TRANSACTION STATEMENT PURSUANT TO SECTION 13(e)
                    OF THE 1934 ACT AND RULE 13e-3 THEREUNDER

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        RULE 13e-3 TRANSACTION STATEMENT
       (Pursuant to Section 13(e) of The Securities Exchange Act of 1934)

                               BILTMORE BANK CORP.
                               -------------------
                              (Name of the Issuer)

                BILTMORE BANK CORP.; JOHNSON INTERNATIONAL, INC.
                ------------------------------------------------
                      (Name of Person(s) Filing Statement)

                           Common Stock, no par value
                           --------------------------
                         (Title of Class of Securities)

                                      None
                                  -------------
                      (CUSIP Number of Class of Securities)


Mr. Mark Behrens                                    William G. Ridenour, Esq.
Executive Vice President                            Ridenour, Swenson, Cleere
Biltmore Bank Corp.                                   & Evans, P.C.
2425 East Camelback Road                            Two Renaissance Square
Phoenix, Arizona 85016                              40 North Central, Suite 1400
1-414-681-4654                                      Phoenix, Arizona 85004-2397
                                                    1-602-254-9900

                     (Name, Address and Telephone Number of
                      Person Authorized to Receive Notices
                         and Communications on Behalf of
                           Person(s) Filing Statement)

This statement is filed in connection with (check the appropriate box):

a.       | |      The filing of solicitation materials or an information
                  statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b.       [ ]      The filing of a registration statement under the Securities
                  Act of 1933.

c.       [ ]      A tender offer.

d.       [X]      None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: | |

Calculation of Filing Fee  1/50th of 1%(1)

--------------------------------------------------------------------------------
              Transaction                                 Amount of filing fee
              Valuation*  $492,885                              98.58
--------------------------------------------------------------------------------

         * Set forth the amount on which the filing fee is calculated and state how it was determined.

[X] Check box if any part of the fee is offset as provided in Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


Amount Previously Paid:  $98.58
                         ------------------------------------------------
Form or Registration No.:  Rule 13e-3 Transaction Statement
                           ----------------------------------------------
Filing Party:  Biltmore Bank Corp./Johnson International, Inc.
               ----------------------------------------------------------
Date Filed:  November 26, 1996
             ------------------------------------------------------------

(1) [$1.00 per share purchase price x 492,885 shares]

                                TABLE OF CONTENTS
                BILTMORE BANK CORP. / JOHNSON INTERNATIONAL, INC.
                        Rule 13e-3 Transaction Statement


Item 1.     Issuer and Class of Security Subject to the Transaction
             ..................................................................4

Item 2.     Identity and Background............................................5

Item 3.     Past Contacts, Transactions or Negotiations........................5

Item 4.     Terms of the Transaction...........................................6

Item 5.     Plans or Proposals of the Issuer or Affiliate......................7

Item 6.     Source and Amounts of Funds or Other Consideration.................8

Item 7.     Purpose(s), Alternatives, Reasons and Effects......................8

Item 8.     Fairness of the Transaction.......................................12

Item 9.     Reports, Opinions, Appraisals and Certain Negotiations............14

Item 10.    Interest in Securities of the Issuer..............................16

Item 11.    Contracts, Arrangements or Understandings With Respect
            to the Issuer's Securities........................................17

Item 12.    Present Intention and Recommendation of Certain Persons
            With Regard to the Transaction....................................18

Item 13.    Other Provisions of the Transaction...............................18

Item 14.    Financial Information.............................................21

Item 15.    Persons and Assets Employed, Retained or Utilized.................22

Item 16.    Additional Information............................................22

Item 17.    Material to be Filed as Exhibits..................................23

   a.  Loan Agreement
   b.  Fairness Opinion
   c.  None
   d.  Disclosure to Shareholders
   e.  Appraisal Rights
   f.  Industry Peer Analysis

Item 1.   Issuer and Class of Security Subject to the Transaction

         The name of the issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction (the "Transaction") is Biltmore Bank Corp., an Arizona corporation (the "Company"). The address of the principal executive offices of the Company is 2425 East Camelback Road, Phoenix, Arizona 85016. The Company is the bank holding company, parent and sole shareholder of Biltmore Investors Bank, N.A., a national banking association (the "Bank"). The Bank's main branch is also located at 2425 East Camelback Road, Phoenix, Arizona 85016.

         The class of securities that is the subject of the Transaction is the Company's common stock, no par value per share ("Company Common Stock"). As of July 31, 1996, the most recent practicable date, 16,522,530 shares of Company
Common Stock were issued and outstanding to 324 holders of record of Company Common Stock (the "Shareholders"). Of the 16,522,530 shares of Company Common Stock, all but 492,885 shares are owned by Johnson International, Inc., ("JI"), a Wisconsin based corporation owned primarily by Samuel C. Johnson and family members, the Company's affiliated shareholder and joint filer of this Transaction Statement. Although the Company is authorized to issue ten million shares of preferred stock, no preferred stock has ever been issued by the Company and the preferred stock is not subject to the Transaction.

         There is currently no established trading market for shares of Company Common Stock. Accordingly, there is no range of high and low bid quotations for Company Common Stock for each quarterly period during the last two years.

         The Company has paid no dividends to holders of Company Common Stock since the Company's incorporation on March 19, 1984, and management of the Bank and the Company intend to follow a policy of retaining earnings to cover capital requirements and expenses. The fairness opinion, discussed in detail in Items 8 and 9, states that the Company may pay a dividend in 1997. Whether the Company decides to pay a dividend at that time will depend, among other factors, on the Company's capital requirements and earnings as well as market and economic trends. The Company's ability to pay dividends is dependent upon the receipt of dividends from the Bank. Currently, the Company has no other sources of revenue. Under certain circumstances, approval of the Comptroller of the Currency may be required prior to the Bank's payment of dividends. Arizona law also restricts a corporation's ability to pay dividends. Under Arizona law, distributions to shareholders (including distributions arising out of a purchase, redemption or other acquisition of a corporation's shares) cannot be made if, after giving effect, either: (1) the corporation would not be able to pay its debts as they become due in the usual course of business; or (2) the corporation's total assets would be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights on dissolution of shareholders whose preferential rights are superior to those receiving the distribution. Although these statutory restrictions do not apply to the Company's current financial posture, they nonetheless can impact a company's ability to make distributions if it does not meet the statutory criteria.

         Neither the Company nor its affiliated shareholder, JI, has made an underwritten public offering of Company Common Stock for cash during the past three years which was registered under the Securities Act of 1933 or exempt from registration thereunder pursuant to Regulation A.

         The Company has not acquired any Company Common Stock since the commencement of the Company's second full fiscal year [January 1, 1994] preceding the date of this Schedule. The Company currently has no treasury stock. JI has acquired 21,770 shares of Company Common Stock since the commencement of the Company's second full fiscal year preceding the date of this Schedule. JI paid a range of $0.85 to $1.00 per share for the shares of Company Common Stock. The average purchase price of Company Common Stock for each quarterly period of the Company during this period was as follows:

             Fiscal Quarter                          Average Purchase Price
             --------------                          ----------------------

         ending March 31, 1994                              $0.85
         ending June 30, 1994                                0.85
         ending September 30, 1994                           0.85
         ending December 31, 1994                            0.85
         ending March 31, 1995                               1.00
         ending June 30, 1995                                1.00
         ending September 30, 1995                           1.00
         ending December 31, 1995                            1.00
         ending March 31, 1996                               1.00
         ending June 30, 1996                                1.00

Item 2.   Identity and Background

         The person filing this Schedule is the Company which is the issuer of the class of equity securities that is the subject of the Rule 13e-3 transaction, and JI, the Company's affiliated shareholder. JI is a Wisconsin corporation with its principal executive offices located at 4041 North Main Street in Racine, Wisconsin 53402. JI's principal business is financial services. JI has not, during the last five years, been convicted in any criminal proceeding, nor has it been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which had, as a result, a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities' laws or finding any violations of such laws.

Item 3.  Past Contacts, Transactions or Negotiations

         (a)(l). The following transactions and approximate dollar amount, other than those described below, have occurred since the commencement of the Company's second full fiscal year preceding the date of this Schedule between JI (including subsidiaries of JI and each executive officer and director of JI; each person controlling JI; and each executive officer and director or any corporation ultimately in control of JI) and the Company:

JI, as a financial services corporation, performs a variety of services for the Company. For these services, such as accounting, group purchasing, risk management, corporate auditing, loan review, human resources, marketing, information systems, compliance, executive management, and training and development, JI receives a management fee, payable monthly. The management fees for 1994 totalled $275,520; for 1995 totalled $428,111; and for the first nine months ended September 30, 1996, totalled $352,767. The cost of JI's services is allocated using acceptable and recognized cost accounting techniques, and is reviewed annually for reasonableness by the Office of the Comptroller of the Currency (with respect to the Bank) and the Federal Reserve Bank of Chicago (with respect to JI).

The Bank also assigns participation interests in loans above the Bank's legal lending limit to JI upon JI's acceptance of the participation interest. The Bank's legal lending limit is $2,200,000, and when loans are brought to the Bank in excess of that limit, the loan is reviewed by JI and, if approved, the excess is participated to JI.

The Bank owes JI $42,000. This loan is evidenced by an unsecured promissory note due in May 1997.

JI passes through to the Bank, the Bank's pro rata share of costs and expenses associated with a data processing contract with M&I Data Services, Inc. The Bank pays JI who, in turn, pays M&I Data Services, Inc. There is no markup or profit charged the Bank by JI in connection with this contract.

Johnson Heritage Trust Company, a subsidiary of JI, provides trust management services to the Bank. For these services, the subsidiary charges the Bank $4,750 per month.

(a)(2) Beginning in the third quarter of 1995, the Company, through its then President Mr. LeRoy Gust, reviewed the process of effecting a going private transaction. At that time, management of the Company engaged in very informal discussions about the feasibility of effecting such a transaction and the potential impact the transaction would have on Bank customers who also were shareholders. Company management elected not to pursue the transaction at that time because, among other reasons, of the perceived impact on Bank customers and the Bank's marketing efforts. In or around April 1996, the Company resurrected these discussions, and contacted Mr. Richard Hansen, the President of JI, about whether JI might consider acquiring 100% control of the Company through a going private transaction. Mr. Hansen indicated that JI would be interested in acquiring 100% control of the Company. At that time, the reverse stock split was thought to be the only realistic vehicle to effect the going private transaction. Except as discussed by the Board in connection with the review of the Committee's recommendations (See Item 7), there have been no other discussions concerning a merger, consolidation or acquisition, tender offer for or other acquisition of securities of any class of the Company; an election of directors of the Company; or a sale or other transfer of a material amount of assets of the Company or any of its subsidiaries. Serious negotiations regarding a reverse stock split transaction commenced in June of 1996 and continued until July 31, 1996 when the Board of Directors of the Company appointed a committee (the "Committee") to investigate the feasibility of a reverse stock split transaction. These negotiations were primarily between Mr. Mark Behrens who is a Senior Vice-President and Corporate Controller of JI, and was the then acting interim President of the Company, and Mr. Richard Hansen, President and Chief Executive Officer of JI. JI also has indicated to the Company in these negotiations that it intends to vote in favor of an amendment to the Company's Second Amended and Restated Articles of Incorporation which, upon passage and filing with the Arizona Corporation Commission, will effect the reverse stock split transaction.

The Committee appointed by the Board of Directors consisted of members of the Board who were not officers or directors of JI. The Committee, by delegation to Mr. Mark Behrens, arranged for the procurement of a fairness opinion from Alex Sheshunoff & Co. Investment Banking, the opinion that was used in connection with the valuation of the shares of Company Common Stock. The Committee met independently of the Board to consider the fairness opinion and make recommendations to the Board about whether to effect a reverse stock split, whether other means, such as a tender offer, would be effective to accomplish the Company's purpose, and the price per share to be offered to the Company's Shareholders. The price per share was determined after extensive discussion by members of the Committee. Although the fairness opinion adopted a $.60 per share value, the Committee decided a value of $1.00 per share for each share of Company Common Stock would help reduce the impact on minority Shareholders who acquired their shares for substantially more than $1.00 per share. To the Company's knowledge, no Shareholder paid less than $1.00 per share. Furthermore, JI and other shareholders had, in prior stock purchases, paid other Shareholders up to $1.00 per share (see Item 1). Finally the Committee wanted to ensure the Bank would not be impacted adversely from a marketing standpoint, and believed the offer in excess of the value set forth in the fairness opinion might mitigate against any such adverse impact. After the independent meeting, the Committee discussed its recommendations with the Board, which then unanimously adopted the recommendations.

While the fairness opinion was being prepared, the Committee, by delegation to Mr. Mark Behrens, made direct inquiry of JI about whether JI would be willing to finance the cost to acquire the fractional interests created by the reverse stock split. JI, through its Senior Vice President and Chief Financial Officer, Mr. Dennis Axelson agreed to loan the Company the funds necessary to acquire the interests. The terms of the loan were negotiated between Mr. Behrens and Mr. Axelson, and approved first by the disinterested Committee appointed by the Board, and then by the full Board of the Company.

(b) Except as noted above, there have not been any contacts or negotiations concerning the matters referred to in Item 3(a)(2) which have been entered into or which have occurred since the commencement of the Company's second full fiscal year preceding the date of this Schedule (i) between any affiliates of the issuer of the class of securities which is the subject of the Rule 13e-3 transaction; or (ii) between such issuer or any of its affiliates and any person who is not affiliated with the issuer and who would have a direct interest in such matters.

Item 4.   Terms of the Transaction

         At a meeting held July 31, 1996, the Board of Directors of the Company appointed the Committee, comprised of the four disinterested, nonaffiliated members of the Board to prepare and present to the Board recommendations regarding a Rule 13e-3 transaction and the fairness of any such transaction to unaffiliated shareholders of Company Common Stock.

         On September 4, 1996, a Special Meeting of the Board of Directors was held to evaluate the recommendations of the Committee. At that Special Meeting, the Board unanimously adopted a resolution authorizing the submission to the holders of Company Common Stock an amendment (the "Amendment") to the Company's Second Amended and Restated Articles of Incorporation reducing the number of authorized shares of Company Common Stock from Twenty-Five Million to Two Hundred shares by a reverse stock split of 125,000 to 1. Upon the adoption of the Amendment (which adoption is assured because JI, the Company's affiliate, owns 97% of the issued and outstanding shares of Company Common Stock and will vote in favor of the Amendment), the Amendment will be filed with the State of Arizona Corporation Commission as soon thereafter as practicable and will become effective upon that filing. The reclassification of authorized Company Common Stock will be automatic without any further action by the Company. Fractional shares of Company Common Stock will not be issued. Instead, to accord the purpose of the Transaction, the Company will purchase all fractional shares.

         At the September 4, 1996 Special Meeting of the Board of Directors, the Board unanimously adopted the recommendations of the Committee that Shareholders of fractional shares of Company Common Stock be paid the sum of $1.00 per share for each share of Company Common Stock held by the Shareholder prior to the reverse stock split. Because all Shareholders other than JI will, after the reverse stock split, own only fractional shares, the Company's purchase of those fractional shares will terminate all fractional Shareholders as Company Shareholders. Accordingly, promptly after the effective date of the Amendment, the Company will notify each Shareholder of record of the effective date of the Amendment and will forward with each notice, instructions for the surrender of share certificates of fractional shares of Company Common Stock in exchange for the payment to the Shareholder in cash of $1.00 per share for each share of Company Common Stock held by the Shareholder prior to the reverse stock split.

Item 5.   Plans or Proposals of the Issuer or Affiliate

         Upon consummation of the Transaction, the Company will file a Form 15 advising the Securities and Exchange Commission (the "SEC") that the Company's duty to file reports pursuant to Section 15(d) of the 1934 Act will be immediately suspended. Because the Company files reports pursuant to Section 15(d) and not Section 12(b) or 12(g), there is no requirement for deregistration.

         Neither the Company nor its affiliate JI has any plan or proposal regarding activities or transactions which are to occur after this Transaction, except as discussed below, which would relate to or result in (a) an extraordinary corporate transaction such as a merger, reorganization or liquidation, involving the Company or any of its subsidiaries; (b) a sale or transfer of a material amount of assets of the Company or any of its subsidiaries; (c) except as noted below, any change in the present Board of Directors or management of the Company including, but not limited to, any plan or proposal to change the number or term of directors, to fill any existing vacancy on the Board or to change any material term of the employment contract of any executive officer; (d) any material change in the present dividend rate or policy or indebtedness or capitalization of the Company; (e) any material change in the Company's corporate structure or business; or (f) a class of equity securities of the Company becoming eligible for termination or registration pursuant to Section 12(g)(4) of the 1934 Act.

         Unrelated to the Transaction, the Company has recently hired a new president to replace Mr. LeRoy C. Gust who resigned his positions as President and Director of both the Bank and the Company on June 27, 1996. His resignation was not related to this Transaction, nor was his resignation a result of a disagreement with the Company on any matter relating to the Company's opera-tions, policies or practices. Mr. Gust has not furnished the Company with any letter describing such disagreement nor has he requested any such disclosure. Mr. Mark Behrens acted as interim President of the Company. Mr. Ronald R. Estervig was recently hired to replace the interim President, Mr. Behrens, and it is anticipated that Mr. Estervig also will serve as a member of the Board of Directors of the Company and the Bank. Mr. Estervig formerly was President and Chief Executive Officer of Heritage Bank, N.A., in Janesville, Wisconsin. Only Mr. Richard A. Hansen, President of JI, and Mr. Mark Behrens, interim President of the Company, participated in negotiations for the reverse stock split. Neither Mr. Gust nor Mr. Estervig participated in those negotiations. See Item
3. Mr. Estervig had not yet began serving as President of the Company at the time of the September 4, 1996 Board meeting. Mr. Behrens and Mr. Hansen are both members of the Board and participated in the vote, although neither vote was necessary for passage because the Board unanimously approved the Transaction.

         Although not discussed in detail by the Board of Directors of the Company, and neither planned nor proposed, it is possible the Company may consider liquidating at some future time. The Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 (Pub. Law 103-328), has relaxed the restrictions imposed on banking institutions and the rationale behind the creation of bank holding companies such as the Company, registered under the Bank Holding Company Act of 1956, as amended, are no longer applicable. Upon approval of the Transaction, JI will control 100% of the issued and outstanding shares of Company Common Stock. The sole asset of the Company is the ownership of all stock of the Bank. Accordingly, after consummation of the Transaction, the Board of Directors may review whether the continued separate corporate existence of the Company is justifiable. A dissolution of the Company after approval of the Transaction would eliminate the additional tier of corporate ownership of the Bank. This alternative will be considered by the Company along with the benefits of continued corporate existence approximately one year after consummation of the Transaction.

Item 6.   Source and Amounts of Funds or Other Consideration

         The funds necessary to purchase fractional shares created by the Transaction will be obtained by a loan from JI to the Company. The total amount of funds necessary to acquire the fractional shares at the $1.00 per share purchase price is $492,885.00. The loan will be evidenced by a promissory note. The note will bear interest at the Wall Street Journal (Western Edition) prime rate, adjusted daily, and will be due and payable two years after the date of the note. Principal and interest will be due at maturity. The Company has not made any plans or arrangements to finance or repay such borrowings.

         The Company anticipates that it will incur expenses of approximately $35,500 in connection with the Transaction, including legal fees of approximately $20,000, appraisal fees of approximately $7,500 and printing and mailing fees of approximately $8,000.

Item 7.   Purpose(s), Alternatives, Reasons and Effects

         The Board of Directors of the Company considered a Rule 13e-3 "going private transaction" to enable management to concentrate efforts on the long-term growth of the Company's business free from the constraints of public ownership which the Board believes often places undue emphasis on quarter-to-quarter earnings at the expense of long-term growth. The Board also has concerns about the Company's financial growth in relation to its industry peers located in the Phoenix, Arizona market. See Exhibit F to this Schedule for a chart depicting the percentage return on equity for the Company's industry peers. As of June 30, 1996, the Company's return on equity was 6.57%. Only one other financial institution out of the 23 polled in the Company's market had a lower percentage, with the average peer group return on equity being 15.58%. The peer group utilized by Alex Sheshunoff & Co. Investment Banking, the experts who prepared the fairness opinion attached as Exhibit B and discussed extensively in Items 8 and 9 of this Schedule, had an even higher average return on equity of 20.53%.

As a result, as part of long-term cost savings, the Board believes the suspension of SEC filing requirements will reduce annual direct expenses approximately $35,000.00, and reduce substantial indirect costs associated with SEC filing requirements. To the Company's knowledge, no significant trading market has developed for the Company Common Stock since the Company first went public in 1985. The Company receives regular inquiries from Shareholders regarding the willingness of the Company or its affiliate, JI, to purchase their shares of Company Common Stock. In many of these instances, the Shareholder was unable to obtain from a stockbroker any bid price or offer to purchase the Company Common Stock.

         The Transaction would permit Shareholders to receive fair value for their shares without the possible diminution of value resulting from the lack of an established trading market and without payment of potentially disproportionate brokerage fees. The lack of liquidity illustrates the fact that being a publicly held company has not served the original purpose for which the Company had undertaken the responsibility of being a public company. The lack of any market interest in Company Common Stock has not permitted Shareholders to realize on the value of their shares, and, in the opinion of the Board, there exists no reasonable prospect of their doing so. Based upon the lack of investor interest in Company Common Stock, little potential for dividends (none have ever been paid), limited stock appreciation potential, expense of being a public company in terms of time spent by management and the significant expense for legal, accounting and transfer agent fees, the Committee appointed by the Board unanimously concluded, and the full Board unanimously concurred, that there was no justification for continuing the Company as a public entity.

         The Company has determined that a reverse stock split would be the most efficient method to achieve the purposes discussed above. Delaying the consummation of the Transaction beyond the December 31 fiscal year-end would substantially reduce the amount of cost savings that could otherwise be realized. If the Company is required to file a Form 10-K, the Company will be required to secure audited financial statements at a cost of approximately $20,000, as well as complying with mandatory Section 15(d) filings until the Transaction is concluded. By consummating the Transaction by year-end, Shareholders will be entitled to take the losses most of them will realize as a result of the Transaction on their 1995 tax returns. It is anticipated most Shareholders will realize a loss as a result of the Transaction because most, if not all, Shareholders paid in excess of $1.00 per share of their shares of Company Common Stock. (A further discussion regarding the tax consequences of the Transaction is set forth below.)

         The Board considered alternatives to the proposed reverse stock split, including privately negotiated purchases of Company Common Stock as well as a possible tender offer. However, these alternatives were rejected because there was no assurance that either alternative would insure a sufficient response to result in the Company having fewer than 300 Shareholders. Although either a purchase or tender offer may have reduced the holders of record of the Company Common Stock below the 300 threshold, the Board rejected both approaches because of the possibility that share ownership would be thinned further, thus impairing the value of the remaining outstanding shares, and because neither approach would have enabled JI to increase its ownership to 100% of all the issued and outstanding shares of Company Common Stock. The Board did not consider a possible sale of the Company because no offers had been presented to the Board and no determination had been made that a sale would be in the best interests of the Shareholders. In addition, the Board did not view a sale as an alternative that could achieve the objectives that the Board sought to achieve with the reverse stock split, which were providing liquidity for existing Shareholders while at the same time reducing costs for the Company.

         If the Transaction is consummated, the present holders of Company Common Stock (other than JI) will no longer have an equity interest in the Company and, therefore, will neither share in its future earnings and growth nor the risks associated with achieving such earnings and growth. Instead, each holder of Company Common Stock will receive $1.00 in cash, plus accrued interest, for each share of Company Common Stock held by the Shareholder prior to the reverse stock split. After the effective date of the Amendment, Shareholders will receive a notice containing instructions for the surrender of their share certificates of fractional shares of Company Common Stock in exchange for the payment to the Shareholder in cash. Shareholders who dissent to the adoption of the Amendment are entitled, under Arizona law, to exercise statutory dissenters' rights of appraisal. See Item 13 for a detailed description of these statutory dissenters' rights of appraisal.

         If the Transaction is consummated, the Company will become wholly-owned by JI. Thus, JI will have a 100% interest in the net book value and net earnings of the Company, $0.84 and $0.03, respectively, based on the June 30, 1996 financial statements. Currently, JI has a 97% interest in the net book value and net earnings of the Company, $0.82 and $0.03, respectively, based on June 30, 1996 financial statements.

         Accordingly, to the extent future earnings increase, JI will be the only Shareholder who benefits from that increase. Conversely, to the extent future earnings decrease, JI will be the only Shareholder impacted by that decrease. And, should the Company require additional equity capital, JI, as the sole remaining Shareholder of the Company, would be a likely source of that equity capital.

         The Company will, as a result of the Transaction, become a privately-held company. After the Transaction, the Company will file a Form 15, and the Company will be relieved of its obligations to file current reports with the SEC. The Company will no longer be required to deliver to Shareholders annual or quarterly reports; to maintain a transfer agent for Company Common Stock; or to retain counsel or accountants to assist in the preparation of any of the above reports or statements.

         Also, as described above, upon consummation of the Transaction, the Company will purchase all fractional shares of Company Common Stock. Because all Shareholders other than JI will own only fractional shares, the Company's purchase of these shares will terminate Shareholder status for all existing Company Shareholders except JI.

         Although the Company will become wholly-owned by JI, in accordance with 12 U.S.C. Section 72, directors of the Company must own shares having an aggregate par value of not less than $1,000.00 or an equivalent interest as determined by the Comptroller of the Currency. Accordingly, after consummation of the Transaction, and solely to comply with this statutory requirement, Directors of the Company each will receive one share of Company Common Stock to hold during his or her term. After the expiration of the Director's term, the Director will transfer the share back to JI. The Directors will not be otherwise permitted to sell, transfer or encumber their shares.

         The following discussion is not intended to and does not constitute a complete description of all possible Federal, State and local tax consequences to Shareholders of the Company as a result of the purchase of fractional shares of Company Common Stock held by Shareholders. The tax consequences of the acquisition of fractional interests may vary depending upon the particular facts relating to each Shareholder. ACCORDINGLY, EACH SHAREHOLDER IS URGED TO CONSULT SUCH SHAREHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE TRANSACTION TO SUCH SHAREHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL OR FOREIGN TAX LAWS.

         The purchase of fractional interests of Company Common Stock created as a result of the reverse stock split will be a taxable transaction for federal income tax purposes. Each holder of Company Common Stock will recognize gain or loss upon the surrender of that Shareholder's Company Common Stock equal to the difference, if any, between (i) the sum of the cash payment of $1.00 per share received pursuant to the Transaction in exchange for the Company Common Stock, and (ii) that Shareholder's tax basis in the Company Common Stock. Holders of Company Common Stock who exercise their right to dissent will recognize gain or loss equal to the difference, if any, between (i) the sum of the cash payment received by the Shareholder in exchange for his or her shares of Company Common Stock upon a final determination of the fair market value of those shares, and
(ii) that Shareholder's tax basis in the Company Common Stock. Any gain or loss will be treated as a capital gain or loss if the Company Common Stock exchanged was held as a capital asset in the hands of the Shareholder.

         Any such capital gain or loss will be combined with all other capital gains and losses recognized by the Shareholder during the taxable year. The Tax Reform Act of 1986 repealed the deduction that had previously been available for 60% of the net long-term capital gain realized by non-corporate taxpayers. Accordingly, if the result of combining all such capital gains and losses recognized during the taxable year is a net capital gain, the full amount of such gain will be included in the Shareholder's gross income. In general, if the result of combining all such capital gains and losses recognized during the taxable year is a net capital loss, a Shareholder which is a corporation may not deduct any portion of the loss and a Shareholder who is not a corporation may deduct such loss only to the extent that it does not exceed $3,000 ($1,500 in the case of a married individual filing a separate return).

         The Company and JI will not recognize any income, gain or loss by reason of the Transaction, and the tax basis of the assets of the Company will not be affected. The Company will have an interest expense deduction as a result of the loan obtained from JI by the Company to purchase the fractional interests in Company Common Stock held by all Shareholders except JI.

         The cash payments due to the holders of fractional interests upon completion of the Transaction (other than certain exempt entities and persons) will be subject to a backup withholding tax under federal income tax law unless certain requirements are met. Generally, the Company will be required to deduct and withhold the tax on payments made for the fractional interests if (i) the Shareholder fails to furnish a taxpayer identification number ("TIN" -- the TIN of an individual Shareholder is his or her Social Security Number) to the Company or fails to certify under penalty of perjury that such TIN is correct;
(ii) the Internal Revenue Service ("IRS") notifies the Company that the TIN furnished by the Shareholder is incorrect; (iii) the IRS notifies the Company that the Shareholder has failed to report interest, dividends or original issue discount in the past; or (iv) there has been a failure by the Shareholder to certify under penalty of perjury that such Shareholder is not subject to the backup withholding tax.

Item 8.   Fairness of the Transaction

         The  Company  and  its  affiliate  JI,  reasonably   believe  that  the
Transaction is fair to all unaffiliated Shareholders of the Company. The Company's opinion is based upon a fairness opinion issued to the Company by an independent research and investment banking firm, Alex Sheshunoff & Co. Investment Banking ("Alex Sheshunoff & Co."), which was specifically retained by the Company to render a fairness opinion of the value of the minority interest in the Company Common Stock held by unaffiliated Shareholders for purposes of a reverse stock split transaction. Further, information regarding the qualifications of Alex Sheshunoff & Co., to render a fairness opinion regarding the Transaction is described in section 9 below.

         No director of the Company dissented or abstained from voting on the Transaction. All directors of the Company, including but not limited to all disinterested nonaffiliated directors, unanimously voted in favor of the Transaction at a Special Meeting of the Board of Directors of the Company held on September 4, 1996 for the purpose of reviewing and considering the Transaction.

         The Company's belief that the Transaction is fair to unaffiliated Shareholders of Company Common Stock is based primarily on the fairness opinion of Alex Sheshunoff & Co. The Board of Directors of the Company in determining the fairness of the Transaction to unaffiliated Shareholders of Company Common Stock and in determining the per share price to be paid to holders of fractional shares of Company Common Stock reviewed and considered: 1) Current market prices of Company Common Stock; 2) Historical market prices of Company Common Stock; 3) Net book value of the Company; 4) Going concern value of the Company; 5) Liquidation value of the Company; 6) The purchase price paid in previous purchases of Company Common Stock by the Company's affiliate JI,; 6) The fairness opinion of Alex Sheshunoff & Co.; and 7) The absence of any offers made by any unaffiliated persons during the preceding eighteen months for: (a) the merger or consolidation of the Company into or with such person or of such person into or with the Company; (b) the sale or other transfer of all or any substantial part of the assets of the Company or; (c) securities of the Company which would enable the holder thereof to exercise control of the Company. The purchase price for the Company Common Stock of $1.00 per share for each share of Company Common Stock held prior to the reverse stock split is equal to or greater than the values which would be obtained by the application of the factors described in (1) through (6) of this paragraph. See Item 9 for a detailed description of these valuations. Due to the very few transactions in shares of Company Common Stock, it was difficult to assess the current, or even the historical or market value of such shares. Alex Sheshunoff & Co. determined a market price of $.60 per share based on the price/book and price/earnings ratios, among other factors. If the Company Common Stock were freely marketable, Alex Shushunoff & Co. determined that the shares would have a $1.18 per share value; however, because of the lack of marketability and the Company's performance, Alex Shushunoff & Co. applied a 50% discount. Alex Shushunoff & Co. also determined that its market value determination was the most accurate valuation given the Company's operating history and performance. The Board believes the liquidation and going concern value would be equal to the net book value of the Company of $.84 per share; the Board did not obtain an appraisal or analysis of the liquidation value beyond that set forth in the Alex Shushunoff & Co. opinion. After considering all these factors, the Board of Directors attributed the most weight to the independent fairness opinion of Alex Sheshunoff & Co., coupled with the fact that JI has previously purchased shares of Company Common Stock for $1.00 per share. Neither the Committee nor the Board assigned any specific weight to the foregoing factors, and individual members of the Board or the Committee may have given differing weights to different factors. Because the Company and JI wanted the Transaction to be equitable to Shareholders, and was concerned with any impact the Transaction may have on Shareholders who also are Bank customers/depositors, the Committee recommended to the Board, and the Board unanimously approved, payment of a premium over Alex Shushunoff & Co.'s opinion and setting the per share value at $1.00 per share, rather than the $.60 proposed in the Alex Shushunoff & Co. fairness opinion.

         The Transaction is not structured so that approval of at least a majority of unaffiliated Shareholders is required to approve the Transaction. In fact, approval of the Transaction is assured because the 97% Shareholder, JI, has indicated that JI will vote all its shares of Company Common Stock in favor of the Transaction.

         At the September 4, 1996 meeting of the Committee, all the Company's directors who are not employees of the Company or JI, unanimously approved the Transaction. The Committee did not retain an unaffiliated representative to act solely on behalf of the unaffiliated Shareholders for the purpose of negotiating the Transaction or preparing a report concerning the fairness of the
Transaction. The Transaction, as recommended by the Committee, was then unanimously approved by all directors of the Company at the Special Meeting of the Board of Directors held on September 4, 1996 to consider and vote upon the Transaction. In addition, after discussion and analysis, the Committee unanimously recommended to the Board, and the Board unanimously approved, payment to each Shareholder impacted by the reverse stock split, the amount of $1.00 per share for each share of Company Common Stock held by the Shareholder prior to the reverse stock split. This amount is 40% higher than the value assigned to the shares in the Alex Sheshunoff & Co., fairness opinion, and which is 1.20 times the Company's June 30, 1996 book value per share of $0.84.

Item 9.   Reports, Opinions, Appraisals and Certain Negotiations

         The Company commissioned and has received from an outside party, Alex Sheshunoff & Co., a report and fairness opinion relating to the Transaction, the fairness of the consideration to be offered to holders of Company Common Stock which is the subject of the Transaction, and the fairness of the Transaction to the Company, its affiliate JI, and unaffiliated Shareholders of Company Common Stock.

         Alex Sheshunoff & Co. is part of the diversified bank consulting and education firm, Alex Sheshunoff Management Services, Inc., which provides a broad range of services offered almost exclusively to the financial services industry. Alex Sheshunoff & Co. has over 1,000 active financial institution clients. In the past three years, Alex Sheshunoff & Co. has completed over 150 fairness opinions involving mergers and acquisitions, reorganizations, reverse stock splits and recapitalizations. Moreover, as part of its bank analysis business, Alex Sheshunoff & Co. is continually involved in rendering valuation opinions of financial institutions nationwide. Alex Sheshunoff & Co. performs in excess of 350 fair market value determinations of banking organizations annually.

         In rendering a fairness opinion, Alex Sheshunoff & Co. considers, among other factors, the nature and history of the bank or bank holding company, the economic outlook in the respective market area and for the banking industry in general, the book value and financial condition of the bank and its future earnings and dividend paying capacities, the size of the block to be acquired, the prices paid for the shares of comparable banks, and the financial impact of the transaction on the bank.

         The Committee selected Alex Sheshunoff & Co. based upon the firm's experience in rendering fairness opinions and the firm's reputation as an industry leader in bank and financial institution valuations.

         There has been no material relationship between Alex Sheshunoff & Co. and the Company or its affiliate JI, during the past two years, other than the Company retaining Alex Sheshunoff & Co. to render a fairness opinion relating to the Transaction.

         The consideration paid to Alex Sheshunoff & Co. for the fairness opinion was not determined by the Company or its affiliate JI. Rather, Alex Sheshunoff & Co. quoted and will receive a fee of $7,500.00 for its services in the preparation of the fairness opinion and related services. The consideration to be paid to the Shareholders for shares of Company Common Stock was determined by the Board of Directors of the Company, as recommended by the Committee, based on the analysis set forth in the opinion, and the factors described in Item 8.

         Alex Sheshunoff & Co.'s fairness opinion concludes that based upon its analysis, the firm believes that as of August 30, 1996, the fair market value of a minority interest in the outstanding Company Common Stock would be $0.60 per share.

         In reaching this conclusion of value, Alex Sheshunoff & Co. conducted an analysis of: (1) the Company's operating performance and financial condition for the three years ended December 31, 1995 and the six months ended June 30, 1996; (2) the projected income, dividends, asset growth and book value of the Company for the five years ending December 31, 2000; (3) the market for the Company Common Stock; (4) the competitive environment in which the Company operates; (5) the ownership composition of the Company; and (6) the general economic conditions impacting the Company's operations and business prospects.

         In analyzing the Company, Alex Sheshunoff & Co. noted that the only material operations of the Company is being a holding company for the Bank and therefore, analyzed the Bank's performance relative to its Arizona based peer group banks. The firm then analyzed the market for bank holding company stocks in general.

         In determining the value of the Company Common Stock, Alex Sheshunoff & Co. utilized the market approach and the net present value approach to valuation. The firm valued the Company as a going-concern under its current business strategy and did not value the minority shares based on a liquidation or other restructuring of the Company. The firm found that the market approach to value (defined as the amount at which the minority shares would change hands between a willing seller and a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of the relevant facts) yielded a value at 1.20 times book value of the Company or $1.00 per share and
20.00 times projected 1996 earnings or $1.34 per share. However, the firm determined that a discount should be applied to this value because of the lack of marketability of the Company Common Stock and the ownership structure of the Company. The only recent trades of Company Common Stock were the purchase of 21,770 shares by the Company's affiliate JI, at $1.00 per share, which was attributed little weight by Alex Sheshunoff & Co. because it was not an arms length transaction. Therefore, after applying the marketability discount, the market value approach produced a value of $0.60 per share according to Alex Sheshunoff & Co.

         Alex Sheshunoff & Co. also examined the net present value approach which discounts the anticipated cash flow from an investment in Company Common Stock, and considers projected dividends and the future residual value of the stock. The firm then applied a 20% discount rate which it considered appropriate, which produced an estimated net present value of Company Common Stock of $0.55 per share as measured by the anticipated dividends and $0.57 per share by discounting projected earnings.

         Alex Sheshunoff & Co. then performed a reconciliation of value of the four approaches to value:

                  Market Value Approach                 $0.60
                  Recent Trades of Minority Stock       $1.00
                  Net Present Value of Dividends        $0.55
                  Net Present Value of Earnings         $0.57

and stated that in its opinion, the value of the minority shares of the Company Common Stock could range in value from $0.55 per share to $0.84 or June 30, 1996 book value. However, Alex Sheshunoff & Co. believed that the market value approach was the most useful in valuing an interest in the Company's minority shares and determined a value for the minority shares of Company Common Stock of $0.60 per share.

         The only instructions provided by the Company or its affiliate JI, to Alex Sheshunoff & Co. relating to its fairness opinion was to estimate the fair market value of approximately 492,885 shares of outstanding Company Common Stock owned by minority Shareholders as of August 30, 1996.

         There were no limitations imposed on Alex Sheshunoff & Co. by the Company or its affiliate JI, relating to the firm's fairness opinion or the scope of its investigation.

         The fairness opinion of Alex Sheshunoff & Co. is attached to this Schedule as Exhibit "B". Additionally. the fairness opinion is available for inspection and copying at the principal executive offices of the Company located at 2425 East Camelback Road, Phoenix, Arizona, 85016 during the Company's regular business hours by any interested Shareholder or his or her representative who has been so designated in writing. A copy of the fairness opinion will be transmitted by the Company to any interested Shareholder or his or her representative who has been so designated in writing upon written request and at the expense of the requesting Shareholder.

Item 10.  Interest in Securities of the Issuer

         The following table sets forth information as of July 31, 1996, (the most recent practicable date) concerning shares of Company Common Stock beneficially owned by each Director of the Company and the Bank, by all Executive Officers and Directors as a group, and by each stockholder known by the Company to be the beneficial owner of more than five percent (5%) of any class of the Company's voting securities, as required by 17 CFR 229.403.

Title of     Name of                               Amount and       Percent of
Class        Beneficial Owner                      Nature of          Class
-----        ----------------                      Beneficial         -----
                                                   Ownership
                                                   ---------
Common       Richard A. Hansen                        0                  *
Common       William G. Ridenour                    7,900                *
Common       Lawrence L. Stuckey                   12,100                *
Common       Philip B. Bell                         5,000                *
Common       John L. Heath                         10,500                *
Common       Mark C. Behrens                          0                  *
Common       Carrie Louis-Hulburd                   2,000                *
Common       L. Robert Peterson                     2,000                *
Common       Kimberley A. Gill-Rimsza               2,000                *
                                                   ------                -

Executive Officer and Directors as
 a group                                           41,500                *
                                                   ======                =

Common       Johnson International, Inc.       16,029,645                97%
             4041 North Main Street
             Racine, WI 53402
----------------------
* The percentage of shares beneficially owned by each Director individually, and all Directors and Executive Officers as a group, does not exceed one percent of the issued and outstanding shares of the Company.

         There have been no transactions in Company Common Stock effected during the past 60 days by the Company or any of the persons or entities described in the preceding paragraph.

Item 11. Contracts, Arrangements or Understandings With Respect to the Issuer's Securities

         There is no contract, arrangement, understanding or relationship in connection with the Transaction between the Company or any other person or entity with respect to shares of Company Common Stock or concerning the voting of the Company Common Stock except, the Company has been advised that all persons named in Item 10 above presently intend to vote all shares of Company Common Stock held by these persons or entities in favor of the Transaction. Collectively, the persons and entities named in section 10 above own or control approximately 97% of the issued and outstanding shares of Company Common Stock. Therefore, if these persons or entities vote their shares of Company Common Stock in favor of the Transaction, approval of the Transaction is assured.

Item 12. Present Intention and Recommendation of Certain Persons With Regard to the Transaction

         After reasonable inquiry, the Company believes that it is the present intention of executive officers and directors of the Company and JI, an affiliate of the Company and joint filer of this Schedule, to vote all shares of the Company Common Stock held by these persons or entities in favor of the Transaction.

         Since all executive officers and directors of the Company hold less than 125,000 shares of Company Common Stock, the fractional shares held by these persons will be purchased by the Company as part of the reverse stock split. This will result in the remaining executive officers and directors of the Company no longer being Company Shareholders after consummation of the Transaction.

         Although the Company will become wholly-owned by JI, in accordance with 12 U.S.C. Section 72, directors of the Company must own shares having an aggregate par value of not less than $1,000.00 or an equivalent interest as determined by the Comptroller of the Currency. Accordingly, after consummation of the Transaction, and solely to comply with this statutory requirement, Directors of the Company each will receive one share of Company Common Stock to hold during his or her term. After the expiration of the Director's term, the Director will transfer the share back to JI. The Directors will not be otherwise permitted to sell, transfer or encumber their shares.

         The Board of Directors of the Company has unanimously approved the Transaction and recommends approval of the Transaction to the Company's Shareholders.

Item 13.  Other Provisions of the Transaction

         The Transaction triggers statutory dissenters' rights of appraisal for the Company's Shareholders pursuant to the Company's Second Amended and Restated Articles of Incorporation and under Arizona corporate law. Arizona Revised Statutes (A. R. S.) section 10-1301 et. seq. provides that shareholders who oppose certain actions taken by a company, as approved by the shareholders, with certain rights to require the company to purchase the dissenter's shares of the company's stock. Under Arizona law, Shareholders who oppose the reverse stock split transaction, have certain specific rights to require the Company to pay to the Shareholder, the "fair value" of their shares of Company Common Stock, provided certain criteria are met by the dissenting Shareholder and the Transaction is approved.

         A Shareholder is entitled to dissent from and obtain payment of the fair value (as that term is defined in the Arizona Revised Statutes) of the Shareholder's shares if the Shareholder is a Shareholder of record of the Company on the Record Date set by the

Company  (November 13, 1996), delivers to the Company  before the vote is taken, written notice of the Shareholder's intent to demand payment for the Shareholder's shares if the proposed action is effectuated, and does not vote the shares in favor of the Amendment to the Second Amended and Restated Articles of Incorporation which, upon adoption, will effect the reverse stock split.

         No later that ten (10) days after approval of the Transaction, the Company shall deliver a written dissenters' notice to all Shareholders who are entitled to dissent. The dissenters' notice shall: 1) state where the payment demand must be sent and where and when certificates for certificated shares of Company Common Stock shall be deposited; 2) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received; 3) supply a form for demanding payment that includes the date of the first announcement to Shareholders of the terms of the reverse stock split transaction requiring that the person asserting dissenters' rights certify whether of not the person acquired beneficial ownership of the shares before that date; 4) set a date by which the Company must receive the payment demand, (which date shall be a least thirty but not more that sixty days after the date the notice to dissenters is delivered); and 5) be accompanied by a copy of A.R.S. section 10-1301 et. seq.

         Upon receipt of the notice to dissenters, dissenting Shareholders shall demand payment, certify whether the Shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice and deposit the Shareholder's certificates of Company Common Stock with the Company in accordance with the terms of the dissenters' notice. A Shareholder who does not demand payment or does not deposit the Shareholder's certificates, each by the date set in the dissenters' notice is not entitled to payment for the Shareholder's shares of Company Common Stock.

         As soon as the Transaction is completed, the Company shall pay each valid dissenter, the amount the Company estimates to be the fair value of the dissenter's shares plus accrued interest. At the time of payment, the Company will provide to dissenting Shareholders: 1) the Company's balance sheet as of the end of the Company's fiscal year, an income statement for that year, a statement of changes in shareholder's equity for that year and the latest available interim financial statements, if any; 2) a statement of the Company's estimate of the fair value of the shares; 3) an explanation of how the interest was calculated; 4) a statement of the dissenters' right to demand payment if the Shareholder is dissatisfied with the payment or offer, and; 5) a copy of A.R.S.
section 10-1301.

         A dissenting Shareholder may notify the Company in writing of the dissenters' own estimate of the fair value of the dissenter's shares and the amount of interest due and either demand payment of the dissenter's estimate, (less any payment made by the Company) or reject the Company's offer and demand payment of the fair value of the dissenter's shares and interest due, if either: 1) the dissenter believes that the amount paid by or offered by the Company is less than the fair value of the dissenter's shares or that the interest is incorrectly calculated; or 2) the Company fails to make payment within sixty (60) days after the date set for demanding payment or fails to take the proposed action and does not return the deposited certificates within sixty (60) days. A dissenting Shareholder waives the right to demand payment unless the dissenter notifies the Company of the dissenter's demand in writing within thirty (30) days after the Company makes or offers payment for the dissenter's shares.

         If a demand for payment by a dissenting Shareholder remains unsettled, the Company shall commence a proceeding within sixty days after receiving the payment demand and shall petition the Superior Court of Maricopa County, Arizona, to determine the fair value of the dissenters shares of Company Common Stock and accrued interest. If the Company fails to commence the action within sixty days, the Company shall pay each dissenter whose demand remains unsettled the amount demanded.

         All dissenters, whether or not residents of Arizona, whose demands remain unsettled shall be parties to the proceeding as an action against their shares of Company Common Stock. All parties shall be served with a copy of the petition. Non-residents of Arizona may be served by certified mail or by publication as allowed by the Arizona Rules of Civil Procedure. In any such proceeding, there is no right to trial by jury. The superior court may appoint a master to have the powers and authorities as are conferred on masters by law, by the Arizona Rules of Civil Procedure or by the order of appointment. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

         Each dissenter made a party to the proceeding is entitled to judgment either: 1) for the amount, if any, by which the superior court finds the fair value of his or her shares plus interest exceeds the amount paid by the Company, or; 2) for the fair value plus accrued interest of the dissenter's after-acquired shares for which the Company elected to withhold payment.

         In any such appraisal proceeding, the superior court shall determine all costs of the proceeding, including the reasonable compensation and expenses of any master appointed by the court. The court shall assess the costs against the Company, except that the court shall assess costs against all or some of the dissenters to the extent the court finds that the fair value does not materially exceed the amount offered by the Company or that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

         The superior court may also assess the fees and expenses of attorneys and experts for the respective parties in amounts that the court finds equitable either: 1) against the Company and in favor of any or all dissenters if the court finds that the Company did not substantially comply with Arizona law; 2) against the dissenters and in favor of the Company if the court finds that the fair value does not materially exceed that amount offered by the Company, or; 3) against either the Company or a dissenter if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith.

         If the superior court finds that the services of an attorney for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the Company, the court may award to these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who benefitted.

         ARIZONA REVISED STATUTES SECTION 10-1301 ET. SEQ. SETS FORTH IN DETAIL THE MECHANICS OF DISSENTERS' RIGHTS. SHAREHOLDERS ARE ADVISED TO REVIEW THE ARIZONA REVISED STATUTES WITH COUNSEL IF THEY INTEND TO PURSUE THEIR RIGHTS OF DISSENT AND APPRAISAL.

         No arrangements have been made by the Company or any affiliate of the Company in relation to the Transaction to allow unaffiliated Shareholders to obtain access to the files of the Company or its affiliate other than any such rights granted to Shareholders under Arizona law. No provisions have been made by the Company or any affiliate to obtain counsel or appraisal services at the expense of the Company for the benefit of Shareholders relating to the reverse stock split transaction.

Item 14. Financial Information

         Set forth below are the audited financial statements of the Company for the two most recent fiscal years, the interim unaudited financial statements of the Company for the second quarter of 1996 (the most recent practicable date), the corresponding unaudited financial statements for the second quarter of 1995 and the ratio of earnings to fixed charges for the same periods.

                          [ARTHUR ANDERSEN LETTERHEAD]

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Directors of Biltmore Bank Corp.:

We have audited the accompanying consolidated balance sheets of Biltmore Bank Corp. and subsidiary (the "Company") as of December 31, 1995 and 1994, and the related consolidated statements of income, shareholders' equity and cash flows for the years ended December 31, 1995, 1994 and 1993. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Biltmore Bank Corp. and subsidiary as of December 31, 1995 and 1994, and the results of their operations and their cash flows for the years ended December 31, 1995, 1994, and 1993, in conformity with generally accepted accounting principles.

As discussed in Note 16 to the consolidated financial statements, effective January 1, 1993, the Company changed its method of accounting for income taxes. As discussed in Note 2 to the consolidated financial statements, effective January 1, 1994, the Company changed its method of accounting for certain investments in debt and equity securities.

                              /s/ Arthur Andersen LLP
                              -----------------------
                                  ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
February 23, 1996

                               BILTMORE BANK CORP.
                               -------------------
                           CONSOLIDATED BALANCE SHEETS
                           ---------------------------
                           DECEMBER 31, 1995 AND 1994
                           --------------------------

                                     ASSETS
                                     ------
                                                                                 1995           1994
                                                                            -------------   -------------
CASH AND DUE FROM BANKS (Note 3)                                            $   6,336,967   $   7,932,020
FEDERAL FUNDS SOLD                                                                   --         5,628,000
                                                                            -------------   -------------
        Total cash and cash equivalents                                         6,336,967      13,560,020

INVESTMENT SECURITIES AVAILABLE FOR SALE (Notes 2 and 4)                       36,808,353      36,442,647

LOANS, less allowance for credit losses of $2,362,310 and
  $2,422,513 in 1995 and 1994, respectively (Note 5)                           89,152,249      86,862,577
ACCRUED INTEREST RECEIVABLE AND OTHER ASSETS                                    1,936,204       2,697,702

PREMISES AND EQUIPMENT, net (Notes 6 and 9)                                     1,616,411       1,605,453

OTHER REAL ESTATE OWNED (Note 2)                                                  103,015            --

INTANGIBLE ASSETS (Notes 1 and 12)                                              1,562,662       1,676,594
                                                                            -------------   -------------
                                                                            $ 137,515,861   $ 142,844,993
                                                                            =============   =============
                         LIABILITIES AND SHAREHOLDERS'
                         -----------------------------
EQUITY
DEPOSITS:
  Demand-
    Noninterest-bearing                                                     $  23,984,474   $  27,261,963
    Interest-bearing                                                           28,098,433      39,968,012
  Time certificates of deposit, $100,000 and over (Note 7)                     13,689,910      14,089,586
  Other time certificates and individual retirement accounts                   30,266,899      29,076,926
  Savings                                                                      20,317,051      18,831,535
                                                                            -------------   -------------
                                                                              116,356,767     129,228,022

ACCRUED INTEREST PAYABLE                                                          199,316         218,540

SHORT TERM BORROWINGS (Note 8)                                                  6,340,500         603,000


OTHER LIABILITIES                                                                 848,600         949,103
                                                                            -------------   -------------
                                                                              123,745,183     130,998,665

COMMITMENTS AND CONTINGENCIES (Notes 9 and 13)                                       --              --

SHAREHOLDERS' EQUITY (Notes 1, 10 and 11):
  Preferred stock, no par value:
    Authorized and unissued, 10,000,000 shares                                       --              --
  Common stock, no par value (stated value $.50)
    Authorized, 25,000,000 shares; issued and outstanding,
         16,522,530 shares in 1995 and 1994                                     8,261,265       8,261,265
  Additional paid-in capital                                                    4,417,304       4,415,407
  Retained earnings                                                               930,377         215,096
  Net unrealized gain (loss) on securities, net of tax                            161,732      (1,045,440)
                                                                            -------------   -------------
                Total shareholders' equity                                     13,770,678      11,846,328
                                                                            -------------   -------------
                                                                            $ 137,515,861   $ 142,844,993
                                                                            =============   =============

The accompanying notes are an integral part of these consolidated balance sheets.

                               BILTMORE BANK CORP.
                               -------------------
                        CONSOLIDATED STATEMENTS OF INCOME
                        ---------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
              ----------------------------------------------------

                                                          1995            1994            1993
                                                      ------------    ------------    ------------
INTEREST INCOME:
  Interest and fees on loans                          $  7,888,928    $  6,229,328    $  4,282,422
  Other interest income (Note 14)                        2,281,255       2,254,621       1,981,449
                                                      ------------    ------------    ------------
         Total interest income                          10,170,183       8,483,949       6,263,871
INTEREST EXPENSE (Note 15)                               4,399,030       3,369,868       3,284,495
                                                      ------------    ------------    ------------
         Net interest income                             5,771,153       5,114,081       2,979,376
PROVISION FOR CREDIT LOSSES (Note 5)                       (98,868)        (75,632)       (218,573)
                                                      ------------    ------------    ------------
NET INTEREST INCOME AFTER PROVISION
  FOR CREDIT LOSSES                                      5,870,021       5,189,713       3,197,949
                                                      ------------    ------------    ------------

CUSTOMER SERVICE FEES                                      506,796         458,651         338,738
NET GAIN ON SALE OF SECURITIES                              28,261          10,715           6,607
INCOME FROM "LINK" BROKERAGE OFFICE                        113,748         126,207          56,824
TRUST REVENUES                                             189,746         113,892          51,204
NET GAIN ON SALE OF OTHER REAL ESTATE OWNED                   --              --            56,150
                                                      ------------    ------------    ------------
                                                           838,551         709,465         509,523
                                                      ------------    ------------    ------------
OPERATING EXPENSES:
Salaries and wages, net of deferred loan
 origination costs of $137,630, $143,409 and
 $89,869 at December 31, 1995, 1994 and 1993             2,229,621       1,681,001       1,105,838
Employee benefits                                          423,424         357,766         342,885
Occupancy expense                                          649,738         585,077         359,500
Equipment expense                                          354,970         299,044         181,433
Business development expense                               130,302         102,275          38,450
FDIC deposit insurance                                     143,115         284,866         218,005
Management fee expense (Note 20)                           428,111         275,520         175,783
Amortization of intangibles                                172,566         128,957          27,609
Data processing                                            314,371         317,516         168,431
Supplies and printing                                      180,160         185,055          96,817
Other expenses                                             711,824         544,159         243,467
                                                      ------------    ------------    ------------
                                                         5,738,202       4,761,236       2,958,218
                                                      ------------    ------------    ------------
INCOME BEFORE INCOME TAX EXPENSE,
  AND CUMULATIVE EFFECT OF CHANGE IN
  ACCOUNTING PRINCIPLE                                     970,370       1,137,942         749,254
(PROVISION FOR) BENEFIT FROM INCOME TAXES                 (255,089)        219,433            --
                                                      ------------    ------------    ------------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE
  IN ACCOUNTING PRINCIPLE                                  715,281       1,357,375         749,254
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
  PRINCIPLE (Note 16)                                         --              --           700,000
                                                      ------------    ------------    ------------
NET INCOME                                            $    715,281    $  1,357,375    $  1,449,254
                                                      ============    ============    ============
NET INCOME PER COMMON SHARE:
 INCOME BEFORE CUMULATIVE
  EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE            $        .04    $        .08    $        .05
 CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE          --              --               .04
                                                      ------------    ------------    ------------
NET INCOME PER COMMON SHARE                           $        .04    $        .08    $        .09
                                                      ============    ============    ============
WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT SHARES
 OUTSTANDING                                            16,522,530      16,522,530      16,522,530
                                                      ============    ============    ============

The accompanying notes are an integral part of these consolidated statements.

                               BILTMORE BANK CORP.
                               -------------------
                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                 -----------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
              ----------------------------------------------------
                                (NOTES 11 and 12)

                                                                                           Net Unrealized
                                          Common Stock          Additional     Retained     Gains (Losses)
                                    -------------------------     Paid-in      Earnings     on Securities
                                       Shares        Amount       Capital     (Deficit)      Net of Tax
                                    -----------   -----------   -----------   -----------    -----------
BALANCE, December 31, 1992           16,522,530   $ 8,261,265   $ 4,412,078   ($2,591,533)   $      --

        Net Income                         --            --            --       1,449,254           --

                                    -----------   -----------   -----------   -----------    -----------
BALANCE, December 31, 1993           16,522,530   $ 8,261,265   $ 4,412,078   ($1,142,279)          --

        Adoption of SFAS 115,
         "Accounting for Certain
          Investments in Debt and
       Equity Securities"                  --            --            --            --          272,212

        Net Income                         --            --            --       1,357,375           --


        Net Change in Unrealized
           Gains (Losses) on
           Securities, net
           of Tax                          --            --            --            --       (1,317,652)

        Other                              --            --           3,329          --             --
                                    -----------   -----------   -----------   -----------    -----------
BALANCE, December 31, 1994           16,522,530   $ 8,261,265   $ 4,415,407   $   215,096    ($1,045,440)

        Net Income                         --            --            --         715,281           --


        Net Change in Unrealized
           Gains (Losses) on
           Securities, net
           of Tax                          --            --            --            --        1,207,172

        Other                              --            --           1,897          --             --
                                    -----------   -----------   -----------   -----------    -----------
BALANCE, December 31, 1995           16,522,530   $ 8,261,265   $ 4,417,304   $   930,377    $   161,732
                                    ===========   ===========   ===========   ===========    ===========

The accompanying notes are an integral part of these consolidated statements.

                               BILTMORE BANK CORP.
                               -------------------
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      -------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
              ----------------------------------------------------

                                                            1995            1994             1993
                                                        ------------    ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                            $    715,281    $  1,357,375    $  1,449,254
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Provision for credit losses                            (98,868)        (75,632)       (218,573)

      Depreciation and amortization                          361,600         274,336          98,472
      Net amortization and accretion of investment
        securities premiums and discounts                     54,040         154,621         163,991
      Net gain on sale of other real estate owned               --              --           (56,150)
      Net gains on sale of securities                        (28,261)        (10,715)         (6,607)
      Net loss (gain) on sale of fixed assets                    489           6,112          (8,452)

      Recognition of preacquisition net operating
        loss carryforward                                       --           257,173          95,000
      Decrease (increase) in accrued interest
        receivable and other assets                          123,012        (498,570)       (209,987)
      (Decrease) increase in accrued interest payable
        and other liabilities                               (125,709)       (123,717)        (95,225)
      Cumulative effect of change in accounting
        principle                                               --              --          (700,000)
                                                        ------------    ------------    ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                  1,001,584       1,340,983         511,723
                                                        ------------    ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales of investment securities             9,448,103       2,980,313       1,005,625
  Proceeds from maturities of investment securities        7,000,000      15,300,000      12,050,000
  Purchase of investment securities                      (15,040,700)    (17,045,301)    (19,456,854)
  Net increase in loans                                   (2,190,804)     (4,876,134)       (485,356)
  Purchase of bank premises and equipment                   (321,810)       (378,501)       (127,566)
  Proceeds from sale of bank premises and equipment            8,329            --            12,624

  Proceeds from sales of other real estate owned                --              --           509,500
  Cash and cash equivalents of banks acquired,
        net of payment for purchase                             --         6,462,168            --

                                                        ------------    ------------    ------------
NET CASH (USED) PROVIDED BY INVESTING ACTIVITIES          (1,096,882)      2,442,545      (6,492,027)
                                                        ------------    ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase (decrease) in demand deposits
        and savings                                      (13,661,552)      2,553,678      12,334,463
  Net increase (decrease) in time certificates
        of deposit                                           790,297        (133,669)     (5,548,283)
  Net increase (decrease) in securities sold under
        agreement to repurchase                            5,743,500         603,000        (300,000)
                                                        ------------    ------------    ------------
NET CASH (USED) PROVIDED BY FINANCING ACTIVITIES          (7,127,755)      3,023,009       6,486,180
                                                        ------------    ------------    ------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      (7,223,053)      6,806,537         505,876
CASH AND CASH EQUIVALENTS, beginning of year              13,560,020       6,753,483       6,247,607
                                                        ------------    ------------    ------------
CASH AND CASH EQUIVALENTS, end of year                  $  6,336,967    $ 13,560,020    $  6,753,483
                                                        ============    ============    ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
        Interest paid                                   $  4,399,030    $  3,379,954    $  3,373,013

The accompanying notes are an integral part of these consolidated statements.

                               BILTMORE BANK CORP.
                               -------------------
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                        DECEMBER 31, 1995, 1994 AND 1993
                        --------------------------------
(1)  ORGANIZATION:
     ------------

Biltmore Bank Corp. (the Company), the holding company for Biltmore Investors Bank (the Bank) (formerly Biltmore National Bank), was incorporated in Arizona on March 19, 1984. On August 22, 1985, the Company acquired all of the issued stock of the Bank and the Bank commenced banking operations. In 1989, Johnson International Inc. (JI), a Wisconsin-based company owned primarily by Samuel C. Johnson and family members, acquired approximately 76% of the Company's outstanding common stock. As a result, the Company became a subsidiary of JI. In a November 26, 1990 stock offering, JI acquired shares which increased its ownership percentage to approximately 93%.

As per the 1989 Stock Purchase and Investment Agreement, based primarily upon the level of loan losses from the time of its acquisition in 1989 through December 31, 1991, JI was entitled to and did receive 7,570,896 additional shares of stock in 1993. This transaction, combined with purchases of shares of stock from other shareholders, increased JI's ownership to approximately 97%. Since JI's effective ownership exceeded 95%, the goodwill recorded by JI at the time of its acquisition of the Company was required to be "pushed down" to the Company. Therefore, goodwill was recorded on the Company's Balance Sheet as of January 1, 1992. Additional disclosure of this transaction is included in footnotes (11) and (12).

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ------------------------------------------

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, the Bank. All material intercompany accounts and transactions have been eliminated in the consolidated financial statements.

The consolidated financial statements of the Company are prepared in accordance with generally accepted accounting principles. The following is a description of the Company's significant accounting policies.

         Estimates-
         ---------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure or contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Cash and Cash Equivalents-
         -------------------------

Cash and cash equivalents, for purposes of reporting cash flows, include cash on hand, amounts due from banks and federal funds sold. Generally, federal funds are purchased and sold for one-day periods.

         Investment Securities-
         ---------------------

In May 1993, the FASB issued Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities," (SFAS 115). SFAS 115 requires, among other things, that securities classified as available for sale be carried at market value, however, market value adjustments and the related income tax effects, are excluded from earnings and reported separately as a component of stockholders' equity. This new standard was adopted by the Company on January 1, 1994. Prior to this, investment securities available for sale were carried at the lower of cost or market value.

Securities, when purchased, are designated as investment securities held to maturity or investment securities available for sale and remain in that category until they are sold or mature. The specific identification method is used in determining the cost of securities sold. The Company does not engage in the trading of securities, and does not hold any securities classified as held to maturity.

Investment securities available for sale are carried at market value, determined on an aggregate basis. While the Company has no current intention to sell these securities, they may not be held to maturity.

         Loans-
         -----

Loans are reported at the principal amount outstanding, net of deferred loan origination fees and costs. Interest income on loans is credited to operating income as earned based on the principal amount outstanding. Accrual of interest is suspended on a loan when management believes, after considering economic and business conditions and collection efforts, that the borrower's financial condition is such that collection of interest is doubtful.

         Loan Fees-
         ---------
Loan origination fees and certain related direct loan origination costs are offset and the resulting net amount is deferred and amortized over the life of the related loans as an adjustment to the yield of such loans.

In addition, commitment fees are offset against related loans and amortized as a yield adjustment if the commitment is exercised or, if the commitment expires unexercised, it is recognized upon expiration of the commitment.

         Allowance for Credit Losses-
         ---------------------------

The loan portfolio and other extensions of credit are regularly reviewed to determine the adequacy of the allowance for credit losses which is established through a provision for credit losses charged to expense. The impact of economic conditions on the credit worthiness of borrowers is given major consideration in determining the adequacy of the reserve.

A charge against the allowance for credit losses is made when management believes that the collectability of the loan principal is unlikely. Management believes the allowance is adequate to absorb losses inherent in existing loans and commitments to extend credit, based on evaluations of the collectability and prior loss experience of loans and commitments to extend credit. The evaluations take into consideration such factors as changes in the nature and volume of the portfolio, overall portfolio quality, loan concentrations, specific problem loans, commitments and current and anticipated economic conditions that may affect the borrower's ability to pay. Ultimate losses may vary from current estimates and the amount of the provision, which is a current expense, may be either greater or less than actual net charge-offs. Recoveries of loans previously charged off are added back to the allowance.

         Premises and Equipment-
         ----------------------

Premises and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is charged to expense over the estimated useful life of the asset computed on the straight-line method. Leasehold improvements are amortized over the life of the lease, including optional renewal periods, or the estimated useful life of the asset, whichever is shorter.

         Other Real Estate Owned-
         -----------------------

Other real estate owned, which represents real estate acquired in settlement of loans, is initially recorded at the lower of the recorded investment in the loan or the fair value of the real estate.

Prior to foreclosure, the value of the underlying loan is written down to the fair value of the real estate to be acquired by a charge to the allowance for credit losses, if necessary. Any subsequent write downs to reflect declines, if any, in net realizable value of the property are charged to expense.

         Net Income Per Common Share-
         ---------------------------

Net income per common share is calculated by dividing net income by the weighted average number of shares of common stock outstanding during the year. These shares give consideration to outstanding stock options when such effect is dilutive.

         Reclassifications-
         -----------------

Certain reclassifications have been made to conform to the classifications used in the 1995 financial statements.

(3)  CASH AND DUE FROM BANKS:
     -----------------------

Cash includes deposits with the Federal Reserve Bank of $758,648 and $343,000 maintained to satisfy federal regulatory requirements at December 31, 1995 and 1994, respectively.

(4)  INVESTMENT SECURITIES:
     ---------------------

The amortized cost and market value of investment securities available for sale as of December 31 were as follows:

                                          1995                       1994
                               -------------------------   -------------------------
                                Amortized       Market      Amortized       Market
                                   Cost         Value         Cost          Value
                               -----------   -----------   -----------   -----------
United States Treasury
  securities                   $19,858,248   $20,054,063   $20,071,091   $19,198,458
Obligations of United States
  government agencies           15,713,723    15,762,224    17,001,257    16,297,264
Corporate bonds                    500,000       502,350       500,000       492,625
Certificate of deposit             100,000        98,866       100,000       100,000
Federal Reserve Bank stock         390,850       390,850       354,300       354,300
                               -----------   -----------   -----------   -----------
                               $36,562,821   $36,808,353   $38,026,648   $36,442,647
                               ===========   ===========   ===========   ===========

At December 31,  1995,  and 1994 the  Company's  investment  portfolio  included
unrealized  gains  of  approximately  $347,000  and  $5,000  respectively,   and
unrealized losses of approximately $101,000 and $1,589,000 respectively.

Gross realized gains and losses amounted to $34,527 and $6,266 in 1995, and $27,249 and $16,534 in 1994, and $6,607 and $0 in 1993, respectively.

The following table presents the amortized cost and carrying amounts by maturity distribution of the investment portfolio for investments with a stated maturity date:

                                      Maturity Distribution at December 31, 1995

                   Amortized                  Amortized                   Amortized
                     Cost                        Cost                        Cost
                    Within        Market        One to        Market         Over         Market
                   One Year        Value      Five Years       Value      Five Years       Value
                  -----------   -----------   -----------   -----------   -----------   -----------
United States
  Treasury
  securities      $ 2,014,602   $ 2,017,814   $17,843,646   $18,036,249   $      --     $      --
Obligations of
  United States
  government
  agencies          2,985,311     2,990,000    11,045,357    11,105,274     1,683,055     1,666,950
Corporate bonds       500,000       502,350          --            --            --            --
Certificate of
  deposit             100,000        98,866          --            --            --            --
Federal Reserve
  Bank Stock             --            --            --            --         390,850       390,850
                  -----------   -----------   -----------   -----------   -----------   -----------
                  $ 5,599,913   $ 5,609,030   $28,889,003   $29,141,523   $ 2,073,905   $ 2,057,800
                  ===========   ===========   ===========   ===========   ===========   ===========

The Company had $6,000,000 available under federal funds lines of credit with correspondent banks as of both December 31, 1995 and 1994. The Company has assigned a United States Treasury security with a carrying value of $1,982,500 to secure a portion of one of the federal funds lines of credit. There were no borrowings under this line at December 31, 1995 or 1994.

The Company has a Letter of Credit Line of $750,000 available with a correspondent bank as of December 31, 1995 and 1994. There were no borrowings under this line.

At December 31, 1995, the Company had assigned a United States Treasury security with a carrying value of $1,013,750 to secure a Treasury, Tax and Loan account with the Federal Reserve Bank. Also at December 31, 1995, the Company had assigned a United States Treasury Security with a carrying value of $1,006,562 to secure trust account deposits.

(5)  LOANS:
     -----

Loans, which all arise from domestic operations, are summarized as of December 31 as follows:

                                         1995            1994
                                     ------------    ------------

Commercial and industrial            $ 45,379,732    $ 42,243,407
Real estate - construction              2,158,172       1,134,611
Consumer loans                          3,313,321       4,049,441
Residential mortgage                   40,896,989      42,082,311
                                     ------------    ------------
                                       91,748,214      89,509,770
Less - Allowance for credit losses     (2,362,310)     (2,422,513)
Deferred loan origination fees           (233,655)       (224,680)
                                     ------------    ------------
                                     $ 89,152,249    $ 86,862,577
                                     ============    ============

At  December  31,  1995 and 1994,  the  Company  had  outstanding  $624,704  and
$244,090, respectively, of loans made to directors, executive officers and related parties. All such loans were made in the ordinary course of business.

The activity in related party loans for the years ended December 31 is summarized as follows:

                                1995         1994
                             ---------    ---------

Balance, beginning of year   $ 244,090    $ 275,577
Loan disbursements             521,639      166,662
Loan payments received        (141,025)    (198,149)
                             ---------    ---------
Balance, end of year         $ 624,704    $ 244,090
                             =========    =========

The Company has evaluated its loan portfolio as of December 31, 1995 in accordance with its normal practices and has given consideration to the factors creating potential credit losses. While management believes that the allowance for credit losses provides for all currently anticipated problems, management recognizes that the Company may incur additional losses which cannot currently be estimated, but which may be substantial.

Changes in the allowance for credit losses for the years ended December 31 were as follows:

                                       1995          1994           1993
                                   -----------    -----------    -----------

Balance, beginning of year         $ 2,422,513    $ 1,776,129    $ 1,913,793
Reserve acquired in acquisition           --          806,141           --
Provision credited to operations       (98,868)       (75,632)      (218,573)
Loans charged off                      (66,513)      (141,822)       (21,157)
Recoveries                             105,178         57,697        102,066
                                   -----------    -----------    -----------
Balance, end of year               $ 2,362,310    $ 2,422,513    $ 1,776,129
                                   ===========    ===========    ===========

In May 1993 and October 1994, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan" and SFAS No. 118, an amendment to SFAS No. 114 (collectively "SFAS 114"). These new standards require that a loan's value be measured, and if appropriate a valuation reserve established, when it has been determined that the loan is impaired and loss is probable. At December 31, 1995, the Corporation's recorded investment in impaired loans is approximately $110,000. Management has determined that the entire amount of impaired loans will be excluded from evaluation under SFAS 114 as these are smaller-balance homogeneous loans. This amount is net of previous direct writedowns and applications of cash interest payments against the loan balance outstanding.

The average recorded investment in total impaired loans and leases for the year ended December 31, 1995, was not material.

Interest payments received on impaired loans and leases are recorded as interest income unless collection of the remaining recorded investment is doubtful at which time payments received are recorded as reductions of principal. During 1995, interest income recognized on total impaired loans was not material. The gross income that would have been recognized had such loans and leases been performing in accordance with their original terms would have not been material for the same period.

At December 31, 1995, there were no commitments to lend additional funds to borrowers whose loans are classified as nonaccrual or renegotiated. Substantially all the loans contained in the portfolio are to individuals and businesses located in the Phoenix metropolitan area.

(6)  PREMISES AND EQUIPMENT:
     ----------------------

Major classifications of premises and equipment as of December 31 were as follows:

                                                 1995           1994
                                             -----------    -----------

Land                                         $   400,000    $   400,000
Building                                         193,299         65,000
Equipment and furniture                        1,288,483        940,248
Leasehold improvements                           762,471        895,950
                                             -----------    -----------
                                               2,644,253      2,301,198
Less- Accumulated depreciation and
  amortization                                (1,027,842)      (695,745)
                                             -----------    -----------
                                             $ 1,616,411    $ 1,605,453
                                             ===========    ===========

(7)  DEPOSITS:
     --------

Time certificates of deposit with balances of $100,000 and over and their remaining maturities as of December 31 were as follows:

                                                  1995           1994
                                               -----------   -----------

Less than three months                        $ 3,497,647   $ 2,086,262
Three to twelve months                          7,326,066     4,609,937
One year to five years                          2,866,197     7,393,387
Over five years                                      --            --
                                              -----------   -----------
                                              $13,689,910   $14,089,586
                                              ===========   ===========

(8)  SHORT TERM BORROWINGS:
     ---------------------

Short term borrowings at December 31, were as follows:

                                                1995         1994
                                             ----------   ----------

Federal funds purchased                      $1,200,000   $     --
Securities sold under agreement to
  repurchase                                  5,140,500      603,000
                                             ----------   ----------
                                             $6,340,500   $  603,000
                                             ==========   ==========

As of December 31,  1995,  securities  sold under  agreement  to  repurchase  of
$5,000,000   were  with  Heritage  Bank  and  Trust,   Racine,   WI,  a  Johnson
International Company.

(9)  COMMITMENTS AND CONTINGENCIES:
     -----------------------------

In 1988, the Company signed a ten-year lease agreement to lease approximately 10,300 square feet for its current banking offices. The lease was subsequently amended to commence on October 15, 1989 and terminate on June 30, 1999. The Company assigned the lease to the Bank effective December 29, 1989. The lease agreement requires rental payments to be escalated in the seventh year of the lease by a minimum of 20% and a maximum of 30% as determined by a formula based upon the consumer price index, and then to remain constant through the remaining term of the lease. Additionally, the lease requires the Bank to pay an allocated percentage of the direct expenses of the building and project in excess of specified levels. The lease agreement provides renewal options for two five-year periods at fair-market rent at the renewal date.

On February 2, 1994, Biltmore Investors Bank acquired substantially all the assets and liabilities of American National Bank (See note 18). As a result of the acquisition, Biltmore Investors Bank signed a five year lease for a branch location in Scottsdale, Arizona. The lease agreement provides renewal options for two five-year periods.

Total rental expense under the aforementioned leases for the years ended December 31, 1995, 1994 and 1993 was approximately $573,000, $522,000, and
$314,000, respectively. Future minimum rental payments required under the lease agreements at December 31, 1995 were as follows:

                    Year Ending
                    December 31,
                    ------------

                       1996                         616,116
                       1997                         616,116
                       1998                         618,223
                       1999                         210,636
                      Thereafter                       --
                                                 ----------
                                                 $2,061,091
                                                 ==========

In the normal course of business, the Company makes various commitments and incurs certain contingent liabilities which are not reflected in the accompanying consolidated financial statements. These commitments and contingent liabilities include various guarantees and commitments to extend credit arising from normal business activities. At December 31, 1995 and 1994, commitments to extend credit under loan agreements, net of participations sold, aggregated approximately $28,770,000 and $24,745,000, respectively. Commitments to extend credit under letter of credit agreements, net of participations sold, aggregated approximately $567,000 and $495,000 at December 31, 1995 and 1994, respectively. The Bank does not anticipate any material loss as a result of these transactions.

(10)  STOCK OPTIONS:
      -------------

The Company has adopted four stock option plans, the terms of which are summarized as follows:

        The 1984 Nonstatutory Stock Option Plan (the "Nonstatutory Plan") provides for the issuance of a maximum of 20,000 options for the purchase of one share of common stock each. All full-time salaried officers, key employees and directors are eligible to receive options under the Nonstatutory Plan. The option price is $10 per share. Options are exercisable in 25% increments each year subsequent to the first anniversary of the date of grant and expire six years from the date of grant.

        The Incentive Stock Option Plan (the "Incentive Plan") provides for the issuance of a maximum of 40,000 options for the purchase of one share of common stock each. The exercise price of the option may not be less than the fair market value of the stock at the date of grant. Options may be granted under the Incentive Plan to any director, officer or employee of the Company or the Bank. Options granted under the Incentive Plan expire ten years from date of grant and are exercisable at the option of the holder. All options under this plan were forfeited in 1994.

        The Founding Directors Nonstatutory Stock Option Plan (the "Founding Directors Plan") provides for the issuance of a maximum of 60,000 options for the purchase of one share of common stock each. The six founding directors are the only participants in the Founding Directors Plan. Each founding director has been granted options to purchase 10,000 shares of common stock at a purchase price of $12 per share. All options under this plan expired in 1994.

        On September 26, 1989, the Company executed an amendment to the Stock Purchase Agreement with JI (see Note 10) which included an agreement to issue an additional $150,000 in options to a new employee of the Bank, at the per share investment price of the JI transaction. The option plan was approved in 1990 as the 1990 Incentive Stock Option Plan. The JI transaction closed on December 29, 1989 at $2.57 per share which equated to 58,366 shares under the option agreement. As of December 31, 1995, 390 of the options had been granted and exercised.

        Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123") was issued in October 1995 by the Financial Accounting Standards Board and is required to be adopted in 1996. FAS 123 establishes financial accounting and reporting standards for
                                      F-16
         stock-based employee compensation. Currently the Company does not recognize compensation cost on options issued under Accounting
         Principal Board Opinion No. 25 "Accounting For Stock Issued to Employees" ("APB 25") as the exercise price is the same as or higher than the fair market value at time of issuance. FAS 123 permits the Company to continue to follow this treatment as long as pro-forma disclosures of net income and earnings per share are presented as if the fair value based method of accounting defined in FAS 123 had been applied. The fair value based method requires measurement of compensation cost on the grant date based on the fair value of the award using an option pricing model. Management has not yet determined whether it will adopt the fair value based method defined by FAS 123 or continue to use the APB 25 method.

The following summarizes the activity in stock options under the four plans for each of the years in the two-year period ended December 31, 1995 and 1994:

                                          Outstanding      Option    Exercisable
                                            Options        Price       Options
                                            -------        -----      -------

        BALANCE, December 31, 1993          71,400       $10 - $13     11,400

          Options expired                  (60,000)            $12       -
          Options forfeited                 (9,400)            $13    (9,400)
                                           -------                    -------
        BALANCE, December 31, 1994           2,000             $10      2,000
          Options expired                   (2,000)            $10     (2,000)
                                           -------                    -------
        BALANCE, December 31, 1995               0                          0
                                           =======                    =======

(11)  STOCK OFFERINGS AND COMMON STOCK:
      --------------------------------

On March 2, 1989, the Company signed a definitive agreement with JI which allowed them to acquire a controlling interest in the Company (Note 1). The agreement was to purchase approximately $3,000,000 of newly-issued stock at the December 31, 1988, book value per share. In September 1989, an amendment was signed by the Company and JI to change the price per share to the unaudited book value per share of the Company's common shares as of the end of November, 1989, which both parties agreed was $2.57. The purchase, which was consummated on December 29, 1989 and which required regulatory approval, gave JI ownership of approximately 76% of the Company's outstanding stock.

The definitive agreement contained a warrant purchase agreement granting to JI the right to purchase warrants at the price of $.01 per warrant and to purchase common stock equal in number and option price with respect to other shares eligible to be purchased under all of the Company's option plans. The warrants contain anti-dilution provisions providing for the issuance of additional warrants or changes to the warrant prices, as the case may be, should the Company take any action in the future to issue options, rights, warrants or other securities convertible into common stock, or take any other action which will or may have the effect of diminishing JI's proportionate interest in the Company's common stock.

During 1990, pursuant to the terms of the agreement, the Company issued a common stock offering to its stockholders. As a result of this offering, 7,414,345 shares of stock were sold for $8,600,640. JI purchased 7,181,106 shares in the 1990 offering, increasing its ownership of the Company from 76% to 93%. In addition to the stock offering, 390 stock options were exercised at $2.57 per share by an employee of the Bank.

Under the terms of the 1989 definitive agreement, JI would pay additional cash to the Company or receive additional shares of common stock of the Company depending primarily upon losses in the loan portfolio from the date of the agreement in 1989 through December 31, 1991. Based upon actual loan losses incurred, 7,570,896 additional shares were due and payable to JI as of December 31, 1991. The shares were issued to JI on April 30, 1992. A reclassification was made to Common Stock from Additional Paid-in Capital for the stated value of the shares.

This transaction, combined with purchases of shares of common stock from other shareholders, increased JI's ownership of the Company to approximately 97%.

(12)  INTANGIBLE ASSETS:
      -----------------

Because the stock to be issued under the terms of the 1989 definitive agreement was due and payable as of December 31, 1991, JI's effective ownership exceeded 95%. Therefore, the remaining unamortized goodwill, which was originally recorded by JI at the time of JI's acquisition of the Company, was required to be "pushed down" to the Company.

Accordingly, goodwill in the amount of $640,094 was recorded on the Company's Balance Sheet as of January 1, 1992 with an offsetting amount recorded to retained earnings. The goodwill is being amortized using the straight-line method over 25 years, and had approximately 23 years remaining when it was "pushed down" to the Company from JI.

As per Accounting Principles Board Opinion No. 16 (APB 16), retained earnings of the Company was required to be restated on the date of application of pushdown accounting. The restated retained earnings included the remaining minority ownership's percentage of the retained earnings (accumulated deficit at the time), plus JI's recorded equity in the income and losses of the Company from the time of the original acquisition, less all amortization of the goodwill recorded by JI relating to the acquisition of the Company. Therefore, a reclassification of $2,639,069 was made from retained earnings to additional paid-in capital on January 1, 1992

Additional goodwill in the amount of $10,431 was "pushed down" to the Company from JI in 1992 relating to additional shares purchased by JI from other shareholders during the year.

Goodwill was $114,059 and $65,294 at December 31, 1995 and 1994 respectively. The core deposit intangible resulting from the acquisition of ANB, as described in note 17, was $1,384,584 and $1,611,300 at December 31, 1995 and 1994
respectively. The core deposit intangible is amortized over 10 years.

Negative goodwill generated from a previous acquisition was $163,449 and $224,773 at December 31, 1995 and 1994, respectively.

(13)  REGULATORY MATTERS:
      ------------------

The activities of the Bank are regulated by the Office of the Comptroller of the Currency (the OCC). Approval by the OCC may be required prior to payment of dividends by the Bank to the Company under certain circumstances. Additionally, regulations prevent the Bank from transferring funds to the Company for reasons other than the payment of dividends or the purchase of services and supplies.

Therefore, included in the balance sheet at December 31, 1995 and 1994, are $13,714,000 and $11,527,000 respectively, of net assets restricted to use by the Bank only.

The Federal Reserve Board has adopted capital regulations which require the Bank to maintain two separate minimum capital ratios. Included are the Tier 1 Capital Ratio and the Total Risk-Weighted Capital Ratio. The Bank's capital ratios are shown, along with the minimum required ratios as of December 31, 1995, and 1994 respectively, in the following table:

                                                            Total Risk-
                                             Tier 1           Weighted
                                             Capital          Capital
                                             -------          -------

Capital Ratio at December 31, 1995           13.57%           16.16%
Capital Ratio at December 31, 1994           12.96%           14.23%
Regulatory Capital Requirement                4.00%            8.00%

The federal banking agencies have also adopted leverage capital guidelines which banking organizations must meet. Under these guidelines, the most highly rated banking organizations must meet a leverage ratio of at least 3% Tier 1 capital to total assets, while lower rated banking organizations must maintain a ratio of at least 4% to 5%. The Bank's leverage ratios for the years ended December 31, 1995 and 1994 were 8.88% and 7.12% respectively.

At December 31, 1995 and 1994, due to OCC Regulations, the Bank had no retained earnings available for distribution as dividends to the Company.

(14)  OTHER INTEREST INCOME:
      ---------------------

Other interest income for the years ended December 31 is summarized as follows:

                                             1995          1994          1993
                                          ----------    ----------    ----------

Interest on federal funds sold            $  216,886    $  142,360    $  106,913
Interest on deposits in other
  financial institutions                       2,775         2,500         2,329
Interest on investment
  securities                               2,061,594     2,109,761     1,872,207
                                          ----------    ----------    ----------
                                          $2,281,255    $2,254,621    $1,981,449
                                          ==========    ==========    ==========

(15)  INTEREST EXPENSE:
      ----------------

Interest expense for the years ended December 31 is summarized as follows:


                                             1995          1994          1993
                                          ----------    ----------    ----------

  Demand deposits and savings             $1,778,941    $1,371,399    $  939,280
  Time certificates of deposit,
    $100,000 and over                        824,972       604,580       521,449
  Other time deposits                      1,714,099     1,389,057     1,820,239
  Securities sold under
    agreement to repurchase                   59,883         4,832         3,527
  Federal funds purchased                     21,135          --            --
                                          ----------    ----------    ----------
                                          $4,399,030    $3,369,868    $3,284,495
                                          ==========    ==========    ==========

(16)  INCOME TAXES:
      ------------

Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109), which was issued by the Financial Accounting Standards Board. Under this method, deferred tax assets and liabilities are recognized for future tax consequences relating to differences between the book and tax accounting treatment of existing assets and liabilities as of the balance sheet dates. Deferred tax assets and liabilities are calculated using enacted tax rates expected to apply to taxable income in the years in which the book-to-tax accounting differences are expected to be reversed.

The following is a reconciliation between the amount of the provision for income taxes and the amount of tax computed by applying the statutory Federal income tax rate of 34% for each year:

                                                          1995           1994
                                                      -----------     ---------

        Tax computed at statutory rate                  $ 329,926     $ 386,900
        Other                                             (74,837)      (42,333)
        Adjustment of valuation allowance                     -        (564,000)
                                                      -----------     ---------
                Total income tax expense (benefit)      $ 255,089     $(219,433)
                                                      ===========     =========

The tax effects of temporary differences that give rise to significant elements of the deferred tax assets and deferred tax liabilities for each year, are as follows:


                                                        1995            1994
                                                     -----------    -----------
Deferred tax assets:

        Allowance for credit losses                  $   803,185    $   549,576
        Mortgage loan premium                             13,283        168,960
        Net deferred loan fees                            79,443         76,392
        Net operating loss carryforwards                 377,526        847,676
        Net unrealized depreciation on
         investment securities available for sale           --          538,560
        Other                                             16,229         90,049
                                                     -----------    -----------
Total deferred tax assets                            $ 1,289,666    $ 2,271,213
                                                     -----------    -----------

Deferred tax liabilities:

        Fixed assets, primarily due to
         depreciation                                $   (31,516)   $  (100,713)
        Discount accretion on bonds                      (71,120)       (43,120)
        Net unrealized depreciation on
         investment securities available for sale        (83,800)          --
        Other                                           (301,162)       (42,120)
                                                     -----------    -----------
                Total deferred tax liabilities          (487,598)      (185,953)
                                                     -----------    -----------

                                                         802,068      2,085,260
Valuation Allowance                                         --         (352,000)
                                                     -----------    -----------
        Net deferred tax assets                      $   802,068    $ 1,733,260
                                                     ===========    ===========

Changes in the valuation allowance were as follows:

                                                            1995           1994
                                                     -----------    -----------

        Balance, beginning of year                   $   352,000    $ 1,817,000
        Expiration of State NOL                         (352,000)      (624,000)
        Recognition of previously generated
          federal NOLs                                      --         (841,000)
                                                     -----------    -----------
        Balance, end of year                         $      --      $   352,000
                                                     ===========    ===========

The Company has a tax NOL carryforwards of approximately $1.1 million for federal income taxes as of December 31, 1995. The $1.1 million federal NOL carryforward is comprised of prechange NOLs (before JI purchased a 76% ownership on December 29, 1989) and postchange NOLs (from December 29, 1989 to November 26, 1990 when JI became a 93% owner of the Company).

The federal prechange NOL approximates $201,000, and must be utilized by the Company (it cannot be used by JI) no later than the year 2003. The postchange federal NOL, which approximates $910,000, must be utilized by the Company (but not by JI) in full by no later than the year 2004. The Company has fully benefitted all NOL's existing at December 31, 1995.

The cumulative effect of adopting SFAS 109 at January 1, 1993, was $700,000 representing the recognition of the net deferred tax assets at January 1, 1993 plus the Company's estimate of the amount of postchange NOLs it reasonably expected to realize at the time.

(17) NEW PRONOUNCEMENTS:
     ------------------

In March,  1995, the Financial  Accounting  Standards Board issued  Statement of
Financial Accounting Standards No. 121 (SFAS 121), "Accounting for the Impairment of Long-Lived Assets and for Long- Lived Assets to Be Disposed Of." This standard, which must be adopted in 1996, requires long-lived impaired assets to be carried at fair value and all long-lived assets to be disposed of to be reported at the lower of carrying amount or fair value less cost to sell.

SFAS 121 prescribes a cash flow test for recoverability whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of SFAS 121, assets include certain identifiable intangibles and goodwill if the asset tested for recoverability was acquired in a business combination accounted for using the purchase method.

The Corporation does not anticipate that SFAS 121 will have a material impact on the consolidated financial statements.

(18)  BUSINESS COMBINATION:
      --------------------

On February 1, 1994, the Bank acquired substantially all of the assets and liabilities of American National Bank (ANB), which had one office in Scottsdale, Arizona and one office in Phoenix, Arizona. The acquisition was funded through available capital of the Bank at a cost of approximately $1.1 million.

The transaction was accounted for as a purchase and is included in the Company's results of operations as of February 1, 1994. The following table shows the fair value of assets acquired, fair value of liabilities assumed, and net cash paid:

        Fair Value of Assets Acquired                     $32,422,667
        Fair Value of Liabilities Assumed                  31,335,419
                                                         ------------
        Cash Paid for Acquisitions                          1,087,248
        Cash Received in Acquisition                       (7,549,416)
                                                          -----------
        Net Cash and Cash Equivalents Received             $6,462,168
                                                          ===========

The pro-forma impact on the Company's results of operations for the year ended December 31, 1994, assuming ANB had been acquired as of the beginning of the year, are not materially different than the Company's actual results. The unaudited pro-forma impact on the Company's results of operation for the year ended December 31, 1993 had the ANB transaction described above been consummated January 1, 1993 is as follows:

                                      For the Year Ended
                                      December 31, 1993
                                             (Unaudited)

        Net Interest Income                 $4,253,000

        Provision for Loan Losses           $  219,000

        Net Income                          $1,119,000

        Net Income per Share                     $ .07

(19) FAIR VALUE OF FINANCIAL INSTRUMENTS:
     -----------------------------------

The following tables present the estimated fair values of financial instruments as of December 31, 1995 and 1994:

                                                                1995
                                                     ---------------------------
                                                       Carrying         Fair
                                                         Value          Value
                                                     ------------   ------------
Financial Assets:
   Cash and Cash Equivalents                         $  6,337,000   $  6,337,000
   Investments Securities Available
     for Sale                                          36,808,000     36,808,000
   Net Loans                                           89,152,000     89,199,000
   Interest Receivable                                  1,109,000      1,109,000

Financial Liabilities:
   Deposits                                           116,357,000    116,919,000
   Short Term Borrowings                                6,341,000      6,201,000
   Interest Payable                                       199,000        199,000

                                                                 1994
                                                     ---------------------------
                                                       Carrying         Fair
                                                         Value          Value
                                                     ------------   ------------
Financial Assets:
   Cash and Cash Equivalents                         $ 13,560,000   $ 13,560,000
   Investments Securities Available
     for Sale                                          36,443,000     36,443,000
   Net Loans                                           86,863,000     81,382,000
   Interest Receivable                                  1,018,000      1,018,000

Financial Liabilities:
   Deposits                                           129,228,000    121,281,000
   Short Term Borrowings                                  603,000        603,000
   Interest Payable                                       219,000        219,000


Where readily available, quoted market prices were utilized by the Company. If quoted market prices were not available, fair values were based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. The calculated fair value estimates, therefore, cannot be substantiated by comparison to independent markets and may not be realized in immediate settlement of the instrument. Certain financial instruments and all nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used in estimating the fair value for financial instruments.

Cash and cash equivalents, interest receivable, securities sold under agreements
--------------------------------------------------------------------------------
to repurchase, and interest payable
-----------------------------------

The carrying amounts reported for these financial instruments are a reasonable estimate of fair value.

Investment securities available for sale
----------------------------------------

Fair value is based on quoted market prices or dealer quotes.

Loans
-----

Loans that reprice or mature within three months of year end were assigned fair values based on their carrying values. For remaining loans, fair value was estimated by discounting the expected future cash flows using current interest rates at which similar loans would be made to borrowers of comparable creditworthiness.

Deposits
--------

The fair value of fixed-maturity time deposits was estimated based on discounted cash flows using rates currently offered for deposits of similar remaining maturities.

Though demand and savings deposits may have duration characteristics which could justify fair value estimation using methods similar to those used for fixed-maturity time deposits, their fair value was considered to be carrying value pursuant to the disclosure requirements.

(20) MANAGEMENT FEE:
     --------------

The Company pays its allocable portion of expenses to JI in an arrangement similar to all of JI's subsidiaries. The arrangement calls for partial payment of allocable expenses in the early years after becoming a subsidiary of JI.

In 1993, the Company paid $175,783 in management fees, equalling 63% of its allocable portion of expenses. In 1994, the Company paid $275,520 in management fees, equalling 83% of its allocable portion of expenses. In 1995, the Company paid $428,111 in management fees, equaling 88% of its allocable portion of expenses.

Future payments as a percentage of the Company's allocable portion of expenses are expected to be 100% in 1996.

(21) CONDENSED FINANCIAL INFORMATION - PARENT COMPANY ONLY
     -----------------------------------------------------

CONDENSED BALANCE SHEETS DECEMBER 31            1995         1994
                                            -----------   -----------

ASSETS:

CASH                                        $       424   $       120
DEFERRED TAXES                                     --         257,173
INVESTMENT IN BILTMORE INVESTORS BANK        13,714,165    11,527,411
PREPAID EXPENSES                                  1,826         2,160
GOODWILL                                         64,019        65,294
                                            -----------   -----------
TOTAL ASSETS                                $13,780,434   $11,852,158
                                            ===========   ===========



LIABILITIES AND SHAREHOLDERS' EQUITY:

OTHER LIABILITIES                           $     9,756   $     5,830
                                            -----------   -----------
TOTAL SHAREHOLDER'S EQUITY                   13,770,678    11,846,328
                                            -----------   -----------
TOTAL LIABILITIES AND SHAREHOLDERS EQUITY   $13,780,434   $11,852,158
                                            ===========   ===========

CONDENSED STATEMENTS OF INCOME FOR THE YEARS
ENDED DECEMBER 31:                               1995           1994           1993
                                             -----------    -----------    -----------
 EQUITY IN NET INCOME OF BILTMORE
   INVESTORS BANK                            $   722,418    $ 1,376,788    $   771,879

 EXPENSES:
   General and administrative                      6,009         10,334          2,926
   Amortization of goodwill                        3,172          9,079         19,699
                                             -----------    -----------    -----------
 TOTAL EXPENSES                                   (9,181)       (19,413)       (22,625)
                                             -----------    -----------    -----------

 INCOME BEFORE INCOME TAX EXPENSE
   AND CUMULATIVE EFFECT OF CHANGE
IN ACCOUNTING ACCOUNTING PRINCIPAL               713,237      1,357,375        749,254
   BENEFIT FROM INCOME TAXES                      (2,044)          --             --
                                             -----------    -----------    -----------
 INCOME BEFORE CUMULATIVE EFFECT OF
   CHANGE IN ACCOUNTING PRINCIPLE                715,281      1,357,375        749,254
 CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE                                        --             --          700,000

                                             -----------    -----------    -----------
 NET INCOME                                  $   715,281    $ 1,357,375    $ 1,449,254
                                             ===========    ===========    ===========

CONDENSED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31                                1995           1994            1993
                                                            -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
 RECONCILIATION OF NET INCOME TO NET CASH
  USED BY OPERATING ACTIVITIES:
   Net income                                               $   715,281    $ 1,357,375    $ 1,449,254
   Adjustments to reconcile net income to
        net cash provided (used) by operating activities-
   Equity in net income of Biltmore
        Investors Bank                                         (722,418)    (1,376,788)      (771,879)
   Amortization of goodwill                                       3,172          9,079         19,699
   Recognition of preacquisition net
        operating loss carryforward                                --          257,173         95,000
   Cumulative effect of a change in
        accounting principal                                       --             --         (700,000)
   Increase in investment in Biltmore
        Investors Bank due to utilization of
        preacquisition net operating loss
        carryforward                                               --         (257,173)       (95,000)
   (Decrease) increase in other
        liabilities                                             3,934             (621)       (12,888)
   Decrease in other assets                                       335              518            278
                                                            -----------    -----------    -----------
Net cash provided (used) by operating
          activities                                                304        (10,437)       (15,536)
                                                            -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:                              --             --             --

CASH FLOWS FROM FINANCING ACTIVITIES:                              --             --             --

DECREASE IN CASH AND CASH EQUIVALENTS                               304        (10,437)       (15,536)

CASH AND CASH EQUIVALENTS,
     beginning of period                                            120         10,557         26,093
                                                            -----------    -----------    -----------
CASH AND CASH EQUIVALENTS, end of period                    $       424    $       120    $    10,557
                                                            ===========    ===========    ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  INFORMATION:
   Interest paid                                            $       176    $      --      $      --
                                                            ===========    ===========    ===========

NON-CASH TRANSACTION:
  Pushdown of goodwill from Parent                          $     1,897    $     3,329    $      --
                                                            ===========    ===========    ===========

Part I Item 1. Financial Statements
               --------------------

                               BILTMORE BANK CORP.
                               ------------------
                           CONSOLIDATED BALANCE SHEETS
                           ---------------------------
                                     ASSETS
                                     ------
                                 (000's Omitted)

                                                     June 30,   December 31,
                                                     1996           1995
                                                     --------   ------------
CASH AND DUE FROM BANKS                             $   6,623    $   6,337
FEDERAL FUNDS SOLD                                      5,000         --
                                                    ---------    ---------
   TOTAL CASH AND CASH EQUIVALENTS                     11,623        6,337

INVESTMENT SECURITIES AVAILABLE FOR SALE               28,109       36,808

LOANS, less allowance for credit losses
  of $2,373 and $2,362 at 6/30/96 and                  89,155       89,152
    12/31/95, respectively

ACCRUED INTEREST RECEIVABLE AND
  OTHER ASSETS                                          2,060        2,099

PREMISES AND EQUIPMENT, net                             1,621        1,616

OTHER REAL ESTATE OWNED                                   103          103

INTANGIBLE ASSETS                                       1,338        1,400
                                                    ---------    ---------
                                                    $ 134,009    $ 137,515
                                                    =========    =========


                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------

DEPOSITS:
  Demand - Noninterest-bearing                      $  26,746    $  23,985
  Time certificates of deposit,
    $100,000 and over                                   9,950       13,690
  Other time certificates and
    individual retirement accounts                     25,571       30,267
  Money Market Savings                                 56,085       48,415
                                                    ---------    ---------
                                                      118,352      116,357
ACCRUED INTEREST PAYABLE                                  118          199

SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE            917        6,340

OTHER LIABILITIES                                         701          849
                                                    ---------    ---------
                                                      120,088      123,745
SHAREHOLDERS' EQUITY:
  Preferred stock, no par value:
    Authorized and unissued, 10,000,000 shares           --           --
  Common stock, no par value (stated value $.50)
    Authorized, 25,000,000 shares; issued and
    outstanding, 16,522,530 shares                      8,261        8,261
  Additional paid-in capital                            4,417        4,417
  Undivided Profits                                     1,379          930
  Net unrealized gain (loss) on securities               (136)         162
                                                    ---------    ---------
                                                       13,921       13,770
                                                    ---------    ---------
                                                    $ 134,009    $ 137,515
                                                    =========    =========

                 See notes to consolidated financial statements.

                       BILTMORE BANK CORP. AND SUBSIDIARY
                       ----------------------------------

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      -------------------------------------

                                                     Six months ended June 30,
                                                        1996           1995
                                                   ------------    ------------
INTEREST INCOME:
  Interest and fees on loans                       $  3,916,394    $  3,948,007
  Other interest income                               1,072,762       1,117,447
                                                   ------------    ------------
           Total interest income                      4,989,156       5,065,454

INTEREST EXPENSE                                      2,015,040       2,141,027
                                                   ------------    ------------
           Net interest income                        2,974,116       2,924,427

PROVISION FOR CREDIT LOSSES                                --              --
                                                   ------------    ------------
NET INTEREST INCOME AFTER
 PROVISION FOR CREDIT LOSSES                          2,974,116       2,924,427
                                                   ------------    ------------
CUSTOMER SERVICE FEES                                   120,509         138,905
LOAN FEES                                               113,636         134,100
GAIN (LOSS) ON SALE OF SECURITIES                        (4,077)         28,455
INCOME FROM "LINK" BROKERAGE OFFICE                     119,536          47,841
TRUST REVENUES                                          128,306          87,800
                                                   ------------    ------------
                                                        477,910         437,101
                                                   ------------    ------------
OPERATING EXPENSES:
  Salaries and employee benefits, net
    of deferred loan origination costs
    of $121,213 in 1996 and $63,213 in 1995           1,430,626       1,256,064
  Occupancy                                             321,528         315,939
  Equipment                                             234,053         179,537
  Data processing                                       166,676         151,022
  Management fee expense                                216,906         201,564
  Other                                                 394,496         796,454
                                                   ------------    ------------
                                                      2,764,285       2,900,580
                                                   ------------    ------------

NET INCOME BEFORE INCOME TAX EXPENSE                    687,741         460,948

INCOME TAX EXPENSE                                     (239,600)       (129,378)
                                                   ------------    ------------
NET INCOME                                              448,141         331,570
                                                   ============    ============

NET INCOME PER SHARE                               $       0.03    $       0.02
                                                   ============    ============
WEIGHTED AVERAGE COMMON AND COMMON
  EQUIVALENT SHARES OUTSTANDING                      16,522,530      16,522,530
                                                   ============    ============

                 See notes to consolidated financial statements.

                              BILTMORE BANK CORP.
                              -------------------

                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                 -----------------------------------------------


                                                        Common Stock                 Additional
                                                 ----------------------------          Paid-in         Accumulated       Equity in
                                                   Shares            Amount            Capital           Earnings       Investments
                                                 ----------        ----------        ----------        ----------       -----------
BALANCE, December 31, 1995                       16,522,530        $8,261,265        $4,417,304        $  930,377        $  161,732

   Net income                                        --                --                --               448,141              --

Unrealized gain (loss) in
 Investments available for
 sale as of June 30, 1996                            --                --                --                  --            (297,453)

                                                 ----------        ----------        ----------        ----------        ----------
BALANCE, June 30, 1996                           16,522,530        $8,261,265        $4,417,304        $1,378,518        $ (135,721)
                                                 ==========        ==========        ==========        ==========        ==========











                 See notes to consolidated financial statements.

                       BILTMORE BANK CORP. AND SUBSIDIARY
                       ----------------------------------

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      -------------------------------------
                                 (000's Omitted)

                                                                              Six months ended June 30,
                                                                               1996                1995
                                                                            --------             --------
 CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income (loss)                                                     $    448             $    332
      Adjustments to reconcile net loss to net cash
       provided (used) by operating activities:
         Depreciation and amortization                                           176                  207
      Net amortization and accretion of investment
       securities premiums and discounts                                         (18)                  98
      Net (gain) loss on sale of securities                                        4                  (28)

      Net (gain) loss on sale of fixed assets                                     (5)                --
      Decrease (increase) in accrued interest receivable
     and other assets                                                            194                  610
      (Decrease) increase in accrued interest payable and other
        liabilities                                                             (222)                 123
                                                                            --------             --------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                                 577                1,340
                                                                            --------             --------
CASH FLOWS FROM INVESTING ACTIVITIES:
      Proceeds from sales of investment securities                             2,859                5,141
      Proceeds from maturities of investment securities                        5,500                2,000
      Purchase of investment securities                                         (114)              (1,013)
      Net (increase) in loans                                                     (3)                (589)
      Purchase of bank premises and equipment                                   (140)                (176)
      Proceeds on sale of fixed assets                                            42                 --
                                                                            --------             --------
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                               8,144                5,363
                                                                            --------             --------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Net increase in demand deposits and savings                             10,431              (11,475)
      Net decrease in time certificates of deposit                            (8,436)               3,702
      Net (decrease) increase in securities sold under agreement
       to repurchase                                                          (5,430)                 175
                                                                            --------             --------
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                              (3,435)              (7,948)
                                                                            --------             --------
NET INCREASE (DECREASED) IN CASH AND CASH EQUIVALENTS                          5,286               (1,245)

CASH AND CASH EQUIVALENTS, beginning of year                                   6,337               13,560
                                                                            --------             --------
CASH AND CASH EQUIVALENTS, end of period                                    $ 11,623             $ 12,315
                                                                            ========             ========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
      Interest paid on deposits                                             $  2,007             $  2,104

                 See notes to consolidated financial statements.

                       BILTMORE BANK CORP. AND SUBSIDIARY
                       ----------------------------------

                 FOOTNOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 ----------------------------------------------
                                  June 30, 1996
                                  -------------
                                   (Unaudited)



NOTE 1  --  Basis of Preparation and Presentation
            -------------------------------------

The consolidated financial statements included herein have been prepared by Biltmore Bank Corp. (the Company), without audit, pursuant to the rules and regulations of the Securities and Exchange Commission and include all adjustments which are, in the opinion of management, necessary for a fair presentation. The condensed consolidated financial statements include the accounts of the Company and its subsidiary. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principals have been condensed or omitted pursuant to such rules and regulations. The Company believes that the disclosures are adequate to make the information presented not misleading; however, it is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto which are incorporated by reference in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995. The financial data for the interim periods may not necessarily be indicative of results to be expected for the year.

BILTMORE BANK CORP.
Reverse Stock Split
Earnings to Fixed Charge Ratio
12-Sep-96







                                              1996           1995           1994

Occupancy Expense                           321523         649738         585077
Equipment Expense                           178975         354970         299044
Amortization of Intangibles                 109188         172566         128957
                                            ------        -------        -------
Total Fixed Charges                         609686        1177274        1013078

Earnings                                    455970        1357375         715281

Earnings to Fixed Charge Ratio                0.75           1.15           0.71

Item 15.  Persons and Assets Employed, Retained or Utilized

         William G. Ridenour, is a member of the Board of Directors of the Company and is a founding shareholder of the law firm Ridenour, Swenson, Cleere & Evans, P.C. (RSC&E). RSC&E has in the past and continues to provide legal services to the Company, including providing legal representation to the Company in connection with the Transaction. The Company is charged and has agreed to pay RSC&E for its legal services on an hourly basis at the rate of $125.00 per hour. It is anticipated that the legal fees and costs of RSC&E in connection with the Transaction will be the sum of $20,000.00.

Item 16.  Additional Information

         None.

Item 17.          Material to be Filed as Exhibits

                              a.  Loan Agreement
                              b.  Fairness Opinion
                              c.  None
                              d.  Disclosures to Shareholders
                              e.  Appraisal Rights
                              f.  Industry Peer Analysis


         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Schedule is true, complete and correct.

Dated November 26, 1996
                                                  Biltmore Bank Corp.



                                                  By: /s/ Mark Behrens
                                                      --------------------------
                                                  Name: Mark Behrens
                                                  Title:Executive Vice President



                                                  Johnson International, Inc.

                                                  By:/s/ Dennis Axelson
                                                     ---------------------------
                                                  Name:  Dennis Axelson
                                                  Title: Senior Vice President
                                                         and Chief financial
                                                         Officer

                                 PROMISSORY NOTE


$492,885.00                                                     Phoenix, Arizona
                                                           _______________, 1996



                  The undersigned, for value received, promises to pay to the order of Johnson International, Inc. (herein called "JI") at the offices of JI at 4041 N. Main Street, Racine, Wisconsin, the principal sum of Four Hundred Ninety-Two Thousand Eight Hundred Eighty-Five and 00/100 Dollars ($492,885.00). This Note shall be due and payable on _________________, 1998, the date which is two years after the date of this Note.

                  The aggregate unpaid amount of the loan made by JI to the undersigned, shall be subject to a variable interest rate. The rate will be the prime rate reflected in the Wall Street Journal (Western Edition), adjusted daily. Interest is computed for the actual number of days principal is unpaid on a basis of a 365-day year. An adjustment in the Note rate will result in an increase or decrease in the final payment amount.

                  This Note has been made under and is governed by the laws of the State of Arizona.

                                            BILTMORE BANK CORP., an Arizona
                                            corporation



                                            By:________________________________

                                                Its: Chief Executive Officer


2425 E. Camelback Road, Suite 100
Phoenix, Arizona  85016



                                     ITEM 17
                                   EXHIBIT "A"

                                    Item 17
                                   Exhibit B

                           Fair Market Value Analysis
          OF 492,885 SHARES (2.98%) OF THE OUTSTANDING COMMON STOCK OF
                     BILTMORE BANK CORP., PHOENIX, ARIZONA

                             AS OF AUGUST 30, 1996



FAIR MARKET VALUE DISCUSSION


EXHIBITS
--------

I.   GUIDELINE COMPANANIES
II.  FINANCIAL PROJECTIONS
III. FAIR MARKET VALUE SUMMARY
IV.  COMPANY AND BANK FINANCIAL DATA


This material represents our opinion, based on interpretation and analysis of information generally available to the public or specifically released by the subject banks or on their behalf. We believe that our sources of information are reliable, however, we do not assume any liability for the accuracy or comprehensiveness of the information. Certain of the data presented in this report are the result of calculations performed by us on figures obtained from other sources. The assumptions used to make projections of future performances are not certain to become reality. If future events do not occur as projected, the actual future performance level may vary substantially from the projections contained within. This material is not to be reproduced in whole or in part without our specific written permission.

                    ALEX SHESHUNOFF & CO. INVESTMENT BANKING




                                                              September 3, 1996


The Board of Directors of
Biltmore Bank Corp.
2425 East Camelback Road
Phoenix, Arizona     85016

Re: Fair market valuation of 492,885 (2.98%) shares of the outstanding common stock of Biltmore Bank Corp., Phoenix, Arizona (the "Company"), as of August 30, 1996, to be used in a reverse stock split.

Dear Members of the Board :

Pursuant to your request, we are presenting to you our fair market valuation of the minority interest in the outstanding common stock of Biltmore Bank Corp., Phoenix, Arizona (the "Company"), as of August 30, 1996, which is to be used in a reverse stock split.


Alex Sheshunoff & Co. Investment Banking renders valuation opinions of banks, bank holding companies, thrifts and other financial institutions nationwide. As part of our valuation business, we render opinions for tax purposes, estate planning, employee stock ownership plans, private placements, buy/sell agreements, initial public offerings, secondary offerings, dissenters' rights proceedings, mergers and acquisitions including fairness opinions, and other purposes. We are experts in the valuation of common stock of entities engaged in the lines of business of the Company. The staff of Alex Sheshunoff & Co. Investment Banking are qualified appraisers and exhibit such through our extensive experience performing over 1,500 appraisals of banks and bank holding companies over the past 5 years.


In preparing the valuation report, we reviewed information regarding the Company's and its subsidiary's, Biltmore Investors Bank (the "Bank"), financial performance and condition for the three years ending December 31, 1995 and the six months ending June 30, 1996. We received from the Company projected income, asset growth, book value, and dividends for the five fiscal years ending December 31, 2000. We did not verify the accuracy of such information and assumed it to be accurate in all material respects. We


Suite 710
301 Congrees Avenue
Austin, Texas   78701
Fax 512-472-8953
Telephone 512-479-8200

Board of Directors of
Biltmore Bank Corp.
September 3, 1996
Page 2

did not independently value the assets and liabilities of the Company and have not been furnished with appraisals. We also reviewed other publicly available information regarding the market for bank and bank holding company common stock and economic conditions in the Company's market area. We believe such publicly available information to be accurate; however, we cannot guarantee the accuracy of such information.

We valued the minority shares at their "fair market value" as of the valuation date. Fair market value is defined as the price at which the minority shares would change hands between a willing buyer and a willing seller when the former is not under any compulsion to buy and the latter is not under any compulsion to sell. Both parties are assumed to be able and willing to trade and are well informed about all relevant factors impacting the value of the minority shares and their market.

We considered the Company as a going-concern under its current business strategy and did not value the minority shares based upon a liquidation or other restructuring of the Company. We believe that the most useful valuation approach under the fair market valuation method is to derive the value of minority shares based upon the price of comparable transactions of institutions in the same lines of business as the Company.

In arriving at our opinion of the fair market value of the minority shares, we considered the financial performance and condition of the Bank including future earnings and dividend paying capacity, the economic outlook of the trade area and the banking industry in general, previous sales of the Company's stock, the size of the minority block of shares being valued, and the market price of selected comparable banking institutions.

It is our opinion that as of August 30, 1996 the fair market value of the minority interest in the common shares of the Company was $0.60 per share.


Our valuation of the minority shares shall not be construed and is not intended to be a recommendation with respect to the purchase or sale of the common stock of the Company. Our valuation is solely our opinion of the fair market value of the minority shares and may be materially different at any date other than the valuation date indicated herein. The application of the valuation methodologies utilized in arriving at our opinion is discussed in the accompanying valuation report, which should be read in its entirety to fully understand our conclusion.

Board of Directors of
Biltmore Bank Corp.
September 3, 1996
Page 3


We consent to the inclusion in the Schedule 13E-3 of this opinion relating to the Company's reverse stock split. This opinion may not be used for any other purpose or otherwise quoted in whole or in part, or otherwise referred to in any report or document, or furnished or otherwise communicated to any other person without the consent of Alex Sheshunoff & Co. Investment Banking. This letter and report herein shall not be provided to the Internal Revenue Service unless the IRS specifically requests the information. Please advise us in writing if such a request is made.

Alex Sheshunoff & Co. Investment Banking has no current or intended ownership or other interest in Biltmore Bank Corp., other than the performance of this financial consulting service and is an "independent appraiser" as that term is defined in Section 401(a) (28) (C) of the Internal Revenue Code for purposes of this valuation.

                                                     Respectfully Submitted,


                                                     ALEX SHESHUNOFF & CO.
                                                        INVESTMENT BANKING




                                                     By: /s/

                           FAIR MARKET VALUE ANALYSIS
          OF 492,885 SHARES (2.98%) OF THE OUTSTANDING COMMON STOCK OF

                      BILTMORE BANK CORP., PHOENIX, ARIZONA
                              AS OF AUGUST 30, 1996



DESCRIPTION OF ASSIGNMENT

This appraisal estimates the fair market value of the minority interest in the outstanding common stock of Biltmore Bank Corp., Phoenix, Arizona, (the
"Company") owned by minority shareholders, as of August 30, 1996. Alex Sheshunoff & Co. Investment Banking was retained by the Company to prepare the valuation to be used for a reverse stock split. As of the valuation date, the number of minority shares to be purchased represented 492,885 shares of the Company's common stock, or approximately 2.98% of the common shares outstanding.

Our valuation was prepared based upon the financial statements and other information provided to us by the Company, which we did not independently verify. We also utilized other publicly available information, which we believe to be accurate; however, we cannot guarantee the accuracy of such information. In preparing our valuation, we conducted an analysis of: (1) the Company's operating performance and financial condition for the three years ended December 31, 1995 and the six months ended June 30, 1996; (2) the projected income, dividends, asset growth and book value of the Company for the five years ending December 31, 2000; (3) the market for the Company's common stock; (4) the competitive environment in which the Company operates; (5) the ownership composition of the Company; and (6) the general economic conditions impacting the Company's operations and business prospects. In preparing our financial analysis we primarily relied on quarter-end financial data as of June 30, 1996, however we also reviewed month-end data for July in order to ensure that there were no material changes in the financial condition of the Company. Our valuation is limited by the conditions stated herein and presented in our valuation letter to the Board of Directors. Our valuation letter and this report should be read in their entirety to fully understand our conclusion.

OVERVIEW OF THE COMPANY
-----------------------

The Company, which was incorporated in Arizona on March 19, 1984, owns 100% of the Biltmore Investors Bank (the "Bank") which is the Company's only subsidiary. On August 22, 1985, the Company acquired all of the outstanding stock of the Biltmore National Bank, Phoenix, Arizona, and commenced operations as the Bank. In 1989, Johnson International Inc. ("JI"), a Wisconsin-based company owned primarily by Samuel C. Johnson and family members, acquired approximately 76.0% of the Company's outstanding common stock. Subsequently, the Company became a subsidiary of JI. In a November 26, 1990 stock offering, JI acquired shares which increased its ownership percentage to approximately 93.0%. As per the 1989 Stock Purchase and Investment Agreement, JI was entitled to and did receive 7.6 million additional shares of stock in 1993. This transaction, combined with purchases of stock shares from other shareholders, increased JI's ownership to approximately 97.0%. A discussion of the Company's historical and projected financial performance will follow in a later section of this report.

THE ECONOMY
-----------

National

Despite strong growth in the U.S. economy during the first half of 1996, inflationary pressures remain subdued. The core consumer price index ("CPI") rose at a 2.8% annual rate which is a half percentage point lower than where it was a year ago. Stock markets reacted positively to first quarter economic data as evidenced by an 10.50% increase in the DJIA and a 8.90% increase in the S&P 500 since year-end 1995. The Federal Reserve forecast for the second half of 1996 calls for overall economic growth of 2.5% to 2.75% with unemployment remaining in the mid 5.0% range and a projected CPI of 3.0% to 3.25% through the end of the year.

Local

After an economic decline in the late 1980's, the Phoenix economy rebounded and currently remains vibrant and growing. Metro-Phoenix, the largest metropolitan statistical area between Los Angeles and Houston, is home to roughly 2.5 million people and continues to be one of the nation's fastest growing cities. With a large, qualified workforce and strong educational resources, Phoenix serves as an excellent base for its major economic sectors which include manufacturing, government, regional hub activities, travel and tourism, and construction. Some of the area's major employers include Motorola, Allied Signal, Honeywell, Intel, and McDonnell Douglas. Drawing on its numerous resources, the population of Phoenix is projected to increase from 2.5 million people in 1995 to 2.8 million in the year 2000, a growth rate of 12.0%. With positive economic trends projected for the Phoenix area, the city is rich in competition for local banks with over 32 financial service providers in the area. While continued economic and population growth in Phoenix provides abundant opportunities for banks, stiff competition from the financial services industry and major regional banks will remain a continual challenge to the Company.

FINANCIAL ANALYSIS OF THE COMPANY
---------------------------------

Besides its investment in the Bank, the Company's remaining assets and operations are not material to its performance, and thus we focused on the performance of the Bank in order to derive a historical financial analysis of the Company. In analyzing the historical performance of the Bank, we compared the Bank's financial data with a state peer group consisting of all Arizona banks with total assets between $100 million and $499 million (8 banks), as of March 31, 1996.

Total Assets

On February 1, 1994, the Company acquired substantially all of the assets and liabilities of American National Bank ("ANB") which had one office in Phoenix and one office in Scottsdale, Arizona. The acquisition of ANB boosted the Bank's total assets from $108.2 million in 1993 to $143.0 million at year-end 1994. Since 1994, the Bank's assets decreased from $137.6 million in 1995 to $134.0 million at June 30, 1996. The decrease in total assets reflects the post-merger run-off of certain interest bearing transaction account deposits.

Goodwill

At June 30, 1996, the Company had goodwill totaling $1.34 million which resulted from several transactions involving JI, a core deposit intangible resulting from the acquisition of ANB, and negative goodwill which resulted from a previous acquisition. The goodwill is being amortized using the straight-line method at approximately $108,000 per year through the year 2008.

Loans

As of June 30, 1996, the Bank's loan portfolio was primarily comprised of residential real estate loans (56.0%), commercial and industrial loans (22.3%) and commercial real estate (16.5%). The total loan portfolio increased from $89.5 million at year-end 1994 to $91.5 million at year-end 1995. The portfolio remained at $91.5 million as of June 30, 1996. The entire increase in the portfolio was attributable to growth in commercial and commercial real estate loans. The Bank's assets/liability management and liquidity policies set forth internal guidelines which require the Bank's total loans not to exceed 80.0% of total deposits. At June 30, 1996, the Bank's loan to deposit ratio equaled 77.3%.

After significant loan losses in the late 1980's and early 1990's, the Bank's asset quality has improved. Total nonperforming loans to gross loans have gradually fallen from 0.63% in 1994 to 0.18% through the first six months of 1996, which ranks in the 80th percentile relative to its peer group. In addition, total nonperforming assets to total assets declined from 0.39% in 1994 to 0.20% at June 30, 1996. Another indication of the Bank's solid asset quality is the level of net charge-off's realized over the last few years. Net charge-off's decreased from 0.11% in 1994 to (0.01%) in 1996. Simply stated, the Bank recovered more in past loan losses than it charged off during the first six months of 1996. To provide for future losses the Bank maintained a loan loss reserve to total loans of 2.6%, a figure that ranks in the 75th percentile relative to its peer group.

Deposits

At June 30, 1996, the main components in the Bank's deposit mix were money market accounts (38.4%), demand deposit accounts (22.5%), and time deposits less than $100,000 (20.0%). Total deposits decreased from $129.5 million at year-end 1994 to $118.4 million at June 30, 1996. The decline was attributable to a reduction in interest bearing demand accounts which management believes most likely occurred because of better asset management by their customers and the proliferation of more attractive investment alternatives in the market place.

Equity

Total equity increased from $11.8 million at year-end 1994 to $13.9 million as of June 30, 1996. The increase was attributable to full retention of earnings by the Bank. Due to Office of the Comptroller of the Currency regulation, the Bank had no retained earnings available for distribution to the Company for the years ending 1994 and 1995, and through the first half of 1996.

Profitability

Despite an improvement in overall profitability during the last few years, the Bank remains well below the peer group average in nearly every measure of performance.

The following table sets forth selected financial ratios which display the historical performance of the Bank.

------------------------------------------------------------------------------------------------------------------------------------
Table 1                                                 1994                 1995          June 30, 1996        Peer Group (3/31/96)
------------------------------------------------------------------------------------------------------------------------------------
Return on Average Assets                                1.30                 0.52                   0.67                        1.54
Return on Average Equity                               14.22                 5.62                   6.62                       20.53
Net Interest Margin                                     4.33                 4.44                   4.82                        5.44
Noninterest Income to Average E/A's                     0.58                 0.62                   0.66                        1.58
Overhead Efficiency Ratio                              81.54                87.05                  79.92                       61.79
------------------------------------------------------------------------------------------------------------------------------------

Several key factors have contributed to the Bank's decline in profitability since 1994. Looking to the future, the Bank made a substantial investment in both people and technology. The average salary and benefits per employee for the Bank increased from $47,349 in 1994 to $61,489 at June 30, 1996, a figure which ranks roughly 21.0% higher than the peer group average. In addition, while the Bank's overhead ratio has improved from 81.5% in 1994 to 79.9% through the first six months of 1996, the ratio remains well above the peer average of 61.8%. After the merger with ANB in 1994, the Bank booked numerous expenses primarily relating to increased marketing efforts and training. Improvement in the Bank's net interest margin ("NIM") has been attributable to the maintenance of a lower than average cost of funds. The Bank's NIM improved from 4.33% in 1994 to 4.82% in 1996, but still ranks below the peer average of 5.44%. To date, management has been willing to sacrifice a higher yield on earning assets for more stringent underwriting standards and subsequently, a cleaner loan portfolio.

MARKET FOR BANK HOLDING COMPANY STOCKS
--------------------------------------

The market for bank stock was very strong during 1995, continuing a nearly five year trend. During 1996, bank stocks have generally risen as evidenced by the 9.50% increase in the SNL index year-end 1995 to May 31, 1996. However, in line with overall market conditions, bank stocks have been volatile so far in 1996. Speculation over inflation, interest rate trends, and rate actions by the Federal Reserve continue to impact bank stocks. Economic news indicating whether the economy is slowing or the expansionary pace is remaining brisk determines the short-term course of bank stocks. The uncertain interpretation of recent economic data makes it difficult to predict future bank stock trends.

DEFINITION OF FAIR MARKET VALUE
-------------------------------

We define fair market value as the amount at which the minority shares would change hands between a willing seller and a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of the relevant facts. This definition complies with the definition found in the U.S. Tax Code and Revenue Ruling 59-60. We assumed that the hypothetical buyer and seller are able, as well as willing, to trade shares and to obtain information concerning factors relevant to the value of and the market for the minority shares.

In arriving at our conclusion of fair market value, we utilized the market and net present value methods. We believe the use of comparable transaction data supplied by the market approach is the most relevant and useful indicator of fair market value for the securities of a closely held corporation. The net present value approach discounts the projected dividends from holding the common stock over a five year period, assuming a residual value equal to book value, at a risk-adjusted rate.

MARKET APPROACH
---------------

The market approach estimates a value by examining the relevant market pricing characteristics of similar securities which are publicly traded. This produces a market value as if the securities were exchanged in the open market on a minority interest basis, or a freely traded value. We selected a group of regional banks and bank holding companies (the "guideline companies") which we believe investors would likely compare to the Company when making a decision to purchase the Company's Common Stock. In selecting the guideline companies, we employed the following criteria: (1) banking organizations located in the United States; (2) positive net income; (3) return on average equity of less than 8.00%; (4) total assets less than $250 million; (5) not subject to announced or rumored acquisition; and (5) publicly traded securities as evidenced by listing on a major exchange. Exhibit I presents selected financial data for the guideline companies.

The market value for bank and bank holding company common stock is typically determined by price/book and price/earnings ratios. The weight accorded to the price/book and price/earnings approaches varies depending upon market conditions, the influence of takeover speculation in the market, and other factors. We believe that as of the valuation date, the market was giving the price/book and price/earnings ratios equal weight in making valuation decisions for companies reporting returns on equity and other financial characteristics similar to the Company. Exhibit I presents the market valuation characteristics of the guideline companies. Based upon the trading pattern of the selected guideline companies and the financial comparisons with the Company overall, we believe the Company's market value utilizing the market approach would be at 1.20 times book value or $1.00 per share and
20.00 times projected 1996 earnings or $1.34 per share. Giving equal weight to the price/book and price/earnings ratios produces a freely traded value of $1.18 per share, rounded. The Company's shares are distinguishable from the shares of publicly traded companies due to their lack of marketability. The Company's stock trades infrequently, and sellers may not be able to sell their shares when desired. The Company's stock is not listed on a major stock exchange. Also impacting the discount for lack of marketability is the dividend policy and paying capacity of the Company. The Company has not paid a dividend in recent years and does not anticipate paying a dividend until 1997, which tends to increase the lack of marketability discount modestly.

Another factor in determining the appropriate discount to the Company's stock is the ownership structure of the Company. Since JI owns approximately 97.0% of the total shares outstanding, minority shareholders of the Company's stock have little or no real determination as to dividend or any other policy decisions made by the Company. Thus, a minority shareholder of the Company's common stock would typically expect to receive a discounted price for the Company's stock.

Two types of studies provide evidence of the lack of marketability discount. Restricted stock studies indicate a discount of 35% and possibly higher. Studies of IPOs provide evidence of a discount for lack of marketability of approximately 45%. Giving weight to the considerations discussed above, we believe a lack of marketability discount of 50% is appropriate. After applying the marketability discount, the market value approach produces a value of $0.60 per share, rounded.

Another indicator of market value is recent trading activity in the Company's common stock. Management indicated to us that 21,770 shares traded representing 0.13% of the total common stock outstanding took place over the last several years at an average price of $1.00 per share. However, since each of the trades involved JI, and thus do not represent an "arms length" transaction, we have attributed little weight to the recent trading prices of the Company's minority shares.

NET PRESENT VALUE APPROACH
--------------------------

The net present value approach discounts the anticipated cash flow from an investment in the Company's common stock, considering projected dividends and the future residual value of the stock. We received from management estimates of projected income and dividends for the Bank over a five year period. Since the performance of the Company is essentially the same as the performance of the Bank, the same projections were used for the Company. Then, based on the projections for the Company, an appropriate cash flow was determined. The

Company has not been paying a dividend and does not anticipate paying dividends until at least 1997. The residual value of an investment is difficult to measure given the uncertainty regarding future earnings and book value. Over the long-term, book value represents the economic value of the balance sheet of a banking concern and we believe it appropriate to utilize the projected book value of the Company to calculate residual value at the end of the projection period. We also discounted the future benefits to be received by the shareholders as measured by projected earnings and utilized a residual value of 6 times ending period earnings.

Important to the net present value approach is the determination of the appropriate discount rate. The discount rate was estimated by comparing the Company's average return on equity, the average return on equity for the guideline companies, and the equity risk premium over the risk-free rate which incorporates investors' expectations. In deriving the equity risk premium we utilized the arithmetic mean and geometric mean returns for common shares listed on the S&P 500 Index above the risk-free rate over the past 65 years.(1) This arithmetic and geometric means were 7.0% and 5.4%, respectively.

We also considered possible adjustments which may be due to the small size of the Company's market value and risk inherent in holding the Company's stock. In particular, we examined betas of publicly traded community banks with assets below $500 million, which ranged from (0.659) to 1.985 with an average of .31 and median of .28. Stocks with a beta less than one have risk levels that are lower than that of the overall market. We estimated the risk premium for the Company's stock, considering the above information, to be 7.0%. We utilized the 10-year Treasury bond as an estimate of the risk-free rate. Based upon our analysis of the Company and the benchmark rates below, we believe a discount rate of 20% is appropriate. The following benchmarks were utilized in selecting the discount rate:

         Comparative Returns on Equity
         -----------------------------
         Company's ROE                                                  6.62%
         Guideline Companies' Median ROE                                4.61%
         Average ROE of Publicly Traded Banks Under $500 Million       12.40%

         Risk-weighted Discount Rate
         ---------------------------
         10-year T-Bond (risk-free rate)                                6.25%
         Industry Risk Premium                                          1.96%
         Equity Risk Premium                                           12.00%
         Risk-adjusted Rate                                            20.21%

Discounting the projected dividend and estimated residual value of the Company at a 20% discount rate (based upon the Company's financial projections displayed in Exhibit II) produces an estimated net present value of $0.55 per share as measured by the anticipated dividends and $0.57 per share as measured by discounting projected earnings.


(1) As determined in the Stocks, Bonds, Bills and Inflation: 1995 Yearbook (Chicago: Ibbotson Associates, 1995).

RECONCILIATION OF VALUE
-----------------------

Exhibit III presents a summary of the range of values produced under various valuation methods. The following estimates of value were indicated:

         Market Value Approach                                    $ 0.60
         Recent Trades of Minority Stock                          $ 1.00
         Net Present Value of Dividends                           $ 0.55
         Net Present Value of Earnings                            $ 0.57

It is our opinion that value of the minority shares of the Company's stock could range in value from $0.55 per share to $0.84 or June 30, 1996 book value. However, we believe that the market value approach is the most useful in valuing an interest in the Company's minority shares and produces a value of $0.60 per share.

CONCLUSION
----------

Based upon our analysis, we believe that as of August 30, 1996, the fair market value of a minority interest in the outstanding common stock of the Company was $0.60 per share.


Our valuation of the minority shares shall not be construed and is not intended to be a recommendation with respect to the purchase or sale of the common stock of the Company. Our valuation is solely our opinion of the fair market value of the minority shares and may be materially different at any date other than the valuation date indicated herein.


                                        Respectfully Submitted,

                                        ALEX SHESHUNOFF & CO. INVESTMENT BANKING


                                        By: Signature Illegible
                                          ---------------------------------

                                   Exhibit I

  Financial and Pricing Characteristics of Banking Organizations in the United States with Total Assets less than $250 million and a Return on Average Equity of less than 8.00%

---------------------------------------------------------------------------------------------------------------------------------
                                          Beginning   Current                 Total      Total      Equity/    NPAs/   Return on
                                       Year-to-Date     Stock   Percentage    Assets     Equity     Assets    Assets  Avg Assets
                                        Stock Price     Price       Change    ($000)     ($000)        (%)       (%)         (%)
Short Name                                      ($)       ($)          (%)   06/30/96   06/30/96   06/30/96  06/30/96    06/30/96
---------------------------------------------------------------------------------------------------------------------------------
Biltmore Bank Corp.                AZ            NM        NM           NM    134,009    13,921        10.39    0.20        0.67

American Bancshares, Inc.          FL            NM     7.625           NM    190,686    17,285         9.06    0.09        0.46
Capital Corp of the West           CA        12.143    13.250         9.12    239,808    19,327         8.06    2.44        0.52
Community Financial Corp.          IL        13.000    13.000           NM    183,400    35,630        19.43    0.19        0.86
First Bank of Philadelphia         PA         3.500     2.750       (21.43)    59,466     4,443         7.47    9.69        0.22
Madison Bancshares Group           PA         6.628     9.500        43.33     95,625     7,681         8.03    1.43        0.45
MetroBanCorp                       IN         7.250     6.188       (14.65)   105,140    11,231        10.68    0.21        0.55
Patriot National Bank              CT         7.125     6.000       (15.79)    45,756     4,900        10.71    0.50        0.38
Skylands Community Bank            NJ         7.500     6.000       (20.00)   107,234     9,312         8.68    1.10        0.54
West Coast Bancorp, Inc.           FL        15.250    17.125        12.30    151,824    16,776        11.05    4.02        0.47

---------------------------------------------------------------------------------------------------------------------------------
High                                                                 43.33    239,808    35,630        19.43    9.69        0.86
Low                                                                 (21.43)    45,756     4,443         7.47    0.09        0.22
Average                                                              (1.02)   130,993    14,065        10.35    2.19        0.49
Median                                                              (14.65)   107,234    11,231         9.06    1.10        0.47
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                        Return on               LTM    Current      Current
                                       Avg Equity          Dividend     Price/       Price/
                                              (%)      Payout Ratio    LTM EPS   Book Value
Short Name                                06/30/96              (%)        (x)          (%)
----------------------------------------------------------------------------------------------

Biltmore Bank Corp.              AZ          6.62              0.00         NM           NM

American Bancshares, Inc.        FL          4.61              0.00      19.55       170.20
Capital Corp of the West         CA          6.85             22.67      63.10       118.62
Community Financial Corp.        IL          4.35              0.00      16.46        91.68
First Bank of Philadelphia       PA          2.94              0.00         NM       103.77
Madison Bancshares Group         PA          5.36              0.00      17.27       120.10
MetroBanCorp                     IN          5.11             55.56      17.19        92.63
Patriot National Bank            CT          3.61              0.00         NM       149.63
Skylands Community Bank          NJ          6.02              0.00      27.27       143.54
West Coast Bancorp, Inc.         FL          4.31             30.38      21.68       157.69

----------------------------------------------------------------------------------------------
High                                         6.85             55.56      63.10       170.20
Low                                          2.94               -        16.46        91.68
Average                                      4.80             12.07      26.07       127.54
Median                                       4.61               -        19.55       120.10
----------------------------------------------------------------------------------------------

                                   EXHIBIT II
                            Financial Projections for
                               Biltmore Bank Corp.
                                Phoenix, Arizona

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   Common & Preferred                Loss
                                                    Net                          -----------------------             Loan
                   Total      Asset       Net      Income    Return     Return                Dividend    Total     Reserve
                  Assets      Growth    Income     Growth    on Avg.   on Avg.    Dividends    Payout    Equity      $(000)
Year              $(000)       Rate     $(000)      Rate     Assets     Equity     $(000)      Ratio     $(000)       *1*
-------------------------------------------------------------------------------------------------------------------------------
Historical
-------------------------------------------------------------------------------------------------------------------------------
           1993    $108,209     8.05%     $749     43.81%     0.72%      7.20%       $0         0.00     $11,196     $1,776
           1994    $142,845    32.01%   $1,357     81.11%     1.08%     11.78%       $0         0.00     $11,846     $2,422
           1995    $137,516    -3.73%     $715    -47.31%     0.51%      5.58%       $0         0.00     $13,771     $2,362
-------------------------------------------------------------------------------------------------------------------------------

Projected
-------------------------------------------------------------------------------------------------------------------------------
           1996    $137,516     0.00%   $1,100     53.86%     0.80%      7.68%       $0         0.00     $14,871     $2,362
           1997    $147,142     7.00%   $1,281     16.44%     0.90%      8.43%     $640        50.00     $15,512     $2,527
           1998    $161,856    10.00%   $1,545     20.61%     1.00%      9.72%     $772        50.00     $16,284     $2,780
           1999    $169,949     5.00%   $1,825     18.12%     1.10%     10.90%     $912        50.00     $17,197     $2,919
           2000    $178,447     5.00%   $2,090     14.55%     1.20%     11.80%   $1,045        50.00     $18,242     $3,065

NPV of earnings (with a residual of 6x)
NPV of dividends (with a residual of book value)
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                        Est. Risk-                       Per Share               Year-end
                   Intang-       Est.      Based      Long    --------------------------------    Primary
                     ible       Tier 1    Capital     Term      Fully                Common       Common
                    Assets     Leverage    Ratio      Debt     Diluted    Common     Divi-        Shares
Year                $(000)      Ratio       *2*      $(000)    Earnings   Equity     dends      Outstanding
--------------------------------------------------------------------------------------------------------------
Historical
--------------------------------------------------------------------------------------------------------------
        1993        $1,790          9.19%    19.11%     $0       $0.045    $0.678    $0.000     16,522,530
        1994        $1,676          8.21%    14.52%     $0       $0.082    $0.717    $0.000     16,522,530
        1995        $1,562          8.81%    16.15%     $0       $0.043    $0.833    $0.000     16,522,530
--------------------------------------------------------------------------------------------------------------

Projected
--------------------------------------------------------------------------------------------------------------
         1996        $1,454         9.86%    17.62%     $0       $0.067    $0.900    $0.000     16,522,530
         1997        $1,346        10.05%    17.36%     $0       $0.078    $0.939    $0.039     16,522,530
         1998        $1,238         9.82%    16.77%     $0       $0.094    $0.986    $0.047     16,522,530
         1999        $1,130         9.75%    17.01%     $0       $0.110    $1.041    $0.055     16,522,530
         2000        $1,021         9.94%    17.31%     $0       $0.127    $1.104    $0.063     16,522,530

                                                                 $0.573
                                                                                     $0.550
--------------------------------------------------------------------------------------------------------------

       ----------------------------------------------------------------------
                  Outstanding Common Shares     1995        1996
                  -------------------------     ----        ----
               Average Fully Diluted Shares  16,522,530  16,522,530
                     Average Primary Shares  16,522,530  16,522,530
       ----------------------------------------------------------------------


*1* The Loan Loss Reserve is assumed to increase at the same growth rate as Total Assets unless a projected Loan Loss Reserve to Total Assets ratio is input, which would cause the Loan Loss Reserve to change in accordance with the specified Loan Loss Reserve to Total Assets ratio.

*2* The Estimated Risk-Based Capital Ratio is calculated for purposes of this analysis as follows: Tier I Capital (common equity + perpetual preferred stock + convertible preferred stock - intangible assets) + Tier II Capital (loan loss reserve + convertible debt) divided by Estimated Net Risk-Weighted Assets (gross risk-weighted assets - intangible assets - excess loan loss reserve). In Tier II Capital, the Loan Loss Reserve is limited to 1.25% of Gross Risk-Weighted Assets, excluding Intangible Assets. Any excess Loan Loss Reserve is subtracted from the denominator. For projection purposes, the Gross Estimated Risk-Weighted Assets are assumed to grow at the same rate as Total Assets.

                                   Exhibit III
           Fair Market Value of 492,885 Shares of the Common Stock of
                      Biltmore Bank Corp., Phoenix, Arizona
                              As of August 30, 1996

                     Book Value Per Share  (As of June 30, 1996)                                    $0.84
                     1995 EPS                                                                       $0.04
                     1996 Projected EPS                                                             $0.07
                     Discount for lack of marketability                                              50.0%

MARKET APPROACH VALUATION
=========================

   Price/Book Valuation at estimated price/book ratio of 1.20x
   *  $0.84 x 1.20x = $1.00 x 50% (discounted for lack of marketability by 50%)                                            $0.50

   Price/Earnings Valuation at estimated price/earnings ratio of 20.0x
   *  1995 EPS $0.04 x P/E 20x = $ 0.80x 50% (discounted for lack of marketability by 50%)                                 $0.40
   *  1996 EPS (projected) $0.07 x P/E 20x = $1.40 x 50% (discounted for lack of marketability by 50%)                     $0.70

OTHER VALUE INDICATORS
======================

   Recent Trading Price (Price of stock trades [0.13%] during 1995 and 1996)                                               $1.00

   Net Present Value (discount of 20%)
   *  Dividends with a residual value which equals book value in year 2000                                                 $0.55
   *  Net Income through year 2000 with a 6x earnings residual value in 2000                                               $0.57


FAIR MARKET VALUE                                                                                                          $0.60

COMPARATIVE VALUATION RATIOS
============================

   FMV as a Multiple of Book Value (6/30/96 Equity/Assets 10.39%)                                                           0.71x

   FMV as a Multiple of Earnings
   *  1995 (ROA = 0.52%)                                                                                                   15.00x
   *  Projected 1996 (ROA = 0.80%)                                                                                          8.57x

   FMV as a Percentage of Total Assets (6/30/96 Total Assets Per Common Share Outstanding of $8.32)                         7.21%

   NPV of Dividends/FMV                                                                                                    91.67%

                               BILTMORE BANK CORP.
                               -------------------
                           CONSOLIDATED BALANCE SHEETS
                           ---------------------------
                           DECEMBER 31, 1995 AND 1994
                           --------------------------

                                     ASSETS
                                     ------
                                                                                 1995           1994
                                                                            -------------   -------------
CASH AND DUE FROM BANKS (Note 3)                                            $   6,336,967   $   7,932,020
FEDERAL FUNDS SOLD                                                                   --         5,628,000
                                                                            -------------   -------------
        Total cash and cash equivalents                                         6,336,967      13,560,020

INVESTMENT SECURITIES AVAILABLE FOR SALE (Notes 2 and 4)                       36,808,353      36,442,647

LOANS, less allowance for credit losses of $2,362,310 and
  $2,422,513 in 1995 and 1994, respectively (Note 5)                           89,152,249      86,862,577
ACCRUED INTEREST RECEIVABLE AND OTHER ASSETS                                    1,936,204       2,697,702

PREMISES AND EQUIPMENT, net (Notes 6 and 9)                                     1,616,411       1,605,453

OTHER REAL ESTATE OWNED (Note 2)                                                  103,015            --

INTANGIBLE ASSETS (Notes 1 and 12)                                              1,562,662       1,676,594
                                                                            -------------   -------------
                                                                            $ 137,515,861   $ 142,844,993
                                                                            =============   =============
                         LIABILITIES AND SHAREHOLDERS'
                         -----------------------------
EQUITY
DEPOSITS:
  Demand-
    Noninterest-bearing                                                     $  23,984,474   $  27,261,963
    Interest-bearing                                                           28,098,433      39,968,012
  Time certificates of deposit, $100,000 and over (Note 7)                     13,689,910      14,089,586
  Other time certificates and individual retirement accounts                   30,266,899      29,076,926
  Savings                                                                      20,317,051      18,831,535
                                                                            -------------   -------------
                                                                              116,356,767     129,228,022

ACCRUED INTEREST PAYABLE                                                          199,316         218,540

SHORT TERM BORROWINGS (Note 8)                                                  6,340,500         603,000


OTHER LIABILITIES                                                                 848,600         949,103
                                                                            -------------   -------------
                                                                              123,745,183     130,998,665

COMMITMENTS AND CONTINGENCIES (Notes 9 and 13)                                       --              --

SHAREHOLDERS' EQUITY (Notes 1, 10 and 11):
  Preferred stock, no par value:
    Authorized and unissued, 10,000,000 shares                                       --              --
  Common stock, no par value (stated value $.50)
    Authorized, 25,000,000 shares; issued and outstanding,
         16,522,530 shares in 1995 and 1994                                     8,261,265       8,261,265
  Additional paid-in capital                                                    4,417,304       4,415,407
  Retained earnings                                                               930,377         215,096
  Net unrealized gain (loss) on securities, net of tax                            161,732      (1,045,440)
                                                                            -------------   -------------
                Total shareholders' equity                                     13,770,678      11,846,328
                                                                            -------------   -------------
                                                                            $ 137,515,861   $ 142,844,993
                                                                            =============   =============

The accompanying notes are an integral part of these consolidated balance sheets.

                               BILTMORE BANK CORP.
                               -------------------
                        CONSOLIDATED STATEMENTS OF INCOME
                        ---------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
              ----------------------------------------------------

                                                          1995            1994            1993
                                                      ------------    ------------    ------------
INTEREST INCOME:
  Interest and fees on loans                          $  7,888,928    $  6,229,328    $  4,282,422
  Other interest income (Note 14)                        2,281,255       2,254,621       1,981,449
                                                      ------------    ------------    ------------
         Total interest income                          10,170,183       8,483,949       6,263,871
INTEREST EXPENSE (Note 15)                               4,399,030       3,369,868       3,284,495
                                                      ------------    ------------    ------------
         Net interest income                             5,771,153       5,114,081       2,979,376
PROVISION FOR CREDIT LOSSES (Note 5)                       (98,868)        (75,632)       (218,573)
                                                      ------------    ------------    ------------
NET INTEREST INCOME AFTER PROVISION
  FOR CREDIT LOSSES                                      5,870,021       5,189,713       3,197,949
                                                      ------------    ------------    ------------

CUSTOMER SERVICE FEES                                      506,796         458,651         338,738
NET GAIN ON SALE OF SECURITIES                              28,261          10,715           6,607
INCOME FROM "LINK" BROKERAGE OFFICE                        113,748         126,207          56,824
TRUST REVENUES                                             189,746         113,892          51,204
NET GAIN ON SALE OF OTHER REAL ESTATE OWNED                   --              --            56,150
                                                      ------------    ------------    ------------
                                                           838,551         709,465         509,523
                                                      ------------    ------------    ------------
OPERATING EXPENSES:
Salaries and wages, net of deferred loan
 origination costs of $137,630, $143,409 and
 $89,869 at December 31, 1995, 1994 and 1993             2,229,621       1,681,001       1,105,838
Employee benefits                                          423,424         357,766         342,885
Occupancy expense                                          649,738         585,077         359,500
Equipment expense                                          354,970         299,044         181,433
Business development expense                               130,302         102,275          38,450
FDIC deposit insurance                                     143,115         284,866         218,005
Management fee expense (Note 20)                           428,111         275,520         175,783
Amortization of intangibles                                172,566         128,957          27,609
Data processing                                            314,371         317,516         168,431
Supplies and printing                                      180,160         185,055          96,817
Other expenses                                             711,824         544,159         243,467
                                                      ------------    ------------    ------------
                                                         5,738,202       4,761,236       2,958,218
                                                      ------------    ------------    ------------
INCOME BEFORE INCOME TAX EXPENSE,
  AND CUMULATIVE EFFECT OF CHANGE IN
  ACCOUNTING PRINCIPLE                                     970,370       1,137,942         749,254
(PROVISION FOR) BENEFIT FROM INCOME TAXES                 (255,089)        219,433            --
                                                      ------------    ------------    ------------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE
  IN ACCOUNTING PRINCIPLE                                  715,281       1,357,375         749,254
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
  PRINCIPLE (Note 16)                                         --              --           700,000
                                                      ------------    ------------    ------------
NET INCOME                                            $    715,281    $  1,357,375    $  1,449,254
                                                      ============    ============    ============
NET INCOME PER COMMON SHARE:
 INCOME BEFORE CUMULATIVE
  EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE            $        .04    $        .08    $        .05
 CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE          --              --               .04
                                                      ------------    ------------    ------------
NET INCOME PER COMMON SHARE                           $        .04    $        .08    $        .09
                                                      ============    ============    ============
WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT SHARES
 OUTSTANDING                                            16,522,530      16,522,530      16,522,530
                                                      ============    ============    ============

The accompanying notes are an integral part of these consolidated statements.

BILTMORE  INVESTORS BK NA    PHOENIX     AZ                    EXECUTIVE SUMMARY

SHESHUNOFF RATING GUIDELINES

National Rating                 Percentile Ranking(PCT)
Distribution                    99 PCT = Best
Rating           Cum.%           0 PCT = Worst
-------------------------
     0             0.6
     10            2.6
     20            4.8
     30            8.0
     40           13.3
     50           24.7
     60           43.5
     70           68.2
     80           87.9
     90           96.6
     99          100.0

                                  Sheshunoff Rating                C            A           M        E                L
                                  --------------------------------------------------------------------------------------------------
                                                                               Asset
                                                                 Capital       Quality      Mgmt.  Earnings         Liquidity
                                                                               Prior Year                           PRIOR YEAR
                 Return    Asset                                 Core Capital  Adj.Nonperf         Operating        Liquid
         Total   on Avg.   Size   Asset   All Banks  All Banks   United Loss   Loans & OREO        Profit           Assets
         Assets  Assets    Peer   Peer    In         In          -------       -------              -------         -------
         $(000)  (R.O.A.)  Group  Group   Nation     Region      Asset/PCT     TL&OREO/PCT         Avg.Assets/PCT   Liabilities/PCT

MAR 96   137620   0.58       6      51      50         55         8.98/51        0.47/67              0.89/ 9         9.31/14

DEC 95   137555   0.52       6      49      48         54         8.94/51        0.52/66              0.68/ 7        16.15/47
SEP 95   138750   0.45       6      42      41         49         8.54/42        0.97/49              0.60/ 5        11.93/28
JUN 95   136014   0.48       6      44      44         50         8.60/43        0.79/59              0.62/ 6        12.21/28
MAR 95   141030   0.50       6      **      **         **         7.69/26        ****/**              0.69/ 6        ****/**

DEC 94   143068   1.30       6      54      53         57         7.57/29        0.13/93              0.91/11        19.66/55
DEC 93   108209   0.83       6      50      50         54        10.42/77        0.91/72              0.73/12        18.09/44
DEC 92   100151   0.52       6      38      38         46         9.89/78        2.04/51              0.67/15        15.46/32
DEC 91    99364   0.16       7      21      25         36         9.15/62        2.61/24              0.16/12        14.52/16


LOAN QUALITY

           Net                     Nonperf.
           Charge                  Loans &
           Offs                    Debt Sec.
           -----                   -----
           Avg.          Loan      Core Cap.
           Loans        Growth     Reserves

MAR 96   -0.01         -3.0         0.8

DEC 95   -0.04          2.5         0.8
SEP 95    0.01          3.0         3.6
JUN 95    0.03          3.0         5.7
MAR 95   -0.01         ****         3.3

DEC 94    0.11         30.5         4.1
DEC 93   -0.12          0.8         0.7
DEC 92   -0.41          8.4         1.5
DEC 91    0.69          7.8         1.1


EXCEPTION ANALYSIS AS OF 3/31/96
        PERCENTILE
           RANGE
---------------------------------
             25
OVER         TO           UNDER
 75          75             25        PROFITABILITY
----------------------------------    --------------
                            12        OPERATING PROFIT/AVERAGE ASSETS = 0.89%
                            11        RETURN ON AVERAGE ASSETS = 0.58%
                            10        RETURN ON AVERAGE EQUITY = 5.80%
             43                       NET INTEREST SPREAD (TAX ADJ.)/AVG. EARNING ASSETS = 4.54%
                            11        NET OVERHEAD EXPENSE/AVERAGE EARNING ASSETS = 3.59%
                             6        ADJUSTED BANK INCOME PER DOLLAR OF SALARY = $0.41

                                      ASSET QUALITY (DOMESTIC)
                                      ------------------------
 83                                   ADJ. NONPERFORMING LOANS & OREO/TL & OREO - 0.24%
 80                                   ADJ. NONPERFORMING ASSETS (INCL. OREO) = 0.16%
 81                                   NET CHARGE-OFFS/AVERAGE LOANS = -0.01%
 90                                   LOAN LOSS RESERVE/TOTAL LOANS = 2.59%

                                      LIQUIDITY & FUNDS MANAGEMENT
                                      ----------------------------
             35                       LIQUID ASSETS/TOTAL LIABILITIES = 15.53%
             45                       LARGE LIABILITY DEPENDENCE RATIO = 6.15%
             43                       TIME DEPOSITS OVER $100,000 = 9.91%
             35                       TOTAL LOANS/DEPOSITS = 74.76%


         PERCENTILE
           RANGE
-------------------------------
             26
OVER         TO           UNDER
 75          75             25        CAPITAL ADEQUACY
-------------------------------       ----------------
             54                       CORE CAPITAL-UNREALIZED LOSSES (SECS)/ASSETS = 8.98%
             53                       CORE CAPITAL/ASSETS = 8.99%
             64                       RISK-ADJUSTED CAPITAL RATIO = 16.53%
 85                                   NONPERFORMING LOANS & DEBT SEC/CORE CAP + RES = 0.85%
                                      DEBT + LIMITED-LIFE PFD. STOCK/TOT CAPITAL = 0.00%
             47                       DIVIDEND PAYOUT RATE = 0.00%

                                      CONTINGENT LIABILITIES
                                      ----------------------
                            7         LOAN COMMITMENTS/TOTAL LOANS = 37.41%
             53                       LETTERS OF CREDIT, NET/TOTAL LOANS = 0.53%

                                      FIVE YEAR COMPOUND GROWTH
                                      -------------------------
             39                       5 YEAR COMPOUND GROWTH IN TOTAL ASSETS = 5.08%
             31                       5 YEAR COMPOUND GROWTH IN IPC DEPOSITS = 3.51%
             62                       5 YEAR COMPOUND GROWTH IN TOTAL LOANS = 9.52%
 79                                   5 YEAR COMPOUND GROWTH IN C&I LOANS = 17.12%
 79                                   5 YEAR COMPOUND GROWTH IN COMM'L RE LOANS = 25.47%
             27                       5 YEAR COMPOUND GROWTH IN NET OVERHEAD EXP. = 10.83%

BILTMORE INVESTORS BK NA     PHOENIX     AZ                    EXECUTIVE SUMMARY

OVERVIEW   ASSETS               DEPOSITS               LOANS
          ---------------------------------------------------------------------------------------------------
                                                                                        Net
                                                                                        Charge    Loan
                                                                             Nonper-    Offs for  Loss
            Total     %          Total        %        Total      %          forming    Period    Reserve
Year        ($000)    Change    ($000)        Change   ($000)     Change     $(000)     $(000)    $(000)

JUN  96    134138       -1.4    118359          -2.8    91527         1.9      167        -10       2372
MAR  96    137620       -2.4    122783          -2.6    91794        -3.0      124        -11       2373

DEC  95    137555       -3.9    116462         -10.1    91501         2.5      110        -30       2362
SEP  95    138750        3.5    124120           2.4    86468         3.0      519         10       2412
JUN  95    136014       ****    121752          ****    89847        ****      798         26       2396
MAR  95    141030       ****    126045          ****    94633        ****      454         -9       2431

DEC  94    143068       32.2    129518          34.4    89285        30.5      564         84       2422
DEC  93    108209        8.0     96392           7.7    68426         0.8       90        -81       1776
DEC  92    100151        0.8     89529           0.4    67860         8.4      168       -266       1914
DEC  91     99364       -7.5     89141          -8.6    62623         7.8      119        418       1648


OVERVIEW       PROFITS                        CAPITAL
            ------------------------------------------------------------------
            Income
            Extra                  Divi-      Total
            Items        %         dends      Equity     %
Year          $(000)     Change    $(000)     $(000)     Change
JUN  96         456       35.7        0       13872       6.49
MAR  96         199       13.1        0       13742      10.11

DEC  95         722      -55.8        0       13714      16.37
SEP  95         476      -63.0        0       13180      11.85
JUN  95         336       ****        0       13027       ****
MAR  95         176       ****        0       12480       ****

DEC  94        1634       88.5        0       11785       5.26
DEC  93         867       66.4        0       11196      16.27
DEC  92         521      208.3        0        9629       9.64
DEC  91         169       ****        0        8782       3.61

PEER GROUP COMPARISONS                                    (PCT = Percentile Rank within National Asset Size Peer Group)


                                                             3/96       3/95     12/95     12/94      12/93      12/92      12/91
PROFITABILITY
Operating Profit/Average Assets                            0.89/12    0.69/ 9   0.68/10   0.91/16    0.73/16    0.67/20    0.16/21
Return on Average Assets (R.O.A.)                          0.58/11    0.50/10   0.52/10   1.30/67    0.83/29    0.52/20    0.16/21
Return on Average Equity (R.O.E.)                          5.80/10    5.80/11   5.62/10  14.22/63    8.33/22    5.66/17    1.96/20
Net Interest Spread (Tax Adj.)                             4.54/43    4.58/39   4.44/34   4.33/29    2.96/ 3    3.33/ 5    2.89/ 3

Noninterest Income/Average Assets                          0.77/53    0.54/33   0.58/35   0.54/30    0.48/24    0.42/19    0.34/14
Net Overhead Expense/Average Assets                        3.35/10    3.57/10   3.53/ 9   3.22/17    2.34/54    2.50/48    2.47/62
Overhead Efficiency Ratio                                 82.32/ 6   85.68/ 6  87.05/ 5  81.54/10   84.32/10   81.37/14   91.89/11

ASSET QUALITY
Adj. Nonperf. Loans & OREO/Total Loans & OREO              0.24/83    0.47/69   0.22/83   0.52/70    0.13/94    0.91/77    2.04/56
Adj. Nonperf. Assets (incl. OREO)/Total Assets             0.16/80    0.31/67   0.15/81   0.32/68    0.08/93    0.62/70    1.31/49
Nonperf. LoaLoans & DebteSecs./Core Capital + Reserves     0.85/85    3.28/58   0.76/86   4.13/51    0.69/90    1.46/89    1.14/87

Earnings Coverage: Net Charge-Offs                         ****/**    ****/**   ****/**  12.74/42    ****/**    ****/**    0.61/13
Net Charge-Offs/Average Loans                             -0.01/81   -0.01/78  -0.04/92   0.11/52   -0.12/95   -0.41/99    0/69/32
Loan Loss Reserve/Total Loans                              2.59/90    2.57/89   2.58/90   2.71/90    2.60/87    2.82/89    2.63/86

LIQUIDITY
Liquid Assets/Total Liabilities                           15.53/35    9.31/12  11.33/14  16.15/43   19.66/52   18.09/42   15.46/25
Time Deposits Over $100,000/Total Assets                   8.84/40    9.81/29   9.95/32   9.85/27    8.89/29    9.38/28    9.24/45
Borrowings & Foreign Dep/Total Assets                      0.00/46    0.00/47   0.00/46   0.00/46    0.00/43    0.00/43    0.00/26

Net Fed. Funds Purch.(Sold)/Tot. Assets                   -2.44/52    0.31/28   4.61/ 6  -3.51/76   -3.64/63   -2.20/43   -0.42/17
Brokered Deposits/Total Assets                             0.00/**    0.00/**   0.00/**   0.00/**    0.00/**    0.00/**    0.00/**
Total Loans/total Deposits                                74.76/35   75.08/37  78.57/24  68.94/52   70.99/40   75.80/23   70.25/38

CAPITAL
Core Capital - Unrealized Losses (Secs.)/Assets            8.98/54    7.69/30   8.94/55   7.57/33   10.42/80    9.89/81    9.15/69
Core Capital/Assets                                        8.99/53    8.06/35   8.94/54   8.34/44   10.42/80    9.89/81    9.15/69
Risk-Adjusted Capital Ratio                               16.53/64   15.87/54  15.98/58  15.91/56   22.54/84   21.51/85   20.82/83
Core Capital + Loan Loss Reserve/Total Loans              15.98/49   14.64/38  15.75/48  15.28/43   18.96/66   17.01/60   16.66/57

% Change: Core Capital                                     7.63/38    ****/**   7.43/37   0.21/10   16.27/76    9.64/47    3.61/31
% Change: Total Assets                                    -2.42/ 7    ****/**  -3.85/ 6  32.21/95    8.05/67    0.79/24   -7.47/ 7
Dividend Payout Rate                                       0.00/47    0.00/48   0.00/71   0.00/70    0.00/69    0.00/69    0.00/67

                       BILTMORE INVESTORS BK NA PHOENIX AZ

      BALANCE SHEET
      =============
                                                    06/96      06/95        12/95      12/94       12/93       12/92      12/91
                                                    -----      -----        -----      -----       -----       -----      -----
  ASSETS
  ------
CASH & DUE FROM DEPOSITORY INSTITUTIONS:
  NONINTEREST-BEARING. CURRENCY & COIN               6638        6251        6455       8491        3059        3882       4559
  INTEREST-BEARING BALANCES                           100         100         100        100         100           0          0
 SECURITIES                                         28010       30683       36708      36343       32261       26117      29553
  HELD-TO-MATURITY SECS (AMORTIZED COST)                0           0           0          0         ***         ***        ***
  AVAILABLE-FOR-SALE SECS (FAIR VALUE)              28010       30683       36708      36343         ***         ***        ***
 FED FUNDS SOLD & SECS. PURCHASED                    5000        6115           0       5628        3940        2508       1191
  FEDERAL FUNDS SOLD                                 5000        6115           0       5628        3940        2508       1191
  SECS. PUNCH UNDER AGREEMENTS TO RESELL                0           0           0          0           0           0          0
 LOANS & LEASE FINANCING RECEIVABLES:
  TOTAL, NET OF UNEARNED INCOME                     91527       89847       91501      89285       68426       67860      62623
  LESS: ALLOWANCE FOR LOSSES                        -2372       -2396       -2362      -2422       -1776       -1914      -1648
  LESS: ALLOCATED TRANSFER RISK RESERVE                 0           0           0          0           0           0          0
        LOANS & LEASES, NET                         89155       87451       89139      86863       66650       65946      60975

 TRADING ASSETS                                         0           0           0          0           0           0          0
 PREMISES & FIXED ASSETS                             1621         184        1616       1605         756         773        840
 OTHER REAL ESTATE OWNED                              103         103         103          0           0         453       1185
 INVESTMENTS IN UNCONSOLIDATED SUBS                     0           0           0          0           0           0          0
 ACCEPTANCES (CUSTOMER'S LIABILITY)                     0           0           0          0           0           0          0
 INTANGIBLE ASSETS                                   1409        1537        1499       1611           0           0          0
 OTHER ASSETS                                        2102        2090        1935       2427        1443         472       1061
        TOTAL ASSETS                               134138      136014      137555     143068      108209      100151      99364

    LIABILITIES
    -----------
 TOTAL DEPOSlTS                                    118359      121752      116462     129518       96392       89529      89141
 HELD IN DOMESTIC OFFICES:
    DOMESTIC NONINTEREST-BEARING                    26632       24968       24090      27552       16441       13969       9780
    DOMESTIC INTEREST-BEARING                       91727       96784       92372     101966       79951       75560      79361
 HELD IN FOREIGN OFFICES:
    FOREIGN NONINTEREST-BEARING                         0           0           0          0           0           0          0
    FOREIGN INTEREST BEARING                            0           0           0          0           0           0          0

 FED FUNDS PURCHASED & SECS. SOLD                    1160         426        6341        603           0         300        774
    FEDERAL FUNDS PURCHASED                          1019           0        1200          0           0           0          0
    SECS. SOLD UNDER AGREEMENTS TO REPURCH            141         426        5141        603           0         300        774
 DEMAND NOTES ISSUED TO U.S. TREASURY                   0           0           0          0           0           0          0
 TRADING LIABILITIES                                    0           0           0          0         ***         ***        ***
 OTHER LIABILITIES FOR BORROWED MONEY                   0           0           0          0           0           0          0
    REMAIN MATURITY OF ONE YEAR OR LESS                 0           0           0          0         ***         ***        ***
    REMAIN MATURITY OF MORE THAN ONE YEAR               0           0           0          0         ***         ***        ***
 MTG. INDEBTEDNESS, CAPITALIZED LEASES                  0          88          29        145           0           0          0
 ACCEPTANCES (BANK'S LIABILITY)                         0           0           0          0           0           0          0
 SUB0RDINATED NOTES & DEBENTURES                        0           0           0          0           0           0          0
 OTHER LIABIILITIES                                   747         721        1009       1017         621         693        667
        TOTAL LIABILITIES                          120266      122987      123841     131283       97013       90522      90582

 LIMITED LIFE PREFERRED STOCK                           0           0           0          0           0           0          0

    EQUITY CAPITAL
    --------------
 PERPETUAL PREFERRED STK & REL. SURPLUS                 0           0           0          0           0           0          0
 COMMON STOCK                                        1782        1782        1782       1782        1782        1782       1782
 SURPLUS(EXCL. SURPLUS REL. TO PREF. STK)           13092       13093       13093      13093       13093       13093      13093
 UNDIVIDED PROFITS & CAPITAL RESER, GROSS            -867       -1709       -1323      -2045       -3679       -5246      -6093
 UNREAL GAINS ON AVAILABLE-FOR-SALE SECS             -136        -139         162      -1045           0           0          0
 FOREIGN CURRENCY TRANSLATION ADJUSTMENT              ***         ***         ***        ***         ***         ***        ***
          TOTAL EQUITY CAPITAL                      13872       13027       13714      11785       11196        9629       8782
          TOTAL LIABILITIES & EQUITY CAPITAL       134138      136014      137555     143068      108209      100151      99364

LEVEL OF AUDITING WORK PERFORMED AS OF ANY DATE DURING 1996:
Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

                    BILTMORE INVESTORS BK NA         PHOENIX         AZ

    INCOME STATEMENT
    ================
                                             06/96   06/95   12/95   12/94   12/93   12/92    12/91
                                             -----   -----   -----   -----   -----   -----    -----
 INTEREST & FEES ON LOANS                     4009    3966    7888    6230    4282    4959    5560
 INCOME FROM LEASE FINANCING RECEIVABLES         0       0       0       0       0       0       0
 TOTAL INTEREST ON BALANCES WITH BANKS           1       1       3       2       2       0       0
  DOMESTIC OFFICES                               1       1       3       2       2       0       0
  FOREIGN OFFICES                                0       0       0       0       0       0       0
 TOTAL INTEREST & DIVIDENDS ON SECURITIES      920    1014    2062    2110    1872    2016    2639
  U.S. TREASURY & AGENCY OBLIGATIONS           902     987    2006    2056    1820    1978    2626
  SECURITIES ISSUED BY STATES & POL.SUBS         0       0       0       0       0       0       0
   TAXABLE SECURITIES                            0       0       0       0       0       0       0
   TAX-EXEMPT SECURITIES                         0       0       0       0       0       0       0
  OTHER DOMESTIC SECURITIES                      0      16      34      35      35      22       0
  FOREIGN SECURITIES                             0       0       0       0       0       0       0
  EQUITY SECURITIES                             18      11      22      19      17      16      13
 INTEREST INCOME FROM TRADING ACCOUNTS           0       0       0       0       0       0       0
 INCOME ON FEDERAL FUNDS SOLD                  151     103     217     142     107      62     118
    TOTAL INTEREST INCOME                     5081    5084   10170    8484    6263    7037    8317

 TOTAL INTEREST EXPENSE ON DEPOSITS           2006    2109    4318    3365    3280    3864    5468
  NOW, ATS & OTHER TRANSFER ACCOUNTS            54      77     133     144      60      86     121
  MONEY MARKET DEPOSIT ACCOUNTS                810     446     778     679     380     402     540
  OTHER SAVINGS DEPOSITS                        57     389     868     548     499     634     967
  TIME CD'S OF $100,000 OR MORE                297     398     825     605     521     576     746
  ALL OTHER TIME DEPOSITS                      788     799    1714    1389    1820    2166    3094
  INTEREST ON FOREIGN OFFICE DEPOSITS            0       0       0       0       0       0       0
 EXPENSE OF FEDERAL FUNDS PURCHASED              8      32      81       5       4      12      36
 INTEREST ON US NOTES & OTHER BORROWINGS         0       0       0       0       0       0       0
 INTEREST ON MORTGAGE INDEBTEDNESS               0       3       5      10       0       0       0
 INTEREST ON SUBORDINATED NOTES & DEBS           0       0       0       0       0       0       0
    TOTAL INTEREST EXPENSE                    2014    2144    4404    3380    3284    3876    5504

    NET INTEREST MARGIN                       3067    2940    5766    5104    2979    3161    2813
    NET INTEREST MARGIN (TAX ADJ)             3067    2940    5766    5104    2979    3161    2813
 PROVISION FOR LOAN & LEASE LOSSES               0       0     -99     -76    -219       0      90
 PROVISION FOR ALLOCATED TRANSFER RISK           0       0       0       0       0       0       0

 SERVICE CHARGES ON DEPOSIT ACCOUNTS            54     113     223     226     161     157     132
 INCOME FROM FIDUCIARY ACTIVITIES              128      88     190     114      51      26       0
 TRADING REVENUE                                 0       0       0       0       0       0       0
 OTHER FOREIGN TRANSACTION GAINS(LOSSES)         0       0       0       0       0       0       0
 0TH GAIN(LOSS),FEES ON TRADE ASSETS&LIAB      ***       0       0       0       0       0       0
 OTHER NONINTEREST INCOME                      237     190     397     341     291     236     224
  OTHER FEE INCOME                             208     178     377     300     178     113      54
  ALL OTHER NONINTEREST INCOME                  29      12      20      41     113     123     170
         TOTAL NONINTEREST INCOME              419     391     810     681     503     419     356

 REALIZED GAINS (LOSSES) ON SECURITIES          -4      28      28      11       7     180     148
  REAL GAIN/LOSS ON HELD-TO-MATR SECS            0       0       0       0     ***     ***     ***
  REAL GAIN/LOSS ON AVAIL-FOR-SALE SECS         -4      28      28      11     ***     ***     ***

 SALARIES & EMPLOYEE BENEFITS                 1404    1256    2653    2036    1449    1352    1250
 EXPENSES OF PREMISES & FIXED ASSETS, NET      501     495    1005     889     541     554     510
 OTHER NONINTEREST EXPENSE                     881    1143    2066    1790     946    1007    1152
         TOTAL NONINTEREST EXPENSE            2786    2894    5724    4715    2936    2913    2912

 INCOME BEFORE TAXES & EXTRAORDINARY           696     465     979    1157     772     847     315
 APPLICABLE INCOME TAXES                      -240    -129    -257     477      95    -326    -146
       INCOME BEFORE EXTRAORDINARY ITEMS       456     336     722    1634     867     521     169

 EXTRAORDINARY ITEMS, GROSS                      0       0       0       0     700     326     146
 APPLICABLE INCOME  TAXES ON  EXTRA. ITEMS       0       0       0       0       0       0       0
 EXTRAORDINARY ITEMS, NET OF TAXES               0       0       0       0     700     326     146
     NET INCOME (LOSS)                         456     336     722    1634    1567     847     315

BILTMORE INVESTORS BANK ARIZONA                  MONTH END
                                          STATEMENT OF CONDITION
TOTAL BANK                                  AS OF JULY 31, 1996

                                  -------------------------------------------------------------------------------------------------
                                         CURRENT           CURRENT MONTHS      PREVIOUS MONTHS    PREVIOUS YEAR      YEAR TO DATE
                                         BALANCE              AVERAGE              AVERAGE        MONTHS AVERAGE         AVERAGE
                                  -------------------------------------------------------------------------------------------------
ASSETS
CASH & CASH ITEMS                        314,985.37           359,096.65          338,034.55         289,835.83         332,145.00
DUE FROM BANKS                         5,394,641.49         5,701,747.09        5,699,124.91       5,254,794.56       5,768,237.75

                                  -------------------------------------------------------------------------------------------------
TOTAL CASH                             5,709,626.86         6,060,843.74        6,037,159.46       5,544,630.39       6,100,382.75
                                  -------------------------------------------------------------------------------------------------

U.S. TREASURY                         17,880,731.05        17,878,746.82       17,874,357.36      14,982,957.05      18,312,610.66
U.S. GOVT. AGENCIES                    8,774,430.31         9,354,327.97       10,042,222.31      15,053,887.01      12,254,451.19
CD'S PURCHASED                           100,000.00           100,000.00          100,000.00         100,000.00         100,000.00
OTHER SECURITIES                         682,320.26           509,878.59          454,717.99         879,300.00         822,468.31
FASB 115 MARKET VALUE ADJUSTMENT        (186,043.57)         (220,873.91)        (174,369.60)       (211,045.12)         27,154.17
                                  -------------------------------------------------------------------------------------------------
TOTAL SECURITIES                      27,251,438.05        27,622,079.47       28,296,928.06      30,805,098.94      31,516,684.33
                                  -------------------------------------------------------------------------------------------------

                                  -------------------------------------------------------------------------------------------------
FUNDS SOLD                             6,000,000.00         7,356,483.87        6,320,000.00       7,664,548.38       6,071,647.88
                                  -------------------------------------------------------------------------------------------------

COMMERCIAL LOANS                      45,737,671.27        45,470,729.55       44,280,666.46      42,255,899.25      44,445,665.59
INSTALLMENT LOANS-NET                    945,647.07           941,246.78          964,017.65       2,327,282.07       1,790,078.66
REAL ESTATE LOANS                     43,470,986.99        43,520,517.95       43,185,833.80      42,779,803.61      42,868,151.23
HOME EQUITY LOANS                      2,006,649.88         1,879,363.59        1,810,350.48               0.00         726,072.41
ICC LOANS                                226,035.11           219,728.74          208,640.33         271,536.13         220,355.37
MASTER CARD LOANS                        793,156.53           750,162.79          757,690.97         688,006.35         747,546.50
OTHER LOANS                              265,448.84           448,574.60          375,013.19         198,644.86         273,391.51

                                  -------------------------------------------------------------------------------------------------
TOTAL LOANS                           93,445,595.69        93,230,324.00       91,582,212.88      88,521,172.27      91,071,261.27
                                  -------------------------------------------------------------------------------------------------

LESS RESV FOR LOAN LOSSES             (2,377,787.28)       (2,375,612.21)      (2,372,728.64)     (2,402,365.87)     (2,370,017.88)

                                  -------------------------------------------------------------------------------------------------
NET LOANS                             91,067,808.41        90,854,711.79       89,209,484.24      86,118,806.40      88,701,243.39
                                  -------------------------------------------------------------------------------------------------

FIXED ASSETS                             843,830.16         1,031,989.71        1,634,733.28       1,701,183.07       1,546,556.16
OTHER REAL ESTATE                        103,015.30           103,015.30          103,015.30         103,015.30         110,060.73
ACCOUNTS RECEIVABLE                       28,051.63            44,073.93           26,470.80          24,719.23          26,851.34
INTEREST RECEIVABLE                      800,387.53           872,960.36          855,725.06         875,128.08         866,498.20
OTHER ASSETS                           2,311,238.18         2,273,110.16        2,395,649.95       2,587,345.24       2,249,920.79

                                  =================================================================================================
TOTAL ASSETS                         134,115,396.12       136,219,268.33      134,879,166.15     135,424,475.03     137,189,845.57
                                  =================================================================================================

BILTMORE INVESTORS BANK ARIZONA                  MONTH END
                                           STATEMENT OF CONDITION
TOTAL BANK                                   AS OF JULY 31, 1996

                                  -------------------------------------------------------------------------------------------------
                                         CURRENT             CURRENT MONTHS    PREVIOUS MONTHS      PREVIOUS YEAR    YEAR TO DATE
                                         BALANCE                 AVERAGE          AVERAGE           MONTHS AVERAGE      AVERAGE
                                  -------------------------------------------------------------------------------------------------
LIABILITIES AND CAPITAL
BUSINESS                              23,607,719.24          22,024,687.97      21,151,200.68       19,206,657.39    20,351,937.09
PERSONAL                               3,587,812.06           3,719,959.96       3,824,309.47        2,932,713.83     4,139,366.14
OTHER DDA                              1,486,631.42           1,904,811.84       2,019,530.80        1,348,413.75     1,837,829.20
                                  -------------------------------------------------------------------------------------------------
TOTAL DDA                             28,682,162.72          27,649,459.77      26,995,040.95       23,487,784.97    26,329,132.43
                                  -------------------------------------------------------------------------------------------------

MONEY MARKET SAVINGS                  47,636,295.39          48,559,039.62      45,615,788.18       38,149,591.70    44,979,906.08
NOW ACCOUNTS                           8,276,987.86           8,055,902.88       8,296,650.18        8,455,895.84     8,149,265.42
REGULAR SAVINGS                          889,339.60             937,246.72         944,107.04        1,221,327.26     1,700,185.45
CORPORATE SAVINGS                      1,828,628.34           1,866,083.22       1,836,048.48        1,645,265.23     2,568,353.41
LARGE CD'S--STANDARD RATES             9,217,394.21           9,674,175.00      10,263,369.44       13,448,374.32    10,650,873.67
LARGE CD'S--NEGOTIABLE RATES                   0.00                   0.00               0.00                0.00             0.00
7 DAY MONEY MARKET CD'S                  251,983.77             251,595.19         219,301.14                0.00        91,944.31
3 MONTH CD'S                             376,223.16             365,027.64         359,115.86                0.00       151,972.10
6 MONTH CD'S                              26,174.48              24,647.11          12,936.46                0.00         6,669.14
1 YEAR CD'S                            5,891,424.68           5,842,505.69       5,755,159.85                0.00     2,359,913.06
2 YEAR CD'S                            5,205,453.52           6,367,559.54       7,768,466.02       28,219,730.67    16,898,763.12
3 YEAR CD'S                            2,090,197.78           2,177,332.12       2,383,686.45                0.00       944,491.81
4 YEAR CD'S                               82,134.12             151,536.58         188,689.36                0.00        73,858.70
5 YEAR CD'S                            3,378,343.15           3,435,968.98       3,465,457.64                0.00     1,416,627.75
IRAS AND KEOGHS                        5,091,453.86           5,584,009.55       5,532,268.84        6,534,530.00     5,887,294.56
OTHER TDA                                  5,653.69              34,657.10          24,766.69          (69,213.71)      (49,851.07)
                                  -------------------------------------------------------------------------------------------------
TOTAL TDA                             90,247,687.61          93,327,286.94      92,665,811.63       97,605,501.31    95,830,267.51
                                  -------------------------------------------------------------------------------------------------

                                  -------------------------------------------------------------------------------------------------
TOTAL DEPOSITS                       118,929,850.33         120,976,746.71     119,660,852.58      121,093,286.28   122,159,399.94
                                  -------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS                    140,500.00             140,500.00         140,500.00          425,500.00       222,659.62
OTHER BORROWINGS                         231,347.06             424,544.09         427,687.49          397,937.33       309,180.46
OTHER LIABILITIES                        825,548.98             693,391.72         714,551.09          502,103.52       656,984.93

                                  -------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                    120,127,246.37         122,235,182.52     120,943,591.16      122,418,827.13   123,348,224.95
                                  -------------------------------------------------------------------------------------------------

CAPITAL
COMMON STOCK                           1,782,005.00           1,782,005.00       1,782,005.00        1,782,005.00     1,782,005.00
PAID IN SURPLUS                       13,093,112.00          13,093,112.00      13,093,112.00       13,093,112.00    13,093,112.00
UNDIVIDED PROFITS                     (1,322,701.56)         (1,322,701.56)     (1,322,701.56)      (2,045,119.55)   (1,322,701.56)
FASB 115 MARKET VALUE ADJ               (113,088.45)           (134,260.41)       (107,561.11)        (139,609.54)       20,429.90
CURRENT PROFITS                          548,822.76             565,930.78         490,720.66          315,259.99       268,775.28
                                  -------------------------------------------------------------------------------------------------
TOTAL CAPITAL                         13,988,149.75          13,984,085.81      13,935,574.99       13,005,647.90    13,841,620.62
                                  -------------------------------------------------------------------------------------------------

                                  =================================================================================================
TOTAL LIABILITIES AND CAPITAL        134,115,396.12         136,219,268.33     134,879,166.15      135,424,475.03   137,189,845.57
                                  =================================================================================================

BILTMORE INVESTORS BANK ARIZONA                        COMPARATIVE STATEMENT
                                                                  OF
                                                     OPERATING INCOME & EXPENSE
TOTAL BANK                                           PERIOD ENDED JULY 31, 1996

---------------------------------------------                               ------------------------------------------------------
                CURRENT PERIOD                                                                      YEAR TO DATE
---------------------------------------------                               ------------------------------------------------------
   ACTUAL       BUDGET    VARIANCE   LAST YEAR                                   ACTUAL         BUDGET      VARIANCE    LAST YEAR
---------------------------------------------                               ------------------------------------------------------
                                                 OPERATING INCOME

   87,741       92,886     (5,145)    68,220      U.S. TREASURY SECURITIES      614,392        648,025      (33,633)      567,530
   45,798       84,425    (38,627)    69,826      U.S. GOVERNMENT AGENCIES      412,518        572,863     (160,345)      557,153
      237            0        237        237      CDS PURCHASED                   1,600              0        1,600         1,606
    2,410        4,896     (2,486)     4,667      OTHER SECURITIES               29,453         34,272       (4,819)       31,513
   42,122        2,183     39,939     37,160      FUNDS SOLD                    193,107         18,914      174,193       139,755
---------------------------------------------                               ------------------------------------------------------
  178,308      184,390     (6,082)   180,110     TOTAL INVESTMENT INCOME      1,251,070      1,274,074      (23,004)    1,297,557
---------------------------------------------                               ------------------------------------------------------

                                                 LOAN INTEREST INCOME
  355,073      401,289    (46,216)   352,907      COMMERCIAL LOANS            2,440,129      2,654,957     (214,828)    2,546,339
    7,838       23,327    (15,489)    19,702      INSTALLMENT LOANS             102,981        150,193      (47,212)      148,864
  285,778      295,708     (9,930)   266,138      REAL ESTATE LOANS           1,950,414      2,014,080      (63,666)    1,843,666
   15,740            0     15,740          0      HOME EQUITY LOANS              43,044              0       43,044             0
    2,738        2,753        (15)     3,326      ICC LOANS                      18,917         18,915            2        24,173
    4,416        6,403     (1,987)     4,594      MASTER CARD LOANS              32,492         44,790      (12,298)       31,633
---------------------------------------------                               ------------------------------------------------------
  671,583      729,480    (57,897)   646,667     TOTAL LOAN INTEREST INCOME   4,587,977      4,882,935     (294,958)    4,594,675
---------------------------------------------                               ------------------------------------------------------

---------------------------------------------                               ------------------------------------------------------
  849,891      913,870    (63,979)   826,777     TOTAL INTEREST INCOME        5,839,047      6,157,009     (317,962)    5,892,232
---------------------------------------------                               ------------------------------------------------------

                                                 DEPOSIT EXPENSE
  147,170       85,702     61,468    131,232      MONEY MARKET SAVINGS          957,105        587,987      369,118       938,563
    8,835       65,089    (56,254)    11,119      NOW ACCOUNTS                   63,080        450,582     (387,502)       86,654
    4,642        4,743       (101)     4,702      REGULAR SAVINGS                62,001         30,849       31,152        32,373
   44,993       84,788    (39,795)    65,861      LARGE CDS--STANDARD RATE      341,769        556,693     (214,924)      418,924
      907            0        907          0      7 DAY MONEY MARKET CDS          2,206              0        2,206             0
    1,344      170,588   (169,244)         0      3 MONTH CDS                     3,794      1,111,758   (1,107,964)            0
     (389)           0       (389)         0      6 MONTH CDS                      (311)             0         (311)            0
   23,148            0     23,148          0      1 YEAR CDS                     64,942              0       64,942             0
   31,301            0     31,301          0      2 YEAR CDS                    102,039              0      102,039             0
   10,079            0     10,079          0      3 YEAR CDS                     29,282              0       29,282             0
      760            0        760          0      4 YEAR CDS                      2,532              0        2,532             0
   18,414            0     18,414          0      5 YEAR CDS                     53,569              0       53,569             0
   26,717            0     26,717     32,877      IRAS AND KEOGHS               197,365              0      197,365       208,927
        0            0          0    135,426      OTHER TIME DEPOSITS           445,353              0      445,353       803,297
      597        7,856     (7,259)     1,806      REPURCHASE AGREEMENTS           7,070         60,054      (52,984)       33,722
    1,064        1,271       (207)       404      OTHER BORROWINGS                2,446         13,724      (11,278)        5,334
---------------------------------------------                               ------------------------------------------------------
  319,582      420,037   (100,455)   383,427     TOTAL INTEREST EXPENSE       2,334,242      2,811,647     (477,405)    2,527,794
---------------------------------------------                               ------------------------------------------------------

---------------------------------------------                               ------------------------------------------------------
  530,309      493,833     36,476    443,350     NET INTEREST INCOME          3,504,805      3,345,362      159,443     3,364,438
---------------------------------------------                               ------------------------------------------------------

BILTMORE INVESTORS BANK ARIZONA                       COMPARATIVE STATEMENT
                                                              OF
                                                     OPERATING INCOME & EXPENSE
TOTAL BANK                                           PERIOD ENDED JULY 31, 1996

--------------------------------------------                                   ------------------------------------------------
CURRENT PERIOD                                                                                  YEAR TO DATE
--------------------------------------------                                   ------------------------------------------------
 ACTUAL      BUDGET     VARIANCE  LAST YEAR                                       ACTUAL      BUDGET    VARIANCE     LAST YEAR
--------------------------------------------                                   ------------------------------------------------

--------------------------------------------                                   ------------------------------------------------
 530,309    493,833      36,476    443,350       NET INTEREST INCOME            3,504,805    3,345,362    159,443    3,364,438
--------------------------------------------                                   ------------------------------------------------

                                                 OTHER OPERATING INCOME
   8,418     13,000      (4,582)     8,620        LINK INVESTMENT SERVICES        127,954       91,000     36,954       56,460
  23,537     23,440          97     15,294        TRUST INCOME                    151,843      140,536     11,307      103,093
  31,501     42,250     (10,749)    30,387        LOAN FEES                       145,137      316,750   (171,613)     164,487
  21,110     23,250      (2,140)    21,311        SERVICE CHARGES                 136,340      146,850    (10,510)     154,105
   1,904      1,460         444        839        OTHER INCOME                      7,184       10,220     (3,036)       6,962
       0          0           0          0        SECURITY GAIN/LOSS - GROSS       (4,078)           0     (4,078)      28,455

-------------------------------------------                                    ------------------------------------------------
  86,470    103,400     (16,930)    76,451        TOTAL OTHER OPERATING INCOME    564,380      705,356   (140,976)     513,562
-------------------------------------------                                    ------------------------------------------------

                                                 GENERAL OPERATING EXPENSES
 (24,700)   (13,500)    (11,200)   (13,519)       FASB 91 SALARY/BENEFIT ADJ     (145,913)     (87,400)   (58,513)     (76,732)
 206,327    164,528      41,799    199,932        SALARIES                      1,485,293    1,264,852    220,441    1,299,104
  49,410     42,777       6,633     41,498        EMPLOYEE BENEFITS               322,283      327,368     (5,085)     273,015
  13,547     13,900        (353)    19,061        PROFESSIONAL FEES                80,990       95,300    (14,310)     102,078
  48,559     36,151      12,408     33,594        MANAGEMENT FEES                 265,465      253,057     12,408      235,158
       0          0           0          0        CENTRAL OPERATIONS EXPENSE        9,833            0      9,833            0
  36,943     32,700       4,243     29,674        DATA PROCESSING FEES            203,619      228,900    (25,281)     194,148
  54,329     57,400      (3,071)    57,873        OCCUPANCY EXPENSE               375,852      404,000    (28,148)     373,813
   5,523      5,000         523      3,861        TELEPHONE EXPENSE                60,596       35,000     25,596       29,353
  33,863     27,650       6,213     32,880        EQUIPMENT EXPENSE               212,838      193,550     19,288      211,928
     865      3,283      (2,418)    10,185        ADVERTISING & PROMOTION          25,382       31,981     (6,599)      76,447
       0          0           0          0        LOAN LOSS PROVISION                   0            0          0            0
   6,639      8,950      (2,311)    12,491        POSTAGE & FREIGHT                62,087       63,650     (1,563)      74,646
   5,776      9,400      (3,624)     9,066        SUPPLIES                         72,142       65,800      6,342       72,422
   2,877      1,550       1,327      1,405        LOAN FEE EXPENSE                 16,384       10,850      5,534       12,795
     110        350        (240)       891        OTHER REAL ESTATE EXPENSE        (5,570)       7,850    (13,420)      46,332
  32,758     32,814         (56)    58,882        OTHER EXPENSES                  188,381      228,799    (40,418)     466,158

-------------------------------------------                                    ------------------------------------------------
 472,826    422,953      49,873    497,774       TOTAL GENERAL EXPENSES         3,229,662    3,123,557    106,105    3,390,665
-------------------------------------------                                    ------------------------------------------------

===========================================                                    ================================================
 143,953    174,280     (30,327)    22,027       NET OPERATING INCOME             839,523      927,161    (87,638)     487,335

  51,100     67,038     (15,938)     2,450       INCOME TAXES                     290,700      350,083    (59,383)     131,778

  92,853    107,242     (14,389)    19,577       NET INCOME                       548,823      577,078    (28,255)     355,557
===========================================                                    ================================================

                                    Item 17
                                   Exhibit D


                BILTMORE BANK CORP. / JOHNSON INTERNATIONAL, INC.


                            2425 East Camelback Road
                             Phoenix, Arizona 85016

--------------------------------------------------------------------------------
                              INFORMATION STATEMENT
               Special Meeting of Shareholders - December 19, 1996
--------------------------------------------------------------------------------

Introduction

         This Information Statement is being sent to the shareholders (the "Shareholders") of Biltmore Bank Corp., an Arizona corporation (the "Company"), in connection with a proposed amendment to the Second Amended and Restated Articles of Incorporation (the "Amendment") of the Company reducing the number of authorized shares of Common Stock of the Company from Twenty-Five Million to Two Hundred and, if adopted, effecting a reverse stock split transaction of 125,000 to 1 recommended by the Board of Directors of the Company and the Company's affiliate and joint filer, Johnson International, Inc. for shareholder vote at the Special Meeting of Shareholders to be held at 2:00, p.m., Mountain Standard Time, December 19, 1996, and at any adjournment thereof for the purposes set forth in the attached Notice of Special Meeting of Shareholders. The Special Meeting will be held on December 19, 1996 at 2:00 p.m. Mountain Standard Time at the Company's executive offices located at 2425 East Camelback Road, Phoenix, Arizona, 85016.

         The first date on which this Information Statement and Notice of Special Meeting are being sent to Company Shareholders is November 26, 1996. The Board of Directors unanimously recommends approval of the Amendment and completing the reverse stock split transaction pursuant to Rule 13e-3 of the Securities and Exchange Act of 1934 and this Information Statement.


         The Company knows of no other matters to be submitted for consideration and vote at the Special Meeting. If any other matter properly comes before the Special Meeting, it is the intention of the Company to consider and vote on any such matters as the Board of Directors may recommend.

         THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                Table of Contents


Item 1.    Special Factors.....................................................2
           Purpose(s), Alternatives, Reasons and Effects.......................2
           Fairness of the Transaction.........................................6
           Reports, Opinions, Appraisal and Certain Negotiations...............7

Item 2.    Issuer and Class of Security Subject to the Transaction............10

Item 3.    Past Contacts, Transactions or Negotiations........................11

Item 4.    Terms of the Transaction...........................................12

Item 5.    Plans or Proposals of the Issuer or Affiliate......................13

Item 6.    Source and Amounts of Funds or Other Consideration.................14

Item 7.    Interest in Securities of the Issuer...............................14

Item 8.    Contracts, Arrangements or Understandings With Respect to
           the Issuer's Securities............................................15

Item 9.    Present Intention and Recommendation of Certain Persons
           With Regard to the Transaction.....................................15

Item 10.   Other Provisions of the Transaction................................16

Item 12.   Financial Information..............................................18

Item 13.   Persons and Assets Employed, Retained or Utilized..................19

Item 14.   Additional Information.............................................19

Item 15.   Exhibits...........................................................19

Item 16.   Other Matters......................................................19

Item 1.  Special Factors


         Purpose(s), Alternatives, Reasons and Effects

         The Board of Directors of the Company and Johnson International, Inc., the joint-filer of the Schedule 13e-3 transaction statement (the "Schedule
13e-3"), has proposed a Rule 13e-3 "going private transaction" (the "Transaction") to enable management to concentrate efforts on the long-term growth of the Company's business free from the constraints of public ownership which the Board believes often places undue emphasis on quarter-to-quarter earnings at the expense of long-term growth. The Board also has concerns about the Company's financial growth in relation to its industry peers located in the Phoenix, Arizona market. As of June 30, 1996, the Company's return on equity was 6.57%. Only one other financial institution out of the 23 polled in the Company's market had a lower percentage, with the average peer group return on equity being 15.58%. The peer group analyzed by Alex Sheshunoff & Co. Investment Banking, the expert who prepared a fairness opinion regarding the Transaction, had an even higher return on equity of 20.53%.

         As a result, as part of long-term cost savings, the Board believes the suspension of Securities Exchange Commission (the "SEC") filing requirements will reduce annual direct expenses approximately $35,000.00, and reduce substantial indirect costs associated with SEC filing requirements. To the Company's knowledge, no significant trading market has developed for the Common Stock of the Company ("Company Common Stock") since the Company first went public in 1985. The Company receives regular inquiries from Shareholders regarding the willingness of the Company (or its affiliated shareholder and joint-filer of this Information Statement and the Schedule 13e-3, Johnson International, Inc. (JI), a Wisconsin based company owned primarily by Samuel C. Johnson and family members) to purchase their shares of Company Common Stock. In many of these instances, the Shareholder was unable to obtain from a stockbroker any bid price or offer to purchase the Company Common Stock.

         The Transaction would permit Shareholders to receive fair value for their shares without the possible diminution of value resulting from the lack of an established trading market and without payment of potentially disproportionate brokerage fees. The lack of liquidity illustrates the fact that being a publicly held company has not served the original purpose for which the Company had undertaken the responsibility of being a public company. The lack of any market interest in the securities has not permitted Shareholders to realize on the value of their shares, and, in the opinion of the Board, there exists no reasonable prospect of their doing so. Based upon the lack of investor interest in Company Common Stock, little potential for dividends (none have ever been paid), limited stock appreciation potential, expense of being a public company in terms of time spent by management and the significant expense for legal, accounting and transfer agent fees, the committee appointed by the Board to develop a plan and make recommendations regarding a reverse stock split transaction and the fairness of the Transaction to unaffiliated holders of Company Common Stock unanimously concluded, and the full Board unanimously concurred, that there was no justification for continuing the Company as a public entity.

         The Company has determined that a reverse stock split would be the most efficient method to achieve the purposes discussed above. Delaying the consummation of the Transaction beyond the December 31 fiscal year-end would substantially reduce the amount of cost savings that could otherwise be realized. If the Company is required to file a Form 10-K, the Company will be required to secure audited financial statements at a cost of approximately $20,000, as well as to continue with mandatory Section 15(d) filings until the Transaction is concluded. Furthermore, by consummating the Transaction by year-end, Shareholders will be entitled to take the losses most of them will realize as a result of the Transaction on their 1995 tax returns. It is anticipated that most Shareholders will realize a loss as a result of the Transaction, because most, if not all, Shareholders paid in excess of $1.00 per share for their shares of Company Common Stock. (A further discussion regarding the tax consequences of the Transaction is set forth below.)

         The Board considered alternatives to the proposed reverse stock split, including privately negotiated purchases of Company Common Stock as well as a possible tender offer. However, these alternatives were rejected because there was no assurance that either alternative would insure a sufficient response to result in the Company having fewer than 300 Shareholders. Although either a purchase or tender offer may have reduced the holders of record of Company Common Stock below the 300 threshold, the Board rejected both approaches because of the possibility that share ownership would be thinned further, thus impairing the value of the remaining outstanding shares, and because neither approach would have enabled JI to increase its ownership to 100% of the issued and outstanding shares of Company Common Stock. The Board did not consider a possible sale of the Company because no offers had been presented to the Board and no determination had been made that a sale would be in the best interests of the Shareholders. In addition, the Board did not view a sale as an alternative that could achieve the objectives that the Board sought to achieve with the reverse stock split, which were providing liquidity for existing Shareholders while at the same time reducing costs for the Company.

         If the Transaction is consummated, the present holders of Company Common Stock (other than JI) will no longer have an equity interest in the Company and, therefore, will neither share in its future earnings and growth nor the risks associated with achieving such earnings and growth. Instead, each holder of Company Common Stock, will receive $1.00 in cash, plus accrued interest, for each share of Company Common Stock held by the Shareholder prior to the reverse stock split. After the effective date of the Amendment, Shareholders will receive notice after the Amendment is adopted, containing instructions for the surrender of their share certificates of fractional shares of Company Common Stock in exchange for the payment to the Shareholder in cash. Shareholders who dissent to the adoption of the Amendment are entitled, under Arizona law, to exercise statutory dissenters' rights of appraisal. See page 16 for a detailed description of these statutory dissenters' rights of appraisal.

         If the Transaction is consummated, the Company will become wholly-owned by JI. Thus, JI will have a 100% interest in the net book value and net earnings of the Company, $0.84 and $0.03, respectively, based on the June 30, 1996 financial statements. Currently, JI has a 97% interest in the net book value and net earnings of the Company, $0.82 and $0.03, respectively, based on June 30, 1996 financial statements.

         Accordingly, to the extent future earnings increase, JI will be the only Shareholder who benefits from that increase. Conversely, to the extent future earnings decrease, JI will be the only Shareholder impacted by that decrease. And, should the Company require additional equity capital, JI, as the sole remaining Shareholder of the Company, would be a likely source of that equity capital.

         The Company will, as a result of the Transaction, become a privately-held company. After the Transaction, the Company will file with the SEC a Form 15, and the Company will be relieved of its obligations to file current reports with the SEC. The Company will no longer be required to deliver to Shareholders annual or quarterly reports; to maintain a transfer agent for Company Common Stock; or to retain counsel or accountants to assist in the preparation of any of the above reports or statements.

         Although the Company will become wholly-owned by JI, in accordance with 12 U.S.C. Section 572, directors of the Company must own shares having an aggregate par value of not less than $1,000.00 or an equivalent interest as determined by the Comptroller of the Currency. Accordingly, after consummation of the Transaction, and solely to comply with this statutory requirement, Directors of the Company each will receive one share of Company Common Stock to hold during his or her term. After the expiration of the Director's term, the Director will transfer the share back to JI. The Directors will not be otherwise permitted to sell, transfer or encumber their shares.

         Also, as described above, upon consummation of the Transaction, the Company will purchase all fractional shares of Company Common Stock. Because all Shareholders other than JI will own only fractional shares, the Company's purchase of these shares will terminate Shareholder status for all existing Company Shareholders except JI.

         The following discussion is not intended to and does not constitute a complete description of all possible Federal, State and local tax consequences to Shareholders of the Company as a result of the purchase of fractional shares of Company Common Stock held by Shareholders. The tax consequences of the Transaction and acquisition of fractional interests may vary depending upon the particular facts relating to each Shareholder. ACCORDINGLY, EACH SHAREHOLDER IS URGED TO CONSULT SUCH SHAREHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE TRANSACTION TO SUCH SHAREHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL OR FOREIGN TAX LAWS.

         The purchase of fractional interests of Company Common Stock created as a result of the reverse stock split will be a taxable transaction for federal income tax purposes. Each holder of Company Common Stock will recognize gain or loss upon the surrender of that Shareholder's Company Common Stock equal to the difference, if any, between (i) the sum of the cash payment of $1.00 per share received pursuant to the Transaction in exchange for the Company Common Stock, and (ii) that Shareholder's tax basis in the Company Common Stock. Holders of Company Common Stock who exercise their right to dissent will recognize gain or loss equal to the difference, if any, between (i) the sum of the cash payment received by the Shareholder in exchange for his or her shares of Company Common Stock upon a final determination of the fair market value of those shares, and
(ii) that Shareholder's tax basis in the Company Common Stock. Any gain or loss will be treated as a capital gain or loss if the Company Common Stock exchanged was held as a capital asset in the hands of the Shareholder.

         Any such capital gain or loss will be combined with all other capital gains and losses recognized by the Shareholder during the taxable year. The Tax Reform Act of 1986 repealed the deduction that had previously been available for 60% of the net long-term capital gain realized by non-corporate taxpayers. Accordingly, if the result of combining all such capital gains and losses recog-nized during the taxable year is a net capital gain, the full amount of such gain will be included in the Shareholder's gross income. In general, if the result of combining all such capital gains and losses recognized during the taxable year is a net capital loss, a Shareholder which is a corporation may not deduct any portion of the loss and a Shareholder who is not a corporation may deduct such loss only to the extent that it does not exceed $3,000 ($1,500 in the case of a married individual filing a separate return).

         The Company and JI will not recognize any income, gain or loss by reason of the Transaction, and the tax basis of the assets of the Company will not be affected. The Company will have an interest expense deduction as a result of the loan obtained from JI by the Company to purchase the fractional interests in Company Common Stock held by all Shareholders except JI.

         The cash payments due to the holders of fractional interests upon completion of the Transaction (other than certain exempt entities and persons) will be subject to a backup withholding tax under federal income tax law unless certain requirements are met. Generally, the Company will be required to deduct and withhold the tax on payments made for the fractional interests if (i) the Shareholder fails to furnish a taxpayer identification number ("TIN" -- the TIN of an individual Shareholder is his or her Social Security Number) to the Company or fails to certify under penalty of perjury that such TIN is correct; (ii) the Internal Revenue Service ("IRS") notifies the Company that the TIN furnished by the Shareholder is incorrect; (iii) the IRS notifies the Company that the Shareholder has failed to report interest, dividends or original issue discount in the past; or (iv) there has been a failure by the Shareholder to certify under penalty of perjury that such Shareholder is not subject to the backup withholding tax.

         Fairness of the Transaction

         The  Company  and  its  affiliate  JI,  reasonably   believe  that  the
Transaction is fair to all unaffiliated Shareholders of the Company. The Company's opinion is based upon a fairness opinion issued to the Company by an independent research and investment banking firm, Alex Sheshunoff & Co. Investment Banking (Alex Sheshunoff & Co.), which was specifically retained by the Company to render a fairness opinion of the value of the minority interest in the Company Common Stock held by unaffiliated Shareholders for purposes of a reverse stock split transaction.

         No director of the Company dissented or abstained from voting on the Transaction. All directors of the Company, including but not limited to all disinterested nonaffiliated directors, unanimously voted in favor of the Transaction at a Special Meeting of the Board of Directors of the Company held on September 4, 1996 for the purpose of reviewing and considering the Transaction.

         The Company's belief that the Transaction is fair to unaffiliated Shareholders of Company Common Stock is based primarily on the fairness opinion of Alex Sheshunoff & Co. The Board of Directors of the Company in determining the fairness of the Transaction to unaffiliated Shareholders of Company Common Stock and in determining the per share price to be paid to holders of fractional shares of Company Common Stock reviewed and considered: 1) Current market prices of Company Common Stock; 2) Historical market prices of Company Common Stock; 3) Net book value of the Company; 4) Going concern value of the Company; 5) Liquidation value of the Company; 6) The purchase price paid in previous purchases of Company Common Stock by the Company's affiliate JI,; 6) The fairness opinion of Alex Sheshunoff & Co.; and 7) The absence of any offers made by any unaffiliated persons during the preceding eighteen months for: (a) the merger or consolidation of the Company into or with such person or of such person into or with the Company; (b) the sale or other transfer of all or any substantial part of the assets of the Company or; (c) securities of the Company which would enable the holder thereof to exercise control of the Company. The purchase price for the Company Common Stock of $1.00 per share for each share of Company Common Stock, held prior to the reverse stock split is equal to or greater than the values which would be obtained by the application of the factors described in (1) through (6) of this paragraph. Due to the very few transactions in shares of Company Common Stock, it was difficult to assess the current, or even the historical or market value of such shares. Alex Sheshunoff & Co. determined a market price of $.60 per share based on the price/book and price/earnings ratios, among other factors. If the Company Common Stock were freely marketable, Alex Sheshunoff & Co. determined that the shares would have a $1.18 per share value; however, because of the lack of marketability and the Company's performance, Alex Sheshunoff & Co. applied a 50% discount. Alex Sheshunoff & Co. also determined that its market value determination was the most accurate valuation given the Company's operating history and performance. The Board believes the liquidation and going concern value would be equal to the net book value of the Company of $.84 per share; the Board did not obtain an appraisal or analysis of the liquidation value beyond that set forth in the Alex Sheshunoff & Co. opinion. After considering all these factors, the Board of Directors attributed the most weight to the independent fairness opinion of Alex Sheshunoff & Co., coupled with the fact that JI has previously purchased shares of Company Common Stock for $1.00 per share. Neither the Committee nor the Board assigned any specific weight to the foregoing factors, and individual members of the Board or the Committee may have given differing weights to different factors. Because the Company and JI wanted the Transaction to be equitable to Shareholders, and was concerned with any impact the Transaction may have on Shareholders who also are Bank customers/depositors, the Committee recommended to the Board, and the Board unanimously approved, payment of a premium over the Alex Sheshunoff & Co. opinion and setting the per share value of $1.00 per share, rather than the $.60 per share proposed in the Alex Sheshunoff & Co fairness opinion.

         The Transaction is not structured so that approval of at least a majority of unaffiliated Shareholders is required to approve the Transaction. In fact, approval of the Transaction is assured because the 97% Shareholder and joint filer of this Information Statement and the Schedule 13e-3, JI, has indicated that JI will vote all its shares of Company Common Stock in favor of the Transaction.

         The Board of Directors of the Company appointed a committee, comprised of the of four disinterested nonaffiliated directors who were not employees of the Company or JI (the "Committee"), to formulate a recommendation relating to the Transaction and to obtain a report concerning the fairness of the Transaction for the benefit of unaffiliated Shareholders of Company Common Stock. Alex Sheshunoff & Co., an unaffiliated representative of the Company, has rendered a fairness opinion which was accepted by the Committee and the Board and relied upon by the Board in unanimously approving the fairness of the Transaction.

         At the September 4, 1996 meeting of the Committee, all the Company's directors who are not employees of the Company or JI, unanimously approved the Transaction. The Committee did not retain an unaffiliated representative to act solely on behalf of the unaffiliated Shareholders for the purpose of negotiating the Transaction or preparing a report concerning the fairness of the Transaction. The Transaction, as recommended by the Committee, was unanimously approved by all Directors of the Company at the Special Meeting of the Board of Directors held on September 4, 1996 to consider and vote upon the Transaction. In addition, after discussion and analysis, the Committee unanimously recommended to the Board, and the Board unanimously approved, payment to each Shareholder impacted by the reverse stock split, the amount of $1.00 per share for each share of Company Common Stock held by the Shareholder prior to the reverse stock split. This amount is 40% higher than the value assigned to the shares in the Alex Sheshunoff & Co., fairness opinion and is 1.20 times higher than the Company's June 30, 1996 book value per share of $.84.

         Reports, Opinions, Appraisal and Certain Negotiations

         The Company commissioned and has received from an outside party, Alex Sheshunoff & Co., a report and fairness opinion relating to the Transaction, the fairness of the consideration to be offered to holders of Company Common Stock which is the subject of the Transaction, and the fairness of the Transaction to the Company, its affiliate JI, and unaffiliated Shareholders.

         Alex Sheshunoff & Co. is part of the diversified bank consulting and education firm, Alex Sheshunoff Management Services, Inc., which provides a broad range of services offered almost exclusively to the financial services industry. Alex Sheshunoff & Co. has over 1,000 active financial institution clients. In the past three years, Alex Sheshunoff & Co. has completed over 150 fairness opinions involving mergers and acquisitions, reorganizations, reverse stock splits and recapitalizations. Moreover, as part of its bank analysis business, Alex Sheshunoff & Co. is continually involved in rendering valuation opinions of financial institutions nationwide. Alex Sheshunoff & Co. performs in excess of 350 fair market value determinations of banking organizations annually.

         In rendering a fairness opinion, Alex Sheshunoff & Co. considers, among other factors, the nature and history of the bank or bank holding company, the economic outlook in the respective market area and for the banking industry in general, the book value and financial condition of the bank and its future earnings and dividend paying capacities, the size of the block to be acquired, the prices paid for the shares of comparable banks, and the financial impact of the transaction on the bank.

         The Committee selected Alex Sheshunoff & Co. based upon the firm's experience in rendering fairness opinions and the firm's reputation as an industry leader in bank and financial institution valuations.

         There has been no material relationship between Alex Sheshunoff & Co. and the Company or its affiliate JI, during the past two years, other than the Company retaining Alex Sheshunoff & Co. to render a fairness opinion relating to the Transaction.

         The consideration paid to Alex Sheshunoff & Co. for the fairness opinion was not determined by the Company or its affiliate JI. Rather, Alex Sheshunoff & Co. quoted and will receive a fee of $7,500 for its services in the preparation of the fairness opinion and related services. The consideration to be paid to the Shareholders for shares of Company Common Stock was determined by the Board of Directors of the Company, as recommended by the Committee, based on the analysis set forth in the opinion, and the factors described on pages 6-8.

         Alex Sheshunoff & Co.'s fairness opinion concludes that based upon its analysis, the firm believes that as of August 30, 1996, the fair market value of a minority interest in the outstanding Company Common Stock would be $0.60 per share.

         In reaching this conclusion of value, Alex Sheshunoff & Co. conducted an analysis of: (1) the Company's operating performance and financial condition for the three years ended December 31, 1995 and the six months ended June 30, 1996; (2) the projected income, dividends, asset growth and book value of the Company for the five years ending December 31, 2000; (3) the market for the Company Common Stock; (4) the competitive environment in which the Company operates; (5) the ownership composition of the Company; and (6) the general economic conditions impacting the Company's operations and business prospects.

         In analyzing the Company, Alex Sheshunoff & Co. noted that the only material operations of the Company is being a holding company for the Bank and therefore analyzed the Bank's performance relative to its Arizona based peer group banks. The firm then analyzed the market for bank holding company stocks in general.

         In determining the value of the Company Common Stock, Alex Sheshunoff & Co. utilized the market approach and the net present value approach to valuation. The firm valued the Company as a going concern under its current business strategy and did not value the minority shares based on a liquidation or other restructuring of the Company. The firm found that the market approach to value (defined as the amount at which the minority shares would change hands between a willing seller and a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of the relevant facts) yielded a value at 1.20 times book value of the Company or $1.00 per share and
20.00 times projected 1996 earnings or $1.34 per share. However, the firm determined that a discount should be applied to this value because of the lack of marketability of the Company Common Stock and the ownership structure of the Company. The only recent trades of Company Common Stock were the purchase of 21,770 shares by the Company's affiliate JI, at $1.00 per share, which was attributed little weight by Alex Sheshunoff & Co. because it was not an arms length transaction. Therefore, after applying the marketability discount, the market value approach produced a value of $0.60 per share accordingly to Alex Sheshunoff & Co.

         Alex Sheshunoff & Co. also examined the net present value approach which discounts the anticipated cash flow from an investment in Company Common Stock, considering projected dividends and the future residual value of the stock. The firm then applied a 20% discount rate which it considered appropriate, which produced an estimated net present value of Company Common Stock of $0.55 per share as measured by the anticipated dividends and $0.57 per share by discounting projected earnings.

         Alex Sheshunoff & Co. then performed a reconciliation of value of the four approaches to value:

                  Market Value Approach                 $0.60
                  Recent Trades of Minority Stock       $1.00
                  Net Present Value of Dividends        $0.55
                  Net Present Value of Earnings         $0.57

and stated that in its opinion, the value of the minority shares of the Company Common Stock could range in value from $0.55 per share to $0.84 or June 30, 1996 book value. However, Alex Sheshunoff believed that the market value approach was the most useful in valuing an interest in the Company's minority shares and determined a value for the minority shares of Company Common Stock of $0.60 per share.

         The only instructions provided by the Company or its affiliate JI, to Alex Sheshunoff & Co. relating to its fairness opinion was to estimate the fair market value of approximately 492,885 shares of outstanding Company Common Stock owned by minority shareholders as of August 30, 1996.

         There were no limitations imposed on Alex Sheshunoff & Co. by the Company or its affiliate JI, relating to the firm's fairness opinion or the scope of its investigation.

         The fairness opinion of Alex Sheshunoff & Co. is available for inspection and copying at the principal executive offices of the Company located at 2425 East Camelback Road, Phoenix, Arizona, 85016 during the Company's regular business hours by any interested Shareholder or his or her representative who has been so designated in writing. A copy of the fairness opinion will be transmitted by the Company to any interested Shareholder or his or her representative who has been so designated in writing upon written request and at the expense of the requesting Shareholder.

Item 2.  Issuer and Class of Security Subject to the Transaction

         The Company is the issuer of the class of equity securities which is the subject of the Transaction. The address of the principal executive offices of the Company is 2425 East Camelback Road, Phoenix, Arizona 85016. The Company is the bank holding company, parent and sole shareholder of Biltmore Investors Bank, N.A., a national banking association (the "Bank"). The Bank's main branch is also located at 2425 East Camelback Road, Phoenix, Arizona 85016.

         The class of securities that is the subject of the Transaction is the Company's common stock, no par value per share which has been previously referred to as Company Common Stock. As of July 31, 1996, the most recent practicable date, 16,522,530 shares of Company Common Stock were issued and outstanding to 324 holders of record of Company Common Stock. Of the 16,522,324 shares of Company Common Stock, all but 492,885 are owned by the Company's affiliate JI. Although the Company is authorized to issue ten million shares of preferred stock, no preferred stock has ever been issued by the Company and is not subject to the Transaction.

         There is currently no established trading market for shares of Company Common Stock. Accordingly, there is no range of high and low bid quotations for each quarterly period during the last two years.

         The Company has paid no dividends to holders of Company Common Stock since the Company's incorporation on March 19, 1984, and management of the Bank and the Company intend to follow a policy of retaining earnings to cover capital requirements and expenses. The fairness opinion of Alex Sheshunoff & Co. discussed above states that the Company does not anticipate paying a dividend until 1997. Whether the Company decides to pay a dividend at that time, will depend, among other factors, on the Company's capital requirement and earnings as well as market and economic trends. The Company's ability to pay dividends is dependent upon the receipt of dividends from the Bank. Currently, the Company has no other sources of revenue. Under certain circumstances, approval of the Comptroller of the Currency may be required prior to the Bank's payment of dividends. Arizona law also restricts a corporation's ability to pay dividends. Under Arizona law, distributions to shareholders (including distributions arising out of a purchase, redemption or other acquisition of a corporation's shares) cannot be made if, after giving effect, either: (1) the corporation would not be able to pay its debts as they become due in the usual course of business; or (2) the corporation's total assets would be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights on dissolution of shareholders whose preferential rights are superior to those receiving the distribution. Although these statutory restrictions do not apply to the Company's current financial posture, they nonetheless can impact a company's ability to make distributions if it does not meet the statutory criteria.

         Neither the Company nor its affiliated shareholder, JI, has made an underwritten public offering of Company Common Stock for cash during the past three years which was registered under the Securities Act of 1933 or exempt from registration thereunder pursuant to Regulation A.

         The Company has not acquired any Company Common Stock since the commencement of the Company's second full fiscal year [January 1, 1994] preceding the date of this Information Statement. JI has acquired 21,770 shares of Company Common Stock since the commencement of the Company's second full fiscal year preceding the date of this Information Statement. JI paid a range of $0.85 to $1.00 for the Company Common Stock. The average purchase price of Company Common Stock for each quarterly period of the Company during this period was as follows:

              Fiscal Quarter                            Average Purchase Price
              --------------                            ----------------------

         ending March 31, 1994                                  $ .85
         ending June 30, 1994                                     .85
         ending September 30, 1994                                .85
         ending December 31, 1994                                 .85
         ending March 31, 1995                                   1.00
         ending June 30, 1995                                    1.00
         ending September 30, 1995                               1.00
         ending December 31, 1995                                1.00
         ending March 31, 1996                                   1.00
         ending June 30, 1996                                    1.00

Item 3.  Past Contacts, Transactions or Negotiations

(a)(l). The following transactions and approximate dollar amount, other than those described below, have occurred since the commencement of the Company's second full fiscal year preceding the date of this Information Statement between JI (including subsidiaries of JI and each executive officer and director of JI; each person controlling JI; and each executive officer and director or any corporation ultimately in control of JI) and the Company:

JI, as a financial services corporation, performs a variety of services for the Company. For these services, such as accounting, group purchasing, risk management, corporate auditing, loan review, human resources, marketing, information systems, compliance, executive management, and training and development, JI receives a management fee, payable monthly. The management fees for 1994 totalled $275,520; for 1995 totalled $428,111; and for the first nine months ended September 30, 1996, totalled $352,767. The cost of JI's services is allocated using acceptable and recognized cost accounting techniques, and is reviewed annually for reasonableness by the Office of the Comptroller of the Currency (with respect to the Bank) and the Federal Reserve Bank of Chicago (with respect to the Company).

The Bank also assigns participation interests in loans above the Bank's legal lending limit to JI upon JI's acceptance of the participation interest. The Bank's legal lending limit is $2,200,000, and when loans are brought to the Bank in excess of that limit, the loan is reviewed by JI and, if approved, the excess is participated to JI.

The Bank owes JI $42,000. This loan is evidenced by an unsecured promissory note due in May 1997.

JI passes through to the Bank, the Bank's pro rata share of costs and expenses associated with a data processing contract with M&I Data Services, Inc. The Bank pays JI who, in turn, pays M&I Data Services, Inc. There is no markup or profit charged the Bank by JI in connection with this contract.

Johnson Heritage Trust Company, a subsidiary of JI, provides trust management services to the Bank. For these services, the subsidiary charges the Bank $4,750 per month.

(a)(2) Beginning in the third quarter of 1995, the Company, through its then President Mr. LeRoy Gust, reviewed the process of effecting a going private transaction. At that time, management of the Company engaged in very informal discussions about the feasibility of effecting such a transaction and the potential impact the transaction would have on Bank customers who also were shareholders. Company management elected not to pursue the transaction at that time because, among other reasons, of the perceived impact on Bank customers and the Bank's marketing efforts. In or around April 1996, the Company resurrected these discussions, and contacted Mr. Richard Hansen, the President of JI, about whether JI might consider acquiring 100% control of the Company through a going private transaction. Mr. Hansen indicated that JI would be interested in acquiring 100% control of the Company. At that time, the reverse stock split was thought to be the only realistic vehicle to effect the going private transaction. Except as discussed by the Board in connection with the review of the Committee's recommendations, there have been no other discussions concerning a merger, consolidation or acquisition, tender offer for or other acquisition of securities of any class of the Company; an election of directors of the Company; or a sale or other transfer of a material amount of assets of the Company or any of its subsidiaries.

         Serious negotiations regarding the transaction commenced in June 1996 and continued until July 31, 1996 when the Board of Directors of the Company appointed the Committee, comprised of four disinterested nonaffiliated Board members, to investigate the feasibility of the reverse stock split transaction. These negotiations were primarily between Mr. Mark Behrens who is a Senior Vice-President and Corporate Controller of JI, and was the then acting interim president of the Company and Mr. Richard Hansen, President and Chief Executive Officer of JI.

The Committee appointed by the Board of Directors consisted of members of the Board who were not officers or directors of JI. The Committee, by delegation to Mr. Mark Behrens, arranged for the procurement of the fairness opinion from Alex Sheshunoff & Co., the opinion that was used in connection with the valuation of the shares of Company Common Stock. The Committee met independently of the Board to consider the fairness opinion and make recommendations to the Board about whether to effect a reverse stock split, whether other means, such as a tender offer, would be effective to accomplish the Company's purpose, and the price per share to be offered to the Shareholders. The price per share was determined after extensive discussion by members of the Committee. Although the Alex Sheshunoff & Co. fairness opinion adopted a $.60 per share value, the Committee decided a value of $1.00 per share would help reduce the impact on minority Shareholders who acquired their shares for substantially more than $1.00 per share. To the Company's knowledge, no Shareholder paid less than $1.00 per share. Furthermore, JI and other Shareholders had, in prior stock purchases, paid other Shareholders up to $1.00 per share. Finally, the Committee wanted to ensure the Bank would not be impacted adversely from a marketing standpoint, and believed the offer in excess of the value set forth in the fairness opinion might mitigate against any such adverse impact. After the independent meeting, the Committee discussed its recommendations with the Board, and the Board unanimously adopted the recommendations.

While the fairness opinion was being prepared, the Committee, by delegation to Mr. Mark Behrens, made direct inquiry of JI about whether JI would be willing to finance the cost to acquire the fractional interests created by the reverse stock split. JI, through its Senior Vice President and Chief Financial Officer, Mr. Dennis Axelson, agreed to loan the Company the funds necessary to acquire the interests. The terms of the loan were negotiated between Mr. Behrens and Mr. Axelson, and approved first by the disinterested Committee appointed by the Board, and then by the full Board of the Company.

(b) Except as noted above, there have not been any contacts or negotiations concerning the matters referred to in Item 3(a)(2) which have been entered into or which have occurred since the commencement of the Company's second full fiscal year preceding the date of this Information Statement (i) between any affiliates of the issuer of the class of securities which is the subject of the Rule 13e-3 transaction; or (ii) between such issuer or any of its affiliates and any person who is not affiliated with the issuer and who would have a direct interest in such matters.

Item 4.  Terms of the Transaction

         At a meeting held July 31, 1996, the Board of Directors of the Company appointed the Committee to prepare and present to the Board recommendations regarding a Rule 13e-3 Transaction and the fairness of any such transaction to the unaffiliated Shareholders of Company Common Stock.

         On September 4, 1996, a Special Meeting of the Board of Directors was held to evaluate the Committee's recommendations. At that Special Meeting the Board unanimously adopted a resolution authorizing the submission to the Shareholders of Company Common Stock an amendment to the Company's Second Amended and Restated Articles of Incorporation reducing the number of authorized Company Common Stock from Twenty-Five Million to Two Hundred shares by a reverse stock split of 125,000 to 1. Upon the adoption of the Amendment (which adoption is assured because JI, the Company's affiliate, owns 97% of the issued and outstanding shares of Company Common Stock and will vote in favor of the Amendment), the Amendment will be filed with the State of Arizona Corporation Commission as soon thereafter as practicable and will become effective upon that filing. The reclassification of authorized Company Common Stock will be automatic without any further action by the Company. Fractional shares of Company Common Stock will not be issued. Instead, to accord the purpose of the Transaction, the Company will purchase all fractional shares.

         At the Special Meeting of the Board of Directors on September 4, 1996, the Board unanimously adopted the recommendation of the Committee that Shareholders of fractional shares of Company Common Stock be paid the sum of $1.00 per share for each share of Company Common Stock held by the Shareholder prior to the reverse stock split. Because all Shareholders other than JI will, after the reverse stock split, own only fractional shares, the Company's purchase of those fractional shares will terminate all current Shareholders except JI, as Company Shareholders. Accordingly, promptly after the effective date of the Amendment, the Company will notify each Shareholder of record of the effective date of the Amendment and will forward with each notice, instructions for the surrender of share certificates of fractional shares of Company Common Stock in exchange for the payment to the Shareholder in cash at the rate of $1.00 per share for each share of Company Common Stock held by the Shareholder prior to the reverse stock split.

Item 5.  Plans or Proposals of the Issuer or Affiliate

         Upon consummation of the Transaction, the Company will file a Form 15 advising the SEC that the Company's duty to file reports pursuant to Section 15(d) of the 1934 Act will be immediately suspended. Because the Company files reports pursuant to Section 15(d) and not Section 12(b) or 12(g) of the 1934 Act, there is no requirement for deregistration of the Company.

         Neither the Company nor its affiliate JI, has any plan or proposal regarding activities or transactions which are to occur after this Transaction, except as described below, which would relate to or result in (a) an extraordinary corporate transaction such as a merger, reorganization or liquidation, involving the Company or any of its subsidiaries; (b) a sale or transfer of a material amount of assets of the Company or any of its subsidiaries; (c) except as noted below, any change in the present Board of Directors or management of the Company including, but not limited to, any plan or proposal to change the number or term of directors, to fill any existing vacancy on the Board or to change any material term of the employment contract of any executive officer; (d) any material change in the present dividend rate or policy or indebtedness or capitalization of the Company; (e) any material change in the Company's corporate structure or business; or (f) a class of equity securities of the Company becoming eligible for termination or registration pursuant to Section 12(g)(4) of the 1934 Act.

         Unrelated to the Transaction, the Company has recently hired a new president to replace Mr. LeRoy C. Gust who resigned his positions as President and Director of both the Bank and the Company on June 27, 1996. His resignation was not related to the Transaction, nor was his resignation a result of a disagreement with the Company on any matter relating to the Company's policies, operations or practices. Mr. Gust has not furnished the Company with any letter describing such disagreement nor has he requested any such disclosure. Mr. Mark Behrens acted as interim President of the Company. Mr. Ronald R. Estervig was recently hired to replace the interim President, Mr. Behrens, and it is anticipated that he also will serve as a member of the Board of Directors of the Company and the Bank. Mr. Estervig formerly was President and Chief Executive Officer of Heritage Bank, N.A., in Janesville, Wisconsin. Only Mr. Richard A. Hansen, President of JI, and Mr. Mark Behrens, interim President of the Company, participated in the negotiations for the reverse stock split. Neither Mr. Gust nor Mr. Estervig participated in these negotiations. Mr. Estervig had not yet begun serving as President of the Company at the time of the September 4, 1996 Board Meeting. Mr. Behrens and Mr. Hansen are both members of the Board and participated in the vote, although neither vote was necessary for passage because the Board unanimously approved the transaction.

         Although not discussed in detail by the Board of the Directors of the Company, and neither planned nor proposed, it is possible the Company may consider liquidating the Company at some future time. The Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 (Pub. Law 103-328), relaxed the restrictions imposed on banking institutions and the rationale behind the creation of bank holding companies such as the Company, registered under the Bank Holding Company Act of 1956, as amended, are no longer applicable.

Upon approval of the Transaction, JI will control 100% of the issued and outstanding shares of Company Common Stock. The sole asset of the Company is the ownership of all stock of the Bank. Accordingly, after consummation of the Transaction, the Board of Directors may review whether the continued separate corporate existence of the Company is justifiable. A dissolution of the Company approximately one year after approval of the Transaction would eliminate the additional tier of corporate ownership of the Bank. This alternative will be considered by the Company along with the benefits of continued corporate existence approximately one year after the consummation of the Transaction.

Item 6.  Source and Amounts of Funds or Other Consideration

         The funds necessary to purchase the fractional shares created by the Transaction will be obtained by a loan from JI to the Company. The total amount of funds necessary to acquire fractional shares at the $1.00 per share purchase price is $492,885.00. The loan will be evidenced by an unsecured promissory note. The note will bear interest at the Wall Street Journal (Western Edition) prime rate, adjusted daily, and will be due and payable two years after the date of the note. Principal and interest will be due at maturity. The Company has not made any plans or arrangements to finance or repay such borrowings.

         The Company anticipates that it will incur expenses of approximately $35,500.00 in connection with the Transaction, including legal fees of approximately $20,000, appraisal fees of approximately $7,500 and printing and mail fees of approximately $8,000.

Item 7.  Interest in Securities of the Issuer

         The following table sets forth information as of July 31, 1996, (the most recent practicable date) concerning shares of Company Common Stock beneficially owned by each Director of the Company and the Bank, by all Executive Officers and Directors as a group, and by each stockholder known by the Company to be the beneficial owner of more than five percent (5%) of any class of the Corporation's voting securities, as required by 17 CFR 229.403.

Title of     Name of                          Amount and           Percent of
Class        Beneficial Owner                 Nature of              Class
-----        ----------------                 Beneficial             -----
                                              Ownership
                                              ---------
Common       Richard A. Hansen                    0                    *
Common       William G. Ridenour                7,900                  *
Common       Lawrence L. Stuckey               12,100                  *
Common       Philip B. Bell                     5,000                  *
Common       John L. Heath                     10,500                  *
Common       Mark C. Behrens                      0                    *
Common       Carrie Louis-Hulburd               2,000                  *
Common       L. Robert Peterson                 2,000                  *
Common       Kimberley A. Gill-Rimsza           2,000                  *
                                                -----                  -

Executive Officer and Directors as
 a group                                      41,500                   *
                                              ======                   =

Common       Johnson International, Inc.      16,029,645               97%
             4041 North Main Street
             Racine, WI 53402


----------------------
* The percentage of shares beneficially owned by each Director individually, and all Directors and Executive Officers as a group, does not exceed one percent of the issued and outstanding shares of the Company.

         There have been no transactions in Company Common Stock effected during the past 60 days by the Company or any of the persons or entities described in the preceding paragraph.

Item 8. Contracts, Arrangements or Understandings With Respect to the Issuer's Securities

         There is no contract, arrangement, understanding or relationship in connection with the Transaction between the Company or any other person or entity with respect to shares of Company Common Stock or concerning the voting of the Company Common Stock except, the Company has been advised that all persons named in Item 7 above presently intend to vote all shares of Company Common Stock held by these persons or entities in favor of the Transaction. Collectively, the persons and entities named in section 7 above own or control approximately 97% of the issued and outstanding shares of Company Common Stock. Therefore, if these persons or entities vote their shares of Company Common Stock in favor of the Transaction, approval of the Transaction is assured.

Item 9. Present Intention and Recommendation of Certain Persons With Regard to the Transaction.

         After reasonable inquiry, the Company believes that it is the present intention of executive officers and directors of the Company and JI, the Company's affiliate, to vote all shares of the Company Common Stock held by these persons or entities in favor of the Transaction. Since all executive officers and directors of the Company hold less than 125,000 shares of Company Common Stock, the fractional shares held by these persons will be purchased by the Company as part of the reverse stock split. This will result in the remaining executive officers and directors of the Company no longer being Company Shareholders after consummation of the Transaction.

         Although the Company will become wholly-owned by JI, in accordance with 12 U.S.C. Section 572, directors of the Company must own shares having an aggregate par value of not less than $1,000.00 or an equivalent interest as determined by the Comptroller of the Currency. Accordingly, after consummation of the Transaction, and solely to comply with this statutory requirement, Directors of the Company each will receive one share of Company

Common Stock to hold during his or her term. After the expiration of the Director's term, the Director will transfer the share back to JI. The Directors will not be otherwise permitted to sell, transfer or encumber their shares.

         The Board of Directors of the Company has unanimously approved the Transaction and recommends approval of the Transaction to the Company's Shareholders.

Item 10.  Other Provisions of the Transaction

         The Transaction triggers statutory dissenters' rights of appraisal for the Company's Shareholders pursuant to the Company's Second Amended and Restated Articles of Incorporation and under Arizona corporate law. Arizona Revised Statutes (A. R. S.) section 10-1301 et. seq. provides dissenting shareholders who oppose certain actions taken by a company, as approved by the shareholders, with certain rights to require the company to purchase the dissenter's shares of the company's stock. Under Arizona law, Shareholders who oppose the reverse stock split transaction, have certain specific rights to require the Company to pay to the Shareholder, the "fair value" of their shares of Company Common Stock, provided certain criteria are met by the dissenting Shareholder and the Transaction is approved.

         A Shareholder is entitled to dissent from and obtain payment of the fair value (as that term is defined in the Arizona Revised Statutes) of the Shareholder's shares if the Shareholder is a Shareholder of record of the Company on the Record Date set by the Company (November 13, 1996), delivers to the Company before the vote is taken, written notice of the Shareholder's intent to demand payment for the Shareholder's shares if the proposed action is effectuated, and does not vote the shares in favor of Amendment to the Second Amended and Restated Articles of Incorporation which, upon adoption, will effect the reverse stock split.

         No later that ten (10) days after approval of the Transaction, the Company shall deliver a written dissenters' notice to all Shareholders who are entitled to dissent. The dissenters' notice shall: 1) state where the payment demand must be sent and where and when certificates for certificated shares of Company Common Stock shall be deposited; 2) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received; 3) supply a form for demanding payment that includes the date of the first announcement to Shareholders of the terms of the reverse stock split transaction requiring that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date; 4) set a date by which the Company must receive the payment demand, (which date shall be a least thirty but not more that sixty days after the date the notice to dissenters is delivered); and 5) be accompanied by a copy of A.R.S. Section 10-1301 et. seq.

Upon receipt of the notice to dissenters, dissenting Shareholders shall demand payment, certify whether the Shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice and deposit the Shareholder's certificates of Company Common Stock with the Company in accordance with the terms of the dissenters' notice. A Shareholder who does not demand payment or does not deposit the Shareholder's certificates, each by the date set in the dissenters' notice, is not entitled to payment for the Shareholder's shares of Company Common Stock.

As soon as the Transaction is completed, the Company shall pay each valid dissenter, the amount the Company estimates to be the fair value of the dissenter's shares plus accrued interest. At the time of payment, the Company will provide to dissenting Shareholders: 1) the Company's balance sheet as of the end of the Company's fiscal year, an income statement for that year, a statement of changes in shareholder's equity for that year and the latest available interim financial statements, if any; 2) a statement of the Company's estimate of the fair value of the shares; 3) an explanation of how the interest was calculated; 4) a statement of the dissenters' right to demand payment if the Shareholder is dissatisfied with the payment or offer, and; 5) a copy of A.R.S.
Section 10-1301.

         A dissenting Shareholder may notify the Company in writing of the dissenters' own estimate of the fair value of the dissenter's shares and the amount of interest due and either demand payment of the dissenter's estimate, (less any payment made by the Company) or reject the Company's offer and demand payment of the fair value of the dissenter's shares and interest due, if either:
1) the dissenter believes that the amount paid by or offered by the Company is less than the fair value of the dissenter's shares or that the interest is incorrectly calculated; or 2) the Company fails to make payment within sixty
(60) days after the date set for demanding payment or fails to take the proposed action and does not return the deposited certificates within sixty (60) days. A dissenting Shareholder waives the right to demand payment unless the dissenter notifies the Company of the dissenter's demand in writing within thirty (30) days after the Company makes or offers payment for the dissenter's shares.

If a demand for payment by a dissenting Shareholder remains unsettled, the Company shall commence a proceeding within sixty days after receiving the payment demand and shall petition the Superior Court of Maricopa County, Arizona, to determine the fair value of the dissenters shares of Company Common Stock and accrued interest. If the Company fails to commence the action within sixty days, the Company shall pay each dissenter whose demand remains unsettled the amount demanded.

         All dissenters, whether or not residents of Arizona, whose demands remain unsettled shall be parties to the proceeding as an action against their shares of Company Common Stock. All parties shall be served with a copy of the petition. Non-residents of Arizona may be served by certified mail or by publication as allowed by the Arizona Rules of Civil Procedure. In any such appraisal proceeding, there is no right to trial by jury. The superior court may appoint a master to have the powers and authorities as are conferred on masters by law, by the Arizona Rules of Civil Procedure or by the order of appointment. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

         Each dissenter made a party to the proceeding is entitled to judgment either: 1) for the amount, if any, by which the superior court finds the fair value of his or her shares plus interest exceeds the amount paid by the Company, or; 2) for the fair value plus accrued interest of the dissenter's after-acquired shares for which the Company elected to withhold payment.

         In any such appraisal proceeding, the superior court shall determine all costs of the proceeding, including the reasonable compensation and expenses of any master appointed by the court. The court shall assess the costs against the Company, except that the court shall assess costs against all or some of the dissenters to the extent the court finds that the fair value does not materially exceed the amount offered by the Company or that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

         The superior court may also assess the fees and expenses of attorneys and experts for the respective parties in amounts that the court finds equitable either: 1) against the Company and in favor of any or all dissenters if the court finds that the Company did not substantially comply with Arizona law; 2) against the dissenters and in favor of the Company if the court finds that the fair value does not materially exceed that amount offered by the Company, or; 3) against either the Company or a dissenter if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith.

         If the superior court finds that the services of an attorney for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the Company, the court may award to these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who benefitted.

         ARIZONA REVISED STATUTES SECTION 10-1301 ET. SEQ. SETS FORTH IN DETAIL THE MECHANICS OF DISSENTERS' RIGHTS. SHAREHOLDERS ARE ADVISED TO REVIEW THE ARIZONA REVISED STATUTES WITH COUNSEL IF THEY INTEND TO PURSUE THEIR RIGHTS OF DISSENT AND APPRAISAL.

         No arrangements have been made by the Company or any affiliate of the Company in relation to the Transaction to allow unaffiliated Shareholders to obtain access to the files of the Company or its affiliate other than any such rights granted to Shareholders under Arizona law. No provisions have been made by the Company or any affiliate to obtain counsel or appraisal services at the expense of the Company for the benefit of Shareholders relating to the reverse stock split transaction.

Item 12.  Financial Information

         Attached are copies of the Company's audited financial statements for the two most recent fiscal years, the interim unaudited financial statements of the Company for the second fiscal quarter (the most recent practicable date), the corresponding second quarter unaudited financial statements for the second quarter of 1995 and the ratio of earnings to fixed charges for the same periods.

                          [ARTHUR ANDERSEN LETTERHEAD]


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and the Board of Directors of Biltmore Bank Corp.:

We have audited the accompanying consolidated balance sheets of Biltmore Bank Corp. and subsidiary (the "Company") as of December 31, 1995 and 1994, and the related consolidated statements of income, shareholders' equity and cash flows for the years ended December 31, 1995, 1994 and 1993. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Biltmore Bank Corp. and subsidiary as of December 31, 1995 and 1994, and the results of their operations and their cash flows for the years ended December 31, 1995, 1994, and 1993, in conformity with generally accepted accounting principles.

As discussed in Note 16 to the consolidated financial statements, effective January 1, 1993, the Company changed its method of accounting for income taxes. As discussed in Note 2 to the consolidated financial statements, effective January 1, 1994, the Company changed its method of accounting for certain investments in debt and equity securities.

                              /s/ Arthur Andersen LLP
                              -----------------------
                                  ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
February 23, 1996

                               BILTMORE BANK CORP.
                               -------------------
                           CONSOLIDATED BALANCE SHEETS
                           ---------------------------
                           DECEMBER 31, 1995 AND 1994
                           --------------------------

                                     ASSETS
                                     ------
                                                                                 1995           1994
                                                                            -------------   -------------
CASH AND DUE FROM BANKS (Note 3)                                            $   6,336,967   $   7,932,020
FEDERAL FUNDS SOLD                                                                   --         5,628,000
                                                                            -------------   -------------
        Total cash and cash equivalents                                         6,336,967      13,560,020

INVESTMENT SECURITIES AVAILABLE FOR SALE (Notes 2 and 4)                       36,808,353      36,442,647

LOANS, less allowance for credit losses of $2,362,310 and
  $2,422,513 in 1995 and 1994, respectively (Note 5)                           89,152,249      86,862,577
ACCRUED INTEREST RECEIVABLE AND OTHER ASSETS                                    1,936,204       2,697,702

PREMISES AND EQUIPMENT, net (Notes 6 and 9)                                     1,616,411       1,605,453

OTHER REAL ESTATE OWNED (Note 2)                                                  103,015            --

INTANGIBLE ASSETS (Notes 1 and 12)                                              1,562,662       1,676,594
                                                                            -------------   -------------
                                                                            $ 137,515,861   $ 142,844,993
                                                                            =============   =============
                         LIABILITIES AND SHAREHOLDERS'
                         -----------------------------
EQUITY
DEPOSITS:
  Demand-
    Noninterest-bearing                                                     $  23,984,474   $  27,261,963
    Interest-bearing                                                           28,098,433      39,968,012
  Time certificates of deposit, $100,000 and over (Note 7)                     13,689,910      14,089,586
  Other time certificates and individual retirement accounts                   30,266,899      29,076,926
  Savings                                                                      20,317,051      18,831,535
                                                                            -------------   -------------
                                                                              116,356,767     129,228,022

ACCRUED INTEREST PAYABLE                                                          199,316         218,540

SHORT TERM BORROWINGS (Note 8)                                                  6,340,500         603,000


OTHER LIABILITIES                                                                 848,600         949,103
                                                                            -------------   -------------
                                                                              123,745,183     130,998,665

COMMITMENTS AND CONTINGENCIES (Notes 9 and 13)                                       --              --

SHAREHOLDERS' EQUITY (Notes 1, 10 and 11):
  Preferred stock, no par value:
    Authorized and unissued, 10,000,000 shares                                       --              --
  Common stock, no par value (stated value $.50)
    Authorized, 25,000,000 shares; issued and outstanding,
         16,522,530 shares in 1995 and 1994                                     8,261,265       8,261,265
  Additional paid-in capital                                                    4,417,304       4,415,407
  Retained earnings                                                               930,377         215,096
  Net unrealized gain (loss) on securities, net of tax                            161,732      (1,045,440)
                                                                            -------------   -------------
                Total shareholders' equity                                     13,770,678      11,846,328
                                                                            -------------   -------------
                                                                            $ 137,515,861   $ 142,844,993
                                                                            =============   =============

The accompanying notes are an integral part of these consolidated balance sheets.

                               BILTMORE BANK CORP.
                               -------------------
                        CONSOLIDATED STATEMENTS OF INCOME
                        ---------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
              ----------------------------------------------------

                                                          1995            1994            1993
                                                      ------------    ------------    ------------
INTEREST INCOME:
  Interest and fees on loans                          $  7,888,928    $  6,229,328    $  4,282,422
  Other interest income (Note 14)                        2,281,255       2,254,621       1,981,449
                                                      ------------    ------------    ------------
         Total interest income                          10,170,183       8,483,949       6,263,871
INTEREST EXPENSE (Note 15)                               4,399,030       3,369,868       3,284,495
                                                      ------------    ------------    ------------
         Net interest income                             5,771,153       5,114,081       2,979,376
PROVISION FOR CREDIT LOSSES (Note 5)                       (98,868)        (75,632)       (218,573)
                                                      ------------    ------------    ------------
NET INTEREST INCOME AFTER PROVISION
  FOR CREDIT LOSSES                                      5,870,021       5,189,713       3,197,949
                                                      ------------    ------------    ------------

CUSTOMER SERVICE FEES                                      506,796         458,651         338,738
NET GAIN ON SALE OF SECURITIES                              28,261          10,715           6,607
INCOME FROM "LINK" BROKERAGE OFFICE                        113,748         126,207          56,824
TRUST REVENUES                                             189,746         113,892          51,204
NET GAIN ON SALE OF OTHER REAL ESTATE OWNED                   --              --            56,150
                                                      ------------    ------------    ------------
                                                           838,551         709,465         509,523
                                                      ------------    ------------    ------------
OPERATING EXPENSES:
Salaries and wages, net of deferred loan
 origination costs of $137,630, $143,409 and
 $89,869 at December 31, 1995, 1994 and 1993             2,229,621       1,681,001       1,105,838
Employee benefits                                          423,424         357,766         342,885
Occupancy expense                                          649,738         585,077         359,500
Equipment expense                                          354,970         299,044         181,433
Business development expense                               130,302         102,275          38,450
FDIC deposit insurance                                     143,115         284,866         218,005
Management fee expense (Note 20)                           428,111         275,520         175,783
Amortization of intangibles                                172,566         128,957          27,609
Data processing                                            314,371         317,516         168,431
Supplies and printing                                      180,160         185,055          96,817
Other expenses                                             711,824         544,159         243,467
                                                      ------------    ------------    ------------
                                                         5,738,202       4,761,236       2,958,218
                                                      ------------    ------------    ------------
INCOME BEFORE INCOME TAX EXPENSE,
  AND CUMULATIVE EFFECT OF CHANGE IN
  ACCOUNTING PRINCIPLE                                     970,370       1,137,942         749,254
(PROVISION FOR) BENEFIT FROM INCOME TAXES                 (255,089)        219,433            --
                                                      ------------    ------------    ------------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE
  IN ACCOUNTING PRINCIPLE                                  715,281       1,357,375         749,254
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
  PRINCIPLE (Note 16)                                         --              --           700,000
                                                      ------------    ------------    ------------
NET INCOME                                            $    715,281    $  1,357,375    $  1,449,254
                                                      ============    ============    ============
NET INCOME PER COMMON SHARE:
 INCOME BEFORE CUMULATIVE
  EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE            $        .04    $        .08    $        .05
 CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE          --              --               .04
                                                      ------------    ------------    ------------
NET INCOME PER COMMON SHARE                           $        .04    $        .08    $        .09
                                                      ============    ============    ============
WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT SHARES
 OUTSTANDING                                            16,522,530      16,522,530      16,522,530
                                                      ============    ============    ============

The accompanying notes are an integral part of these consolidated statements.

                               BILTMORE BANK CORP.
                               -------------------
                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                 -----------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
              ----------------------------------------------------
                                (NOTES 11 and 12)

                                                                                           Net Unrealized
                                          Common Stock          Additional     Retained     Gains (Losses)
                                    -------------------------     Paid-in      Earnings     on Securities
                                       Shares        Amount       Capital     (Deficit)      Net of Tax
                                    -----------   -----------   -----------   -----------    -----------
BALANCE, December 31, 1992           16,522,530   $ 8,261,265   $ 4,412,078   ($2,591,533)   $      --

        Net Income                         --            --            --       1,449,254           --

                                    -----------   -----------   -----------   -----------    -----------
BALANCE, December 31, 1993           16,522,530   $ 8,261,265   $ 4,412,078   ($1,142,279)          --

        Adoption of SFAS 115,
         "Accounting for Certain
          Investments in Debt and
       Equity Securities"                  --            --            --            --          272,212

        Net Income                         --            --            --       1,357,375           --


        Net Change in Unrealized
           Gains (Losses) on
           Securities, net
           of Tax                          --            --            --            --       (1,317,652)

        Other                              --            --           3,329          --             --
                                    -----------   -----------   -----------   -----------    -----------
BALANCE, December 31, 1994           16,522,530   $ 8,261,265   $ 4,415,407   $   215,096    ($1,045,440)

        Net Income                         --            --            --         715,281           --


        Net Change in Unrealized
           Gains (Losses) on
           Securities, net
           of Tax                          --            --            --            --        1,207,172

        Other                              --            --           1,897          --             --
                                    -----------   -----------   -----------   -----------    -----------
BALANCE, December 31, 1995           16,522,530   $ 8,261,265   $ 4,417,304   $   930,377    $   161,732
                                    ===========   ===========   ===========   ===========    ===========

The accompanying notes are an integral part of these consolidated statements.

                               BILTMORE BANK CORP.
                               -------------------
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      -------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
              ----------------------------------------------------

                                                            1995            1994             1993
                                                        ------------    ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                            $    715,281    $  1,357,375    $  1,449,254
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Provision for credit losses                            (98,868)        (75,632)       (218,573)

      Depreciation and amortization                          361,600         274,336          98,472
      Net amortization and accretion of investment
        securities premiums and discounts                     54,040         154,621         163,991
      Net gain on sale of other real estate owned               --              --           (56,150)
      Net gains on sale of securities                        (28,261)        (10,715)         (6,607)
      Net loss (gain) on sale of fixed assets                    489           6,112          (8,452)

      Recognition of preacquisition net operating
        loss carryforward                                       --           257,173          95,000
      Decrease (increase) in accrued interest
        receivable and other assets                          123,012        (498,570)       (209,987)
      (Decrease) increase in accrued interest payable
        and other liabilities                               (125,709)       (123,717)        (95,225)
      Cumulative effect of change in accounting
        principle                                               --              --          (700,000)
                                                        ------------    ------------    ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                  1,001,584       1,340,983         511,723
                                                        ------------    ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales of investment securities             9,448,103       2,980,313       1,005,625
  Proceeds from maturities of investment securities        7,000,000      15,300,000      12,050,000
  Purchase of investment securities                      (15,040,700)    (17,045,301)    (19,456,854)
  Net increase in loans                                   (2,190,804)     (4,876,134)       (485,356)
  Purchase of bank premises and equipment                   (321,810)       (378,501)       (127,566)
  Proceeds from sale of bank premises and equipment            8,329            --            12,624

  Proceeds from sales of other real estate owned                --              --           509,500
  Cash and cash equivalents of banks acquired,
        net of payment for purchase                             --         6,462,168            --

                                                        ------------    ------------    ------------
NET CASH (USED) PROVIDED BY INVESTING ACTIVITIES          (1,096,882)      2,442,545      (6,492,027)
                                                        ------------    ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase (decrease) in demand deposits
        and savings                                      (13,661,552)      2,553,678      12,334,463
  Net increase (decrease) in time certificates
        of deposit                                           790,297        (133,669)     (5,548,283)
  Net increase (decrease) in securities sold under
        agreement to repurchase                            5,743,500         603,000        (300,000)
                                                        ------------    ------------    ------------
NET CASH (USED) PROVIDED BY FINANCING ACTIVITIES          (7,127,755)      3,023,009       6,486,180
                                                        ------------    ------------    ------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      (7,223,053)      6,806,537         505,876
CASH AND CASH EQUIVALENTS, beginning of year              13,560,020       6,753,483       6,247,607
                                                        ------------    ------------    ------------
CASH AND CASH EQUIVALENTS, end of year                  $  6,336,967    $ 13,560,020    $  6,753,483
                                                        ============    ============    ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
        Interest paid                                   $  4,399,030    $  3,379,954    $  3,373,013

The accompanying notes are an integral part of these consolidated statements.

                               BILTMORE BANK CORP.
                               -------------------
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                        DECEMBER 31, 1995, 1994 AND 1993
                        --------------------------------
(1)  ORGANIZATION:
     ------------

Biltmore Bank Corp. (the Company), the holding company for Biltmore Investors Bank (the Bank) (formerly Biltmore National Bank), was incorporated in Arizona on March 19, 1984. On August 22, 1985, the Company acquired all of the issued stock of the Bank and the Bank commenced banking operations. In 1989, Johnson International Inc. (JI), a Wisconsin-based company owned primarily by Samuel C. Johnson and family members, acquired approximately 76% of the Company's outstanding common stock. As a result, the Company became a subsidiary of JI. In a November 26, 1990 stock offering, JI acquired shares which increased its ownership percentage to approximately 93%.

As per the 1989 Stock Purchase and Investment Agreement, based primarily upon the level of loan losses from the time of its acquisition in 1989 through December 31, 1991, JI was entitled to and did receive 7,570,896 additional shares of stock in 1993. This transaction, combined with purchases of shares of stock from other shareholders, increased JI's ownership to approximately 97%. Since JI's effective ownership exceeded 95%, the goodwill recorded by JI at the time of its acquisition of the Company was required to be "pushed down" to the Company. Therefore, goodwill was recorded on the Company's Balance Sheet as of January 1, 1992. Additional disclosure of this transaction is included in footnotes (11) and (12).

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ------------------------------------------

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, the Bank. All material intercompany accounts and transactions have been eliminated in the consolidated financial statements.

The consolidated financial statements of the Company are prepared in accordance with generally accepted accounting principles. The following is a description of the Company's significant accounting policies.

         Estimates-
         ---------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure or contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Cash and Cash Equivalents-
         -------------------------

Cash and cash equivalents, for purposes of reporting cash flows, include cash on hand, amounts due from banks and federal funds sold. Generally, federal funds are purchased and sold for one-day periods.

         Investment Securities-
         ---------------------

In May 1993, the FASB issued Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities," (SFAS 115). SFAS 115 requires, among other things, that securities classified as available for sale be carried at market value, however, market value adjustments and the related income tax effects, are excluded from earnings and reported separately as a component of stockholders' equity. This new standard was adopted by the Company on January 1, 1994. Prior to this, investment securities available for sale were carried at the lower of cost or market value.

Securities, when purchased, are designated as investment securities held to maturity or investment securities available for sale and remain in that category until they are sold or mature. The specific identification method is used in determining the cost of securities sold. The Company does not engage in the trading of securities, and does not hold any securities classified as held to maturity.

Investment securities available for sale are carried at market value, determined on an aggregate basis. While the Company has no current intention to sell these securities, they may not be held to maturity.

         Loans-
         -----

Loans are reported at the principal amount outstanding, net of deferred loan origination fees and costs. Interest income on loans is credited to operating income as earned based on the principal amount outstanding. Accrual of interest is suspended on a loan when management believes, after considering economic and business conditions and collection efforts, that the borrower's financial condition is such that collection of interest is doubtful.

         Loan Fees-
         ---------
Loan origination fees and certain related direct loan origination costs are offset and the resulting net amount is deferred and
                                      F-8
amortized over the life of the related loans as an adjustment to the yield of such loans.

In addition, commitment fees are offset against related loans and amortized as a yield adjustment if the commitment is exercised or, if the commitment expires unexercised, it is recognized upon expiration of the commitment.

         Allowance for Credit Losses-
         ---------------------------

The loan portfolio and other extensions of credit are regularly reviewed to determine the adequacy of the allowance for credit losses which is established through a provision for credit losses charged to expense. The impact of economic conditions on the credit worthiness of borrowers is given major consideration in determining the adequacy of the reserve.

A charge against the allowance for credit losses is made when management believes that the collectability of the loan principal is unlikely. Management believes the allowance is adequate to absorb losses inherent in existing loans and commitments to extend credit, based on evaluations of the collectability and prior loss experience of loans and commitments to extend credit. The evaluations take into consideration such factors as changes in the nature and volume of the portfolio, overall portfolio quality, loan concentrations, specific problem loans, commitments and current and anticipated economic conditions that may affect the borrower's ability to pay. Ultimate losses may vary from current estimates and the amount of the provision, which is a current expense, may be either greater or less than actual net charge-offs. Recoveries of loans previously charged off are added back to the allowance.

         Premises and Equipment-
         ----------------------

Premises and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is charged to expense over the estimated useful life of the asset computed on the straight-line method. Leasehold improvements are amortized over the life of the lease, including optional renewal periods, or the estimated useful life of the asset, whichever is shorter.

         Other Real Estate Owned-
         -----------------------

Other real estate owned, which represents real estate acquired in settlement of loans, is initially recorded at the lower of the recorded investment in the loan or the fair value of the real estate.

Prior to foreclosure, the value of the underlying loan is written down to the fair value of the real estate to be acquired by a charge to the allowance for credit losses, if necessary. Any subsequent write downs to reflect declines, if any, in net realizable value of the property are charged to expense.

         Net Income Per Common Share-
         ---------------------------

Net income per common share is calculated by dividing net income by the weighted average number of shares of common stock outstanding during the year. These shares give consideration to outstanding stock options when such effect is dilutive.

         Reclassifications-
         -----------------

Certain reclassifications have been made to conform to the classifications used in the 1995 financial statements.

(3)  CASH AND DUE FROM BANKS:
     -----------------------

Cash includes deposits with the Federal Reserve Bank of $758,648 and $343,000 maintained to satisfy federal regulatory requirements at December 31, 1995 and 1994, respectively.

(4)  INVESTMENT SECURITIES:
     ---------------------

The amortized cost and market value of investment securities available for sale as of December 31 were as follows:

                                          1995                       1994
                               -------------------------   -------------------------
                                Amortized       Market      Amortized       Market
                                   Cost         Value         Cost          Value
                               -----------   -----------   -----------   -----------
United States Treasury
  securities                   $19,858,248   $20,054,063   $20,071,091   $19,198,458
Obligations of United States
  government agencies           15,713,723    15,762,224    17,001,257    16,297,264
Corporate bonds                    500,000       502,350       500,000       492,625
Certificate of deposit             100,000        98,866       100,000       100,000
Federal Reserve Bank stock         390,850       390,850       354,300       354,300
                               -----------   -----------   -----------   -----------
                               $36,562,821   $36,808,353   $38,026,648   $36,442,647
                               ===========   ===========   ===========   ===========

At December 31,  1995,  and 1994 the  Company's  investment  portfolio  included
unrealized  gains  of  approximately  $347,000  and  $5,000  respectively,   and
unrealized losses of approximately $101,000 and $1,589,000 respectively.

Gross realized gains and losses amounted to $34,527 and $6,266 in 1995, and $27,249 and $16,534 in 1994, and $6,607 and $0 in 1993, respectively.

The following table presents the amortized cost and carrying amounts by maturity distribution of the investment portfolio for investments with a stated maturity date:

                                      Maturity Distribution at December 31, 1995

                   Amortized                  Amortized                   Amortized
                     Cost                        Cost                        Cost
                    Within        Market        One to        Market         Over         Market
                   One Year        Value      Five Years       Value      Five Years       Value
                  -----------   -----------   -----------   -----------   -----------   -----------
United States
  Treasury
  securities      $ 2,014,602   $ 2,017,814   $17,843,646   $18,036,249   $      --     $      --
Obligations of
  United States
  government
  agencies          2,985,311     2,990,000    11,045,357    11,105,274     1,683,055     1,666,950
Corporate bonds       500,000       502,350          --            --            --            --
Certificate of
  deposit             100,000        98,866          --            --            --            --
Federal Reserve
  Bank Stock             --            --            --            --         390,850       390,850
                  -----------   -----------   -----------   -----------   -----------   -----------
                  $ 5,599,913   $ 5,609,030   $28,889,003   $29,141,523   $ 2,073,905   $ 2,057,800
                  ===========   ===========   ===========   ===========   ===========   ===========

The Company had $6,000,000 available under federal funds lines of credit with correspondent banks as of both December 31, 1995 and 1994. The Company has assigned a United States Treasury security with a carrying value of $1,982,500 to secure a portion of one of the federal funds lines of credit. There were no borrowings under this line at December 31, 1995 or 1994.

The Company has a Letter of Credit Line of $750,000 available with a correspondent bank as of December 31, 1995 and 1994. There were no borrowings under this line.

At December 31, 1995, the Company had assigned a United States Treasury security with a carrying value of $1,013,750 to secure a Treasury, Tax and Loan account with the Federal Reserve Bank. Also at December 31, 1995, the Company had assigned a United States Treasury Security with a carrying value of $1,006,562 to secure trust account deposits.

(5)  LOANS:
     -----

Loans, which all arise from domestic operations, are summarized as of December 31 as follows:

                                         1995            1994
                                     ------------    ------------

Commercial and industrial            $ 45,379,732    $ 42,243,407
Real estate - construction              2,158,172       1,134,611
Consumer loans                          3,313,321       4,049,441
Residential mortgage                   40,896,989      42,082,311
                                     ------------    ------------
                                       91,748,214      89,509,770
Less - Allowance for credit losses     (2,362,310)     (2,422,513)
Deferred loan origination fees           (233,655)       (224,680)
                                     ------------    ------------
                                     $ 89,152,249    $ 86,862,577
                                     ============    ============

At  December  31,  1995 and 1994,  the  Company  had  outstanding  $624,704  and
$244,090, respectively, of loans made to directors, executive officers and related parties. All such loans were made in the ordinary course of business.

The activity in related party loans for the years ended December 31 is summarized as follows:

                                1995         1994
                             ---------    ---------

Balance, beginning of year   $ 244,090    $ 275,577
Loan disbursements             521,639      166,662
Loan payments received        (141,025)    (198,149)
                             ---------    ---------
Balance, end of year         $ 624,704    $ 244,090
                             =========    =========

The Company has evaluated its loan portfolio as of December 31, 1995 in accordance with its normal practices and has given consideration to the factors creating potential credit losses. While management believes that the allowance for credit losses provides for all currently anticipated problems, management recognizes that the Company may incur additional losses which cannot currently be estimated, but which may be substantial.

Changes in the allowance for credit losses for the years ended December 31 were as follows:

                                       1995          1994           1993
                                   -----------    -----------    -----------

Balance, beginning of year         $ 2,422,513    $ 1,776,129    $ 1,913,793
Reserve acquired in acquisition           --          806,141           --
Provision credited to operations       (98,868)       (75,632)      (218,573)
Loans charged off                      (66,513)      (141,822)       (21,157)
Recoveries                             105,178         57,697        102,066
                                   -----------    -----------    -----------
Balance, end of year               $ 2,362,310    $ 2,422,513    $ 1,776,129
                                   ===========    ===========    ===========

In May 1993 and October 1994, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan" and SFAS No. 118, an amendment to SFAS No. 114 (collectively "SFAS 114"). These new standards require that a loan's value be measured, and if appropriate a valuation reserve established, when it has been determined that the loan is impaired and loss is probable. At December 31, 1995, the Corporation's recorded investment in impaired loans is approximately $110,000. Management has determined that the entire amount of impaired loans will be excluded from evaluation under SFAS 114 as these are smaller-balance homogeneous loans. This amount is net of previous direct writedowns and applications of cash interest payments against the loan balance outstanding.

The average recorded investment in total impaired loans and leases for the year ended December 31, 1995, was not material.

Interest payments received on impaired loans and leases are recorded as interest income unless collection of the remaining recorded investment is doubtful at which time payments received are recorded as reductions of principal. During 1995, interest income recognized on total impaired loans was not material. The gross income that would have been recognized had such loans and leases been performing in accordance with their original terms would have not been material for the same period.

At December 31, 1995, there were no commitments to lend additional funds to borrowers whose loans are classified as nonaccrual or renegotiated. Substantially all the loans contained in the portfolio are to individuals and businesses located in the Phoenix metropolitan area.

(6)  PREMISES AND EQUIPMENT:
     ----------------------

Major classifications of premises and equipment as of December 31 were as follows:

                                                 1995           1994
                                             -----------    -----------

Land                                         $   400,000    $   400,000
Building                                         193,299         65,000
Equipment and furniture                        1,288,483        940,248
Leasehold improvements                           762,471        895,950
                                             -----------    -----------
                                               2,644,253      2,301,198
Less- Accumulated depreciation and
  amortization                                (1,027,842)      (695,745)
                                             -----------    -----------
                                             $ 1,616,411    $ 1,605,453
                                             ===========    ===========

(7)  DEPOSITS:
     --------

Time certificates of deposit with balances of $100,000 and over and their remaining maturities as of December 31 were as follows:

                                                  1995           1994
                                               -----------   -----------

Less than three months                        $ 3,497,647   $ 2,086,262
Three to twelve months                          7,326,066     4,609,937
One year to five years                          2,866,197     7,393,387
Over five years                                      --            --
                                              -----------   -----------
                                              $13,689,910   $14,089,586
                                              ===========   ===========

(8)  SHORT TERM BORROWINGS:
     ---------------------

Short term borrowings at December 31, were as follows:

                                                1995         1994
                                             ----------   ----------

Federal funds purchased                      $1,200,000   $     --
Securities sold under agreement to
  repurchase                                  5,140,500      603,000
                                             ----------   ----------
                                             $6,340,500   $  603,000
                                             ==========   ==========

As of December 31,  1995,  securities  sold under  agreement  to  repurchase  of
$5,000,000   were  with  Heritage  Bank  and  Trust,   Racine,   WI,  a  Johnson
International Company.

(9)  COMMITMENTS AND CONTINGENCIES:
     -----------------------------

In 1988, the Company signed a ten-year lease agreement to lease approximately 10,300 square feet for its current banking offices. The lease was subsequently amended to commence on October 15, 1989 and terminate on June 30, 1999. The Company assigned the lease to the Bank effective December 29, 1989. The lease agreement requires rental payments to be escalated in the seventh year of the lease by a minimum of 20% and a maximum of 30% as determined by a formula based upon the consumer price index, and then to remain constant through the remaining term of the lease. Additionally, the lease requires the Bank to pay an allocated percentage of the direct expenses of the building and project in excess of specified levels. The lease agreement provides renewal options for two five-year periods at fair-market rent at the renewal date.

On February 2, 1994, Biltmore Investors Bank acquired substantially all the assets and liabilities of American National Bank (See note 18). As a result of the acquisition, Biltmore Investors Bank signed a five year lease for a branch location in Scottsdale, Arizona. The lease agreement provides renewal options for two five-year periods.

Total rental expense under the aforementioned leases for the years ended December 31, 1995, 1994 and 1993 was approximately $573,000, $522,000, and
$314,000, respectively. Future minimum rental payments required under the lease agreements at December 31, 1995 were as follows:

                    Year Ending
                    December 31,
                    ------------

                       1996                         616,116
                       1997                         616,116
                       1998                         618,223
                       1999                         210,636
                      Thereafter                       --
                                                 ----------
                                                 $2,061,091
                                                 ==========

In the normal course of business, the Company makes various commitments and incurs certain contingent liabilities which are not reflected in the accompanying consolidated financial statements. These commitments and contingent liabilities include various guarantees and commitments to extend credit arising from normal business activities. At December 31, 1995 and 1994, commitments to extend credit under loan agreements, net of participations sold, aggregated approximately $28,770,000 and $24,745,000, respectively. Commitments to extend credit under letter of credit agreements, net of participations sold, aggregated approximately $567,000 and $495,000 at December 31, 1995 and 1994, respectively. The Bank does not anticipate any material loss as a result of these transactions.

(10)  STOCK OPTIONS:
      -------------

The Company has adopted four stock option plans, the terms of which are summarized as follows:

        The 1984 Nonstatutory Stock Option Plan (the "Nonstatutory Plan") provides for the issuance of a maximum of 20,000 options for the purchase of one share of common stock each. All full-time salaried officers, key employees and directors are eligible to receive options under the Nonstatutory Plan. The option price is $10 per share. Options are exercisable in 25% increments each year subsequent to the first anniversary of the date of grant and expire six years from the date of grant.

        The Incentive Stock Option Plan (the "Incentive Plan") provides for the issuance of a maximum of 40,000 options for the purchase of one share of common stock each. The exercise price of the option may not be less than the fair market value of the stock at the date of grant. Options may be granted under the Incentive Plan to any director, officer or employee of the Company or the Bank. Options granted under the Incentive Plan expire ten years from date of grant and are exercisable at the option of the holder. All options under this plan were forfeited in 1994.

        The Founding Directors Nonstatutory Stock Option Plan (the "Founding Directors Plan") provides for the issuance of a maximum of 60,000 options for the purchase of one share of common stock each. The six founding directors are the only participants in the Founding Directors Plan. Each founding director has been granted options to purchase 10,000 shares of common stock at a purchase price of $12 per share. All options under this plan expired in 1994.

        On September 26, 1989, the Company executed an amendment to the Stock Purchase Agreement with JI (see Note 10) which included an agreement to issue an additional $150,000 in options to a new employee of the Bank, at the per share investment price of the JI transaction. The option plan was approved in 1990 as the 1990 Incentive Stock Option Plan. The JI transaction closed on December 29, 1989 at $2.57 per share which equated to 58,366 shares under the option agreement. As of December 31, 1995, 390 of the options had been granted and exercised.

        Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123") was issued in October 1995 by the Financial Accounting Standards Board and is required to be adopted in 1996. FAS 123 establishes financial accounting and reporting standards for
                                      F-16
         stock-based employee compensation. Currently the Company does not recognize compensation cost on options issued under Accounting
         Principal Board Opinion No. 25 "Accounting For Stock Issued to Employees" ("APB 25") as the exercise price is the same as or higher than the fair market value at time of issuance. FAS 123 permits the Company to continue to follow this treatment as long as pro-forma disclosures of net income and earnings per share are presented as if the fair value based method of accounting defined in FAS 123 had been applied. The fair value based method requires measurement of compensation cost on the grant date based on the fair value of the award using an option pricing model. Management has not yet determined whether it will adopt the fair value based method defined by FAS 123 or continue to use the APB 25 method.

The following summarizes the activity in stock options under the four plans for each of the years in the two-year period ended December 31, 1995 and 1994:

                                          Outstanding      Option    Exercisable
                                            Options        Price       Options
                                            -------        -----      -------

        BALANCE, December 31, 1993          71,400       $10 - $13     11,400

          Options expired                  (60,000)            $12       -
          Options forfeited                 (9,400)            $13    (9,400)
                                           -------                    -------
        BALANCE, December 31, 1994           2,000             $10      2,000
          Options expired                   (2,000)            $10     (2,000)
                                           -------                    -------
        BALANCE, December 31, 1995               0                          0
                                           =======                    =======

(11)  STOCK OFFERINGS AND COMMON STOCK:
      --------------------------------

On March 2, 1989, the Company signed a definitive agreement with JI which allowed them to acquire a controlling interest in the Company (Note 1). The agreement was to purchase approximately $3,000,000 of newly-issued stock at the December 31, 1988, book value per share. In September 1989, an amendment was signed by the Company and JI to change the price per share to the unaudited book value per share of the Company's common shares as of the end of November, 1989, which both parties agreed was $2.57. The purchase, which was consummated on December 29, 1989 and which required regulatory approval, gave JI ownership of approximately 76% of the Company's outstanding stock.

The definitive agreement contained a warrant purchase agreement granting to JI the right to purchase warrants at the price of $.01 per warrant and to purchase common stock equal in number and option price with respect to other shares eligible to be purchased under all of the Company's option plans. The warrants contain anti-dilution provisions providing for the issuance of additional warrants or changes to the warrant prices, as the case may be, should the Company take any action in the future to issue options, rights, warrants or other securities convertible into common stock, or take any other action which will or may have the effect of diminishing JI's proportionate interest in the Company's common stock.

During 1990, pursuant to the terms of the agreement, the Company issued a common stock offering to its stockholders. As a result of this offering, 7,414,345 shares of stock were sold for $8,600,640. JI purchased 7,181,106 shares in the 1990 offering, increasing its ownership of the Company from 76% to 93%. In addition to the stock offering, 390 stock options were exercised at $2.57 per share by an employee of the Bank.

Under the terms of the 1989 definitive agreement, JI would pay additional cash to the Company or receive additional shares of common stock of the Company depending primarily upon losses in the loan portfolio from the date of the agreement in 1989 through December 31, 1991. Based upon actual loan losses incurred, 7,570,896 additional shares were due and payable to JI as of December 31, 1991. The shares were issued to JI on April 30, 1992. A reclassification was made to Common Stock from Additional Paid-in Capital for the stated value of the shares.

This transaction, combined with purchases of shares of common stock from other shareholders, increased JI's ownership of the Company to approximately 97%.

(12)  INTANGIBLE ASSETS:
      -----------------

Because the stock to be issued under the terms of the 1989 definitive agreement was due and payable as of December 31, 1991, JI's effective ownership exceeded 95%. Therefore, the remaining unamortized goodwill, which was originally recorded by JI at the time of JI's acquisition of the Company, was required to be "pushed down" to the Company.

Accordingly, goodwill in the amount of $640,094 was recorded on the Company's Balance Sheet as of January 1, 1992 with an offsetting amount recorded to retained earnings. The goodwill is being amortized using the straight-line method over 25 years, and had approximately 23 years remaining when it was "pushed down" to the Company from JI.

As per Accounting Principles Board Opinion No. 16 (APB 16), retained earnings of the Company was required to be restated on the date of application of pushdown accounting. The restated retained earnings included the remaining minority ownership's percentage of the retained earnings (accumulated deficit at the time), plus JI's recorded equity in the income and losses of the Company from the time of the original acquisition, less all amortization of the goodwill recorded by JI relating to the acquisition of the Company. Therefore, a reclassification of $2,639,069 was made from retained earnings to additional paid-in capital on January 1, 1992

Additional goodwill in the amount of $10,431 was "pushed down" to the Company from JI in 1992 relating to additional shares purchased by JI from other shareholders during the year.

Goodwill was $114,059 and $65,294 at December 31, 1995 and 1994 respectively. The core deposit intangible resulting from the acquisition of ANB, as described in note 17, was $1,384,584 and $1,611,300 at December 31, 1995 and 1994
respectively. The core deposit intangible is amortized over 10 years.

Negative goodwill generated from a previous acquisition was $163,449 and $224,773 at December 31, 1995 and 1994, respectively.

(13)  REGULATORY MATTERS:
      ------------------

The activities of the Bank are regulated by the Office of the Comptroller of the Currency (the OCC). Approval by the OCC may be required prior to payment of dividends by the Bank to the Company under certain circumstances. Additionally, regulations prevent the Bank from transferring funds to the Company for reasons other than the payment of dividends or the purchase of services and supplies.

Therefore, included in the balance sheet at December 31, 1995 and 1994, are $13,714,000 and $11,527,000 respectively, of net assets restricted to use by the Bank only.

The Federal Reserve Board has adopted capital regulations which require the Bank to maintain two separate minimum capital ratios. Included are the Tier 1 Capital Ratio and the Total Risk-Weighted Capital Ratio. The Bank's capital ratios are shown, along with the minimum required ratios as of December 31, 1995, and 1994 respectively, in the following table:

                                                            Total Risk-
                                             Tier 1           Weighted
                                             Capital          Capital
                                             -------          -------

Capital Ratio at December 31, 1995           13.57%           16.16%
Capital Ratio at December 31, 1994           12.96%           14.23%
Regulatory Capital Requirement                4.00%            8.00%

The federal banking agencies have also adopted leverage capital guidelines which banking organizations must meet. Under these guidelines, the most highly rated banking organizations must meet a leverage ratio of at least 3% Tier 1 capital to total assets, while lower rated banking organizations must maintain a ratio of at least 4% to 5%. The Bank's leverage ratios for the years ended December 31, 1995 and 1994 were 8.88% and 7.12% respectively.

At December 31, 1995 and 1994, due to OCC Regulations, the Bank had no retained earnings available for distribution as dividends to the Company.

(14)  OTHER INTEREST INCOME:
      ---------------------

Other interest income for the years ended December 31 is summarized as follows:

                                             1995          1994          1993
                                          ----------    ----------    ----------

Interest on federal funds sold            $  216,886    $  142,360    $  106,913
Interest on deposits in other
  financial institutions                       2,775         2,500         2,329
Interest on investment
  securities                               2,061,594     2,109,761     1,872,207
                                          ----------    ----------    ----------
                                          $2,281,255    $2,254,621    $1,981,449
                                          ==========    ==========    ==========

(15)  INTEREST EXPENSE:
      ----------------

Interest expense for the years ended December 31 is summarized as follows:


                                             1995          1994          1993
                                          ----------    ----------    ----------

  Demand deposits and savings             $1,778,941    $1,371,399    $  939,280
  Time certificates of deposit,
    $100,000 and over                        824,972       604,580       521,449
  Other time deposits                      1,714,099     1,389,057     1,820,239
  Securities sold under
    agreement to repurchase                   59,883         4,832         3,527
  Federal funds purchased                     21,135          --            --
                                          ----------    ----------    ----------
                                          $4,399,030    $3,369,868    $3,284,495
                                          ==========    ==========    ==========

(16)  INCOME TAXES:
      ------------

Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109), which was issued by the Financial Accounting Standards Board. Under this method, deferred tax assets and liabilities are recognized for future tax consequences relating to differences between the book and tax accounting treatment of existing assets and liabilities as of the balance sheet dates. Deferred tax assets and liabilities are calculated using enacted tax rates expected to apply to taxable income in the years in which the book-to-tax accounting differences are expected to be reversed.

The following is a reconciliation between the amount of the provision for income taxes and the amount of tax computed by applying the statutory Federal income tax rate of 34% for each year:

                                                          1995           1994
                                                      -----------     ---------

        Tax computed at statutory rate                  $ 329,926     $ 386,900
        Other                                             (74,837)      (42,333)
        Adjustment of valuation allowance                     -        (564,000)
                                                      -----------     ---------
                Total income tax expense (benefit)      $ 255,089     $(219,433)
                                                      ===========     =========

The tax effects of temporary differences that give rise to significant elements of the deferred tax assets and deferred tax liabilities for each year, are as follows:


                                                        1995            1994
                                                     -----------    -----------
Deferred tax assets:

        Allowance for credit losses                  $   803,185    $   549,576
        Mortgage loan premium                             13,283        168,960
        Net deferred loan fees                            79,443         76,392
        Net operating loss carryforwards                 377,526        847,676
        Net unrealized depreciation on
         investment securities available for sale           --          538,560
        Other                                             16,229         90,049
                                                     -----------    -----------
Total deferred tax assets                            $ 1,289,666    $ 2,271,213
                                                     -----------    -----------

Deferred tax liabilities:

        Fixed assets, primarily due to
         depreciation                                $   (31,516)   $  (100,713)
        Discount accretion on bonds                      (71,120)       (43,120)
        Net unrealized depreciation on
         investment securities available for sale        (83,800)          --
        Other                                           (301,162)       (42,120)
                                                     -----------    -----------
                Total deferred tax liabilities          (487,598)      (185,953)
                                                     -----------    -----------

                                                         802,068      2,085,260
Valuation Allowance                                         --         (352,000)
                                                     -----------    -----------
        Net deferred tax assets                      $   802,068    $ 1,733,260
                                                     ===========    ===========

Changes in the valuation allowance were as follows:

                                                            1995           1994
                                                     -----------    -----------

        Balance, beginning of year                   $   352,000    $ 1,817,000
        Expiration of State NOL                         (352,000)      (624,000)
        Recognition of previously generated
          federal NOLs                                      --         (841,000)
                                                     -----------    -----------
        Balance, end of year                         $      --      $   352,000
                                                     ===========    ===========

The Company has a tax NOL carryforwards of approximately $1.1 million for federal income taxes as of December 31, 1995. The $1.1 million federal NOL carryforward is comprised of prechange NOLs (before JI purchased a 76% ownership on December 29, 1989) and postchange NOLs (from December 29, 1989 to November 26, 1990 when JI became a 93% owner of the Company).

The federal prechange NOL approximates $201,000, and must be utilized by the Company (it cannot be used by JI) no later than the year 2003. The postchange federal NOL, which approximates $910,000, must be utilized by the Company (but not by JI) in full by no later than the year 2004. The Company has fully benefitted all NOL's existing at December 31, 1995.

The cumulative effect of adopting SFAS 109 at January 1, 1993, was $700,000 representing the recognition of the net deferred tax assets at January 1, 1993 plus the Company's estimate of the amount of postchange NOLs it reasonably expected to realize at the time.

(17) NEW PRONOUNCEMENTS:
     ------------------

In March,  1995, the Financial  Accounting  Standards Board issued  Statement of
Financial Accounting Standards No. 121 (SFAS 121), "Accounting for the Impairment of Long-Lived Assets and for Long- Lived Assets to Be Disposed Of." This standard, which must be adopted in 1996, requires long-lived impaired assets to be carried at fair value and all long-lived assets to be disposed of to be reported at the lower of carrying amount or fair value less cost to sell.

SFAS 121 prescribes a cash flow test for recoverability whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of SFAS 121, assets include certain identifiable intangibles and goodwill if the asset tested for recoverability was acquired in a business combination accounted for using the purchase method.

The Corporation does not anticipate that SFAS 121 will have a material impact on the consolidated financial statements.

(18)  BUSINESS COMBINATION:
      --------------------

On February 1, 1994, the Bank acquired substantially all of the assets and liabilities of American National Bank (ANB), which had one office in Scottsdale, Arizona and one office in Phoenix, Arizona. The acquisition was funded through available capital of the Bank at a cost of approximately $1.1 million.

The transaction was accounted for as a purchase and is included in the Company's results of operations as of February 1, 1994. The following table shows the fair value of assets acquired, fair value of liabilities assumed, and net cash paid:

        Fair Value of Assets Acquired                     $32,422,667
        Fair Value of Liabilities Assumed                  31,335,419
                                                         ------------
        Cash Paid for Acquisitions                          1,087,248
        Cash Received in Acquisition                       (7,549,416)
                                                          -----------
        Net Cash and Cash Equivalents Received             $6,462,168
                                                          ===========

The pro-forma impact on the Company's results of operations for the year ended December 31, 1994, assuming ANB had been acquired as of the beginning of the year, are not materially different than the Company's actual results. The unaudited pro-forma impact on the Company's results of operation for the year ended December 31, 1993 had the ANB transaction described above been consummated January 1, 1993 is as follows:

                                      For the Year Ended
                                      December 31, 1993
                                             (Unaudited)

        Net Interest Income                 $4,253,000

        Provision for Loan Losses           $  219,000

        Net Income                          $1,119,000

        Net Income per Share                     $ .07

(19) FAIR VALUE OF FINANCIAL INSTRUMENTS:
     -----------------------------------

The following tables present the estimated fair values of financial instruments as of December 31, 1995 and 1994:

                                                                1995
                                                     ---------------------------
                                                       Carrying         Fair
                                                         Value          Value
                                                     ------------   ------------
Financial Assets:
   Cash and Cash Equivalents                         $  6,337,000   $  6,337,000
   Investments Securities Available
     for Sale                                          36,808,000     36,808,000
   Net Loans                                           89,152,000     89,199,000
   Interest Receivable                                  1,109,000      1,109,000

Financial Liabilities:
   Deposits                                           116,357,000    116,919,000
   Short Term Borrowings                                6,341,000      6,201,000
   Interest Payable                                       199,000        199,000

                                                                 1994
                                                     ---------------------------
                                                       Carrying         Fair
                                                         Value          Value
                                                     ------------   ------------
Financial Assets:
   Cash and Cash Equivalents                         $ 13,560,000   $ 13,560,000
   Investments Securities Available
     for Sale                                          36,443,000     36,443,000
   Net Loans                                           86,863,000     81,382,000
   Interest Receivable                                  1,018,000      1,018,000

Financial Liabilities:
   Deposits                                           129,228,000    121,281,000
   Short Term Borrowings                                  603,000        603,000
   Interest Payable                                       219,000        219,000


Where readily available, quoted market prices were utilized by the Company. If quoted market prices were not available, fair values were based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. The calculated fair value estimates, therefore, cannot be substantiated by comparison to independent markets and may not be realized in immediate settlement of the instrument. Certain financial instruments and all nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used in estimating the fair value for financial instruments.

Cash and cash equivalents, interest receivable, securities sold under agreements
--------------------------------------------------------------------------------
to repurchase, and interest payable
-----------------------------------

The carrying amounts reported for these financial instruments are a reasonable estimate of fair value.

Investment securities available for sale
----------------------------------------

Fair value is based on quoted market prices or dealer quotes.

Loans
-----

Loans that reprice or mature within three months of year end were assigned fair values based on their carrying values. For remaining loans, fair value was estimated by discounting the expected future cash flows using current interest rates at which similar loans would be made to borrowers of comparable creditworthiness.

Deposits
--------

The fair value of fixed-maturity time deposits was estimated based on discounted cash flows using rates currently offered for deposits of similar remaining maturities.

Though demand and savings deposits may have duration characteristics which could justify fair value estimation using methods similar to those used for fixed-maturity time deposits, their fair value was considered to be carrying value pursuant to the disclosure requirements.

(20) MANAGEMENT FEE:
     --------------

The Company pays its allocable portion of expenses to JI in an arrangement similar to all of JI's subsidiaries. The arrangement calls for partial payment of allocable expenses in the early years after becoming a subsidiary of JI.

In 1993, the Company paid $175,783 in management fees, equalling 63% of its allocable portion of expenses. In 1994, the Company paid $275,520 in management fees, equalling 83% of its allocable portion of expenses. In 1995, the Company paid $428,111 in management fees, equaling 88% of its allocable portion of expenses.

Future payments as a percentage of the Company's allocable portion of expenses are expected to be 100% in 1996.

(21) CONDENSED FINANCIAL INFORMATION - PARENT COMPANY ONLY
     -----------------------------------------------------

CONDENSED BALANCE SHEETS DECEMBER 31            1995         1994
                                            -----------   -----------

ASSETS:

CASH                                        $       424   $       120
DEFERRED TAXES                                     --         257,173
INVESTMENT IN BILTMORE INVESTORS BANK        13,714,165    11,527,411
PREPAID EXPENSES                                  1,826         2,160
GOODWILL                                         64,019        65,294
                                            -----------   -----------
TOTAL ASSETS                                $13,780,434   $11,852,158
                                            ===========   ===========



LIABILITIES AND SHAREHOLDERS' EQUITY:

OTHER LIABILITIES                           $     9,756   $     5,830
                                            -----------   -----------
TOTAL SHAREHOLDER'S EQUITY                   13,770,678    11,846,328
                                            -----------   -----------
TOTAL LIABILITIES AND SHAREHOLDERS EQUITY   $13,780,434   $11,852,158
                                            ===========   ===========

CONDENSED STATEMENTS OF INCOME FOR THE YEARS
ENDED DECEMBER 31:                               1995           1994           1993
                                             -----------    -----------    -----------
 EQUITY IN NET INCOME OF BILTMORE
   INVESTORS BANK                            $   722,418    $ 1,376,788    $   771,879

 EXPENSES:
   General and administrative                      6,009         10,334          2,926
   Amortization of goodwill                        3,172          9,079         19,699
                                             -----------    -----------    -----------
 TOTAL EXPENSES                                   (9,181)       (19,413)       (22,625)
                                             -----------    -----------    -----------

 INCOME BEFORE INCOME TAX EXPENSE
   AND CUMULATIVE EFFECT OF CHANGE
IN ACCOUNTING ACCOUNTING PRINCIPAL               713,237      1,357,375        749,254
   BENEFIT FROM INCOME TAXES                      (2,044)          --             --
                                             -----------    -----------    -----------
 INCOME BEFORE CUMULATIVE EFFECT OF
   CHANGE IN ACCOUNTING PRINCIPLE                715,281      1,357,375        749,254
 CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE                                        --             --          700,000

                                             -----------    -----------    -----------
 NET INCOME                                  $   715,281    $ 1,357,375    $ 1,449,254
                                             ===========    ===========    ===========

CONDENSED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31                                1995           1994            1993
                                                            -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
 RECONCILIATION OF NET INCOME TO NET CASH
  USED BY OPERATING ACTIVITIES:
   Net income                                               $   715,281    $ 1,357,375    $ 1,449,254
   Adjustments to reconcile net income to
        net cash provided (used) by operating activities-
   Equity in net income of Biltmore
        Investors Bank                                         (722,418)    (1,376,788)      (771,879)
   Amortization of goodwill                                       3,172          9,079         19,699
   Recognition of preacquisition net
        operating loss carryforward                                --          257,173         95,000
   Cumulative effect of a change in
        accounting principal                                       --             --         (700,000)
   Increase in investment in Biltmore
        Investors Bank due to utilization of
        preacquisition net operating loss
        carryforward                                               --         (257,173)       (95,000)
   (Decrease) increase in other
        liabilities                                             3,934             (621)       (12,888)
   Decrease in other assets                                       335              518            278
                                                            -----------    -----------    -----------
Net cash provided (used) by operating
          activities                                                304        (10,437)       (15,536)
                                                            -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:                              --             --             --

CASH FLOWS FROM FINANCING ACTIVITIES:                              --             --             --

DECREASE IN CASH AND CASH EQUIVALENTS                               304        (10,437)       (15,536)

CASH AND CASH EQUIVALENTS,
     beginning of period                                            120         10,557         26,093
                                                            -----------    -----------    -----------
CASH AND CASH EQUIVALENTS, end of period                    $       424    $       120    $    10,557
                                                            ===========    ===========    ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  INFORMATION:
   Interest paid                                            $       176    $      --      $      --
                                                            ===========    ===========    ===========

NON-CASH TRANSACTION:
  Pushdown of goodwill from Parent                          $     1,897    $     3,329    $      --
                                                            ===========    ===========    ===========

Part I Item 1. Financial Statements
               --------------------

                               BILTMORE BANK CORP.
                               ------------------
                           CONSOLIDATED BALANCE SHEETS
                           ---------------------------
                                     ASSETS
                                     ------
                                 (000's Omitted)

                                                     June 30,   December 31,
                                                     1996           1995
                                                     --------   ------------
CASH AND DUE FROM BANKS                             $   6,623    $   6,337
FEDERAL FUNDS SOLD                                      5,000         --
                                                    ---------    ---------
   TOTAL CASH AND CASH EQUIVALENTS                     11,623        6,337

INVESTMENT SECURITIES AVAILABLE FOR SALE               28,109       36,808

LOANS, less allowance for credit losses
  of $2,373 and $2,362 at 6/30/96 and                  89,155       89,152
    12/31/95, respectively

ACCRUED INTEREST RECEIVABLE AND
  OTHER ASSETS                                          2,060        2,099

PREMISES AND EQUIPMENT, net                             1,621        1,616

OTHER REAL ESTATE OWNED                                   103          103

INTANGIBLE ASSETS                                       1,338        1,400
                                                    ---------    ---------
                                                    $ 134,009    $ 137,515
                                                    =========    =========


                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------

DEPOSITS:
  Demand - Noninterest-bearing                      $  26,746    $  23,985
  Time certificates of deposit,
    $100,000 and over                                   9,950       13,690
  Other time certificates and
    individual retirement accounts                     25,571       30,267
  Money Market Savings                                 56,085       48,415
                                                    ---------    ---------
                                                      118,352      116,357
ACCRUED INTEREST PAYABLE                                  118          199

SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE            917        6,340

OTHER LIABILITIES                                         701          849
                                                    ---------    ---------
                                                      120,088      123,745
SHAREHOLDERS' EQUITY:
  Preferred stock, no par value:
    Authorized and unissued, 10,000,000 shares           --           --
  Common stock, no par value (stated value $.50)
    Authorized, 25,000,000 shares; issued and
    outstanding, 16,522,530 shares                      8,261        8,261
  Additional paid-in capital                            4,417        4,417
  Undivided Profits                                     1,379          930
  Net unrealized gain (loss) on securities               (136)         162
                                                    ---------    ---------
                                                       13,921       13,770
                                                    ---------    ---------
                                                    $ 134,009    $ 137,515
                                                    =========    =========

                 See notes to consolidated financial statements.

                       BILTMORE BANK CORP. AND SUBSIDIARY
                       ----------------------------------

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      -------------------------------------

                                                     Six months ended June 30,
                                                        1996           1995
                                                   ------------    ------------
INTEREST INCOME:
  Interest and fees on loans                       $  3,916,394    $  3,948,007
  Other interest income                               1,072,762       1,117,447
                                                   ------------    ------------
           Total interest income                      4,989,156       5,065,454

INTEREST EXPENSE                                      2,015,040       2,141,027
                                                   ------------    ------------
           Net interest income                        2,974,116       2,924,427

PROVISION FOR CREDIT LOSSES                                --              --
                                                   ------------    ------------
NET INTEREST INCOME AFTER
 PROVISION FOR CREDIT LOSSES                          2,974,116       2,924,427
                                                   ------------    ------------
CUSTOMER SERVICE FEES                                   120,509         138,905
LOAN FEES                                               113,636         134,100
GAIN (LOSS) ON SALE OF SECURITIES                        (4,077)         28,455
INCOME FROM "LINK" BROKERAGE OFFICE                     119,536          47,841
TRUST REVENUES                                          128,306          87,800
                                                   ------------    ------------
                                                        477,910         437,101
                                                   ------------    ------------
OPERATING EXPENSES:
  Salaries and employee benefits, net
    of deferred loan origination costs
    of $121,213 in 1996 and $63,213 in 1995           1,430,626       1,256,064
  Occupancy                                             321,528         315,939
  Equipment                                             234,053         179,537
  Data processing                                       166,676         151,022
  Management fee expense                                216,906         201,564
  Other                                                 394,496         796,454
                                                   ------------    ------------
                                                      2,764,285       2,900,580
                                                   ------------    ------------

NET INCOME BEFORE INCOME TAX EXPENSE                    687,741         460,948

INCOME TAX EXPENSE                                     (239,600)       (129,378)
                                                   ------------    ------------
NET INCOME                                              448,141         331,570
                                                   ============    ============

NET INCOME PER SHARE                               $       0.03    $       0.02
                                                   ============    ============
WEIGHTED AVERAGE COMMON AND COMMON
  EQUIVALENT SHARES OUTSTANDING                      16,522,530      16,522,530
                                                   ============    ============

                 See notes to consolidated financial statements.

                              BILTMORE BANK CORP.
                              -------------------

                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                 -----------------------------------------------


                                                        Common Stock                 Additional
                                                 ----------------------------          Paid-in         Accumulated       Equity in
                                                   Shares            Amount            Capital           Earnings       Investments
                                                 ----------        ----------        ----------        ----------       -----------
BALANCE, December 31, 1995                       16,522,530        $8,261,265        $4,417,304        $  930,377        $  161,732

   Net income                                        --                --                --               448,141              --

Unrealized gain (loss) in
 Investments available for
 sale as of June 30, 1996                            --                --                --                  --            (297,453)

                                                 ----------        ----------        ----------        ----------        ----------
BALANCE, June 30, 1996                           16,522,530        $8,261,265        $4,417,304        $1,378,518        $ (135,721)
                                                 ==========        ==========        ==========        ==========        ==========











                 See notes to consolidated financial statements.

                       BILTMORE BANK CORP. AND SUBSIDIARY
                       ----------------------------------

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      -------------------------------------
                                 (000's Omitted)

                                                                              Six months ended June 30,
                                                                               1996                1995
                                                                            --------             --------
 CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income (loss)                                                     $    448             $    332
      Adjustments to reconcile net loss to net cash
       provided (used) by operating activities:
         Depreciation and amortization                                           176                  207
      Net amortization and accretion of investment
       securities premiums and discounts                                         (18)                  98
      Net (gain) loss on sale of securities                                        4                  (28)

      Net (gain) loss on sale of fixed assets                                     (5)                --
      Decrease (increase) in accrued interest receivable
     and other assets                                                            194                  610
      (Decrease) increase in accrued interest payable and other
        liabilities                                                             (222)                 123
                                                                            --------             --------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                                 577                1,340
                                                                            --------             --------
CASH FLOWS FROM INVESTING ACTIVITIES:
      Proceeds from sales of investment securities                             2,859                5,141
      Proceeds from maturities of investment securities                        5,500                2,000
      Purchase of investment securities                                         (114)              (1,013)
      Net (increase) in loans                                                     (3)                (589)
      Purchase of bank premises and equipment                                   (140)                (176)
      Proceeds on sale of fixed assets                                            42                 --
                                                                            --------             --------
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                               8,144                5,363
                                                                            --------             --------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Net increase in demand deposits and savings                             10,431              (11,475)
      Net decrease in time certificates of deposit                            (8,436)               3,702
      Net (decrease) increase in securities sold under agreement
       to repurchase                                                          (5,430)                 175
                                                                            --------             --------
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                              (3,435)              (7,948)
                                                                            --------             --------
NET INCREASE (DECREASED) IN CASH AND CASH EQUIVALENTS                          5,286               (1,245)

CASH AND CASH EQUIVALENTS, beginning of year                                   6,337               13,560
                                                                            --------             --------
CASH AND CASH EQUIVALENTS, end of period                                    $ 11,623             $ 12,315
                                                                            ========             ========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
      Interest paid on deposits                                             $  2,007             $  2,104

                 See notes to consolidated financial statements.

                       BILTMORE BANK CORP. AND SUBSIDIARY
                       ----------------------------------

                 FOOTNOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 ----------------------------------------------
                                  June 30, 1996
                                  -------------
                                   (Unaudited)



NOTE 1  --  Basis of Preparation and Presentation
            -------------------------------------

The consolidated financial statements included herein have been prepared by Biltmore Bank Corp. (the Company), without audit, pursuant to the rules and regulations of the Securities and Exchange Commission and include all adjustments which are, in the opinion of management, necessary for a fair presentation. The condensed consolidated financial statements include the accounts of the Company and its subsidiary. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principals have been condensed or omitted pursuant to such rules and regulations. The Company believes that the disclosures are adequate to make the information presented not misleading; however, it is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto which are incorporated by reference in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995. The financial data for the interim periods may not necessarily be indicative of results to be expected for the year.

BILTMORE BANK CORP.
Reverse Stock Split
Earnings to Fixed Charge Ratio
12-Sep-96







                                              1996           1995           1994

Occupancy Expense                           321523         649738         585077
Equipment Expense                           178975         354970         299044
Amortization of Intangibles                 109188         172566         128957
                                            ------        -------        -------
Total Fixed Charges                         609686        1177274        1013078

Earnings                                    455970        1357375         715281

Earnings to Fixed Charge Ratio                0.75           1.15           0.71

Item 13.  Persons and Assets Employed, Retained or Utilized

         William G. Ridenour, is a member of the Board of Directors of the Company and is a founding shareholder of the law firm Ridenour, Swenson, Cleere & Evans, P.C. (RSC&E). RSC&E has in the past and continues to provide legal services to the Company, including providing legal representation to the Company in connection with the Transaction. The Company is charged and has agreed to pay RSC&E for its legal services on an hourly basis at the rate of $125.00 per hour. It is anticipated that the legal fees of RSC&E in connection with the Transaction will be the sum of $20,000.00.

Item 14.  Additional Information

         None.

Item 15.  Exhibits

         Second Amended and Restated Articles of Incorporation

Item 16.  Other Matters

         The Company knows of no other matters to be submitted to the Special Meeting. If any other matter properly comes before the Special Meeting, it is the intention of the Company to consider and vote on any such matters as the Board of Directors may recommend.

         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: November 26, 1996
                                                Biltmore Bank Corp.



                                                By:/s/ Mark A. Behrens
                                                  -----------------------------
                                                Name: Mark A. Behrens
                                                Title: Executive Vice President


                                                Johnson International, Inc.

                                                By: /s/ Dennis Axelson
                                                  -----------------------------
                                                Name:  Dennis Axelson
                                                Title: Senior Vice President
                                                       and Chief Financial
                                                       Officer

                    AMENDMENT TO SECOND AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                               BILTMORE BANK CORP.



         Pursuant to the provisions of Section 10-1006, Arizona Business Corporation Act, Biltmore Bank Corp. hereby submits the following Articles of
Amendment:

         The Articles of Incorporation of Biltmore Bank Corp. are hereby amended as follows:

         1.       The name of the corporation is Biltmore Bank Corp.

         2. The reference to TWENTY-FIVE MILLION (25,000,000) shares of Common Stock in the first paragraph of Article 5 Authorized Capital is deleted, and TWO HUNDRED (200) shares is substituted in its place.

         3.       The Shareholders adopted the amendment on November __, 1996.

         4. The corporation has 16,522,530 shares of stock outstanding and all shares are entitled to vote on this Amendment.

         5. ____ outstanding shares voted for the Amendment and ____ outstanding shares voted against the Amendment, and _____ outstanding shares abstained.

         6. In all other respects, the Second Amended and Restated Articles of Incorporation remains in force.

         Dated ________________, 1996.




                                        By:______________________________
                                                    President





                                        By:______________________________
                                                    Secretary

                                    Item 17
                                   Exhibit E
                         (See Item 13 to Schedule 13e-3)

                                    Item 17
                                   Exhibit F
                             Industry Peer Analysis

                                      Return on Equity      Average
                                      ----------------      -------

AZ Bank                                     12.06%           15.58%
Bank of AZ                                  17.99%           15.58%
Casa Grande                                 16.75%           15.58%
BILTMORE INVESTORS                           6.57%           15.58%
Community                                   19.05%           15.58%
County                                      15.06%           15.58%
First Nat'l Bank of AZ                      19.04%           15.58%
First AR Metropolitan                       17.35%           15.58%
Founders                                    39.14%           15.58%
Frontier State                              18.34%           15.58%
Harris Trust                                14.26%           15.58%
Heritage                                     2.86%           15.58%
Liberty                                     24.33%           15.58%
M&I Thunderbird                             17.39%           15.58%
Mohave State                                18.21%           15.58%
Nat'l Bank of AZ                            13.05%           15.58%
Northern Trust                              29.50%           15.58%
Republic National                           20.68%           15.58%
Rocky Mountain                              12.85%           15.58%
The Stockmen's                              17.83%           15.58%
The Sun City                                11.28%           15.58%
Valley Bank of AZ                          -12.64%           15.58%
Valley Commerce                              7.48%           15.58%

                               BILTMORE BANK CORP.
                            2425 East Camelback Road
                             Phoenix, Arizona 85016



Dear Shareholder:

         On ______, 1996, a Special Meeting of Shareholders of Biltmore Bank Corp. an Arizona corporation, (the "Company") was held to consider and vote upon an Amendment to the Company's Second Amended and Restated Articles of
Incorporation (the "Amendment") reducing the number of authorized shares of common stock resulting from Twenty-Five million to Two Hundred effecting a 125,000 to 1 reverse stock split of the Company's common stock. A majority of the Company's Shareholders present at the special meeting approved the Amendment and the Amendment was filed with the Arizona Corporation Commission on ________ __, 1996 thereby consummating the reverse stock split transaction.

         As a result of the transaction, the Company is required to purchase all fractional shares of Company Common Stock held by Company Shareholders. This letter advises how you will be paid for your fractional interests.

         All Shareholders of Company Common Stock as of __________ , 1996, are requested to deliver all original share certificates of Company Common Stock to ___________ at Biltmore Bank Corp. 2425 East Camelback Road, Phoenix, Arizona 85016, anytime from ________ , 1996, through _________ 27, 1996, between the hours of 9:00 a.m. and 6:00 p.m. Mountain Standard Time, for surrender and cancellation. The share certificates must be duly endorsed on the reverse side of the certificate by all stock certificate owners. Alternatively, the share certificates may be delivered with the enclosed stock power form. Please note that all persons listed upon the Company Common Stock certificate must be present at the time of surrender of the certificate with a photo identification or have their signature guaranteed by an appropriate signature guarantor. If share certificates are delivered by mail, they should be sent by certified mail. If share certificates are lost, please contact the undersigned for further instructions.

         Upon surrender of a Company Common Stock Certificate, the Shareholder(s) will be paid from the Reverse Stock Split Exchange Account established at Biltmore Investors Bank, 2425 East Camelback Road, Phoenix, Arizona, the sum of $1.00 for each share of Company Common Stock held by the Shareholder(s) (subject to any federal backup withholding tax requirements the Shareholder may be subject to).

         Enclosed with this letter is a copy of Internal Revenue Service Form ____. The Company is required by federal income tax law to deduct and withhold the tax on payments made for the fractional interests if (i) the Shareholder fails to furnish a taxpayer identification number (TIN) to the Company or fails to certify under penalty of perjury that such TIN is correct; (ii) the Internal Revenue Service (IRS) notifies the Company that the TIN furnished by the Share holder is incorrect; (iii) the IRS notifies the Company that the Shareholder has failed to report interest, dividends or original issue discount in the past; or
(iv) there has been a failure by the Shareholder to certify under penalty of perjury that such Shareholder is not subject to the backup withholding tax, requesting your TIN and certification by you that you are not subject to any Federal backup withholding tax. Unless an executed copy of Form No.___ is
delivered  to  the  Company  upon   surrender  of  your  Company   Common  Stock
Certificates, the Company is required by the Internal Revenue Service to withhold 31% of the amount otherwise distributable to you for your shares of Company Common Stock.

         Should you have any questions regarding the reverse stock split transaction or the redemption of your shares of Company Common Stock, please call __________________, Vice-President, Biltmore Bank Corp. at (602) 381-_______ or at 1-800_____________, 2425 East Camelback Road, Phoenix, Arizona
85016, during normal business hours, 9:00 a.m. to 6:00 p.m. Mountain Standard Time.

                               BILTMORE BANK CORP.
                            2425 East Camelback Road
                             Phoenix, Arizona 85015

--------------------------------------------------------------------------------
                    Notice of Special Meeting of Shareholders
                                December 19, 1996
--------------------------------------------------------------------------------


         Notice is hereby given that the Special Meeting of Shareholders of Biltmore Bank Corp., an Arizona corporation (the "Company") will be held at 2:00 p.m., Mountain Standard Time, on Thursday, December 19, 1996, at the Company's corporate office, 2425 East Camelback Road, Phoenix, Arizona, for the following purposes:


         1. To consider and vote on an amendment to the Company's Second Amended and Restated Articles of Incorporation (the "Amendment") reducing the amount of authorized shares of the Company Common Stock from Twenty-Five Million to Two Hundred shares, a copy of the Amendment is attached as an Exhibit to the Information Statement.

         2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The effect of the adoption of the Amendment is to cause all shareholders holding fewer than one hundred twenty-five thousand shares to be the holders of fractional shares of Company Common Stock, which must be surrendered to and will be acquired by the Company according to the terms set forth in the Information Statement accompanying this Notice and the Schedule 13e-3 transaction statement filed with the Securities Exchange Commission, a copy of which is available by contacting Mr. Mark Behrens at 414-681-4654.

         Only shareholders of record at the close of business on November 13, 1996, are entitled to notice of and to vote at the Special Meeting.

         All shareholders are cordially invited to attend the Special Meeting in person. Any shareholder attending the meeting may vote in person even if he or she has previously returned a duly executed proxy.

         Shareholders of Company Common Stock are entitled to dissent from the Rule 13e-3 transaction and to receive the payment determined in a judicial appraisal proceeding if they comply with certain procedures specified in the Arizona Revised Statutes and described in the accompanying Information Statement.

                                        BY ORDER OF THE BOARD OF DIRECTORS



Phoenix, Arizona
November 26, 1996

                    AMENDMENT TO SECOND AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                               BILTMORE BANK CORP.



         Pursuant to the provisions of Section 10-1006, Arizona Business Corporation Act, Biltmore Bank Corp. hereby submits the following Articles of
Amendment:

         The Articles of Incorporation of Biltmore Bank Corp. are hereby amended as follows:

         1. The name of the corporation is Biltmore Bank Corp.

         2. The reference to TWENTY-FIVE MILLION (25,000,000) shares of Common Stock in the first paragraph of Article 5 Authorized Capital is deleted, and TWO HUNDRED (200) shares is substituted in its place.

         3. The Shareholders adopted the amendment on December 19, 1996.

         4. The corporation has 16,522,530 shares of stock outstanding and all shares are entitled to vote on this Amendment.

         5. ____ outstanding shares voted for the Amendment and ____ outstanding shares voted against the Amendment, and _____ outstanding shares abstained.

         6. In all other respects, the Second Amended and Restated Articles of Incorporation remain in force.

         Dated: December 19, 1996.




                                        By:______________________________
                                                    President





                                        By:______________________________
                                                    Secretary

                      [BILTMORE INVESTORS BANK LETTERHEAD]





November 22, 1996



Dear Shareholder:

As a shareholder, you are well aware of the history of Biltmore Bank Corp. ("Biltmore"), and its principal holding, Biltmore Investors Bank:

         1985            Biltmore began operations;
         1988            The real estate market  collapses in Arizona,  and with
                         it, many of the financial  institutions  either fold or
                         are in serious jeopardy, among them, Biltmore Investors
                         Bank;
         1989            Johnson International, Inc. acquires Biltmore and keeps
                         the bank doors open for the Phoenix market;
         1990            Johnson   International  added  capital  and  increased
                         assets with the acquisition of Sentinel;
         1993            Assets  were  further  increased  with the  purchase of
                         American National Bank.

As we plan for 1997, we look for ways to further improve the financial performance of Biltmore. We believe significant annual cost savings can be realized by purchasing all outstanding shares of Biltmore from our shareholders. Your Board of Directors and Biltmore's affiliate, Johnson International, Inc., believe this will result in a win-win situation for all involved. The improved bottom line can be achieved without affecting customer service or increasing fees.

To determine the value of your shares, we hired Alex Sheshunoff & Co. Investment Banking. Alex Sheshunoff & Co. is the premier bank valuation company in the U.S., performing over 350 valuations each year across the country. It established the value of each share of Biltmore stock held by a minority shareholder at $0.60 per share. In order to recognize your commitment to Biltmore, the company has chosen to pay $1.00 per share for each of your shares. Since there is no ready market for your shares, this presents an excellent opportunity to sell your shares, which may result in significant tax benefits for you.

Enclosed is an Information Statement which is included as part of the proposal package filed with the Securities & Exchange Commission, which details the rationale of the proposed "going private" transaction. Also enclosed is a Notice of a Special Meeting of Shareholders, at which meeting, shareholders will vote on an amendment to Biltmore's Second Amended and Restated Articles of Incorporation. The Amendment, upon adoption, will effect a reverse stock split by reducing the number of authorized shares. When approved, you will receive information outlining the procedures for the sale of your fractional share interest created by the adoption of the Amendment. We urge you to review all the enclosed materials carefully and promptly.

We are proud of the focus and direction Biltmore Investors Bank is taking. But we must also gratefully acknowledge the contributions of those who helped provide our foundation. The support and direction provided by you, and all the shareholders, has been a constant and is much appreciated. Please know, that as a client of Biltmore Investors Bank, you will continue to enjoy the superior attention and uncompromising service of all our associates.

If you have any questions, please call Wayne Rich or Jim Chappel at 602-381-6800 or myself at 414-681-4654.

Sincerely,

/s/ Mark C. Behrens

Mark C. Behrens
Executive Vice President

MCB:jr
Enclosures